UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WAVE LIFE SCIENCES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WAVE LIFE SCIENCES LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 201218209G)

NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TIME: 11:30 a.m., Eastern Time

DATE: August 9, 2022

PLACE: Wave Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138

To Our Shareholders:

You are cordially invited to attend the 2022 Annual General Meeting of Shareholders of Wave Life Sciences Ltd. to be held at 11:30 a.m., Eastern Time, on Tuesday, August 9, 2022 at 733 Concord Avenue, Cambridge, MA 02138. In this Notice, we refer to the 2022 Annual General Meeting of Shareholders as the “2022 AGM” and we refer to Wave Life Sciences Ltd. as “Wave,” the “Company,” “we,” “us” and “our.” Details regarding the 2022 AGM, the business to be conducted at the 2022 AGM, and information about Wave Life Sciences Ltd. that you should consider when you vote your shares are described in the attached proxy statement. Shareholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2022 AGM on short notice. Shareholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2022 AGM.

The 2022 AGM will be held for the following purposes:

As Special Business

1.	(a) To elect Paul B. Bolno, M.D., MBA to serve on the Board of Directors;

(Ordinary Resolution 1(a))

(b)	To elect Mark H.N. Corrigan, M.D. to serve on the Board of Directors;

(Ordinary Resolution 1(b))

(c)	To elect Christian Henry to serve on the Board of Directors;

(Ordinary Resolution 1(c))

(d)	To elect Peter Kolchinsky, Ph.D. to serve on the Board of Directors;

(Ordinary Resolution 1(d))

(e)	To elect Adrian Rawcliffe to serve on the Board of Directors;

(Ordinary Resolution 1(e))

(f)	To elect Ken Takanashi to serve on the Board of Directors;

(Ordinary Resolution 1(f))

(g)	To elect Aik Na Tan to serve on the Board of Directors;

(Ordinary Resolution 1(g))

(h)	To elect Gregory L. Verdine, Ph.D. to serve on the Board of Directors;

(Ordinary Resolution 1(h))

(i)	To elect Heidi L. Wagner, J.D. to serve on the Board of Directors;

(Ordinary Resolution 1(i))

As Ordinary Business

2.

To approve the re-appointment of KPMG LLP to serve as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2022, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of our 2023 Annual General Meeting of Shareholders;

(Ordinary Resolution 2)

3.

To approve the Company’s payment of cash and equity-based compensation to non-employee directors for service on the Board of Directors and its committees, in the manner and on the basis as set forth under “Proposal 3: Non-Employee Directors’ Compensation” in the attached proxy statement;

(Ordinary Resolution 3)

As Special Business

4.

To approve a proposed amendment to the Company’s 2021 Equity Incentive Plan to increase the total number of ordinary shares available for issuance under the 2021 Equity Incentive Plan by 6,000,000 ordinary shares in the manner and on the basis as set forth under “Proposal 4: Approval of an Amendment to the 2021 Equity Incentive Plan” in the attached proxy statement;

(Ordinary Resolution 4)

5.

Pursuant to the provisions of Section 161 of the Companies Act 1967 of Singapore (the “Singapore Companies Act”), and also subject to the provisions of the Singapore Companies Act and our Constitution, authority be, and hereby is, given to our Board of Directors:

(a)	to:

(i)	allot and issue ordinary shares in our capital; and/or

(ii)

make or grant offers, agreements, options or other instruments (including the grant of awards or options pursuant to our equity-based incentive plans and agreements in effect from time to time) that might or would require ordinary shares to be allotted and issued, whether such allotment or issuance would occur during or after the expiration of this authority (including but not limited to, the creation and issuance of warrants, rights, units, purchase contracts, debentures or other instruments (including debt instruments) convertible into or exercisable for ordinary shares), at any time to and/or with such persons and upon such terms and conditions, for such purposes and for consideration as our directors may in their sole discretion deem fit, and with such rights or restrictions as our directors may think fit to impose and as are set forth in our Constitution; and

(b)

to allot and issue ordinary shares in our capital pursuant to any offer, agreement, option or other agreement made, granted or authorized by our directors while this resolution was in effect, regardless of whether the authority conferred by this resolution may have ceased to be in effect at the time of the allotment and issuance, and that such authority, if approved by our shareholders, shall continue in effect until the earlier of the conclusion of our 2023 Annual General Meeting of Shareholders or the expiration of the period within which our 2023 Annual General Meeting of Shareholders is required by law to be held;

(Ordinary Resolution 5)

6.	To approve, on a non-binding, advisory basis only, the compensation of our named executive officers:

“RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the

Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

This non-binding advisory resolution is being proposed to shareholders as required pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The shareholders’ vote on this proposal is solely advisory and non-binding in nature, will have no legal effect for purposes of Singapore law and will not be enforceable against our Company or our Board of Directors; and

(Non-Binding Advisory Resolution 6)

7.	To transact such other business as may properly come before the 2022 AGM and all adjournments or postponements thereof.

The Board of Directors recommends the approval of each of the first six proposals.

All of the above proposals should be read in conjunction with the attached proxy statement, which sets out the specific parameters of the proposals.

Each of the matters to be voted on at the 2022 AGM (other than Proposal 6, which is the only non-binding advisory resolution) may be passed by ordinary resolution pursuant to our Constitution.

Notes About the Annual General Meeting of Shareholders

Eligibility to Vote at 2022 AGM. The Board of Directors has fixed the close of business on June 22, 2022 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and the attached proxy statement. As of June 22, 2022, we had 86,724,658 ordinary shares issued and outstanding. However, under Singapore law, only registered holders of our ordinary shares (i.e., persons whose names appear on the Register of Members of the Company maintained in accordance with Section 190 of the Singapore Companies Act), or “shareholders of record,” on the date of the 2022 AGM, August 9, 2022, will be entitled to vote at the 2022 AGM. If you have sold or transferred any of your ordinary shares after June 22, 2022 and prior to the 2022 AGM, you should immediately forward this Notice and the attached proxy statement and proxy card to the purchaser or transferee of such shares, or to the bank, broker or agent through whom the sale of such shares was effected, for onward transmission to the purchaser or transferee. If you hold shares other than in registered form as a shareholder of record, and instead hold your shares as, or through, a participant in DTC (i.e., in “street name”), we understand that in order for your vote to be counted at the 2022 AGM, you must also have been a holder of shares on the date of the 2022 AGM, August 9, 2022.

Proxies. All shareholders of record as of the date of the 2022 AGM are cordially invited to attend the 2022 AGM or appoint a proxy to attend and vote in their place (referred to as a “legal proxy”). A legal proxy need not also be a shareholder of record. Whether or not you plan to attend the 2022 AGM, we urge you to vote and submit your proxy card by mail in order to ensure the presence of a quorum. A proxy card must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time appointed for holding the 2022 AGM or within such other time as may be required by the Singapore Companies Act. Completion and submission of the proxy card shall not preclude a shareholder of record from attending and voting at the 2022 AGM. Any appointment of a legal proxy or proxies will be revoked if a shareholder of record attends and votes in person at the 2022 AGM, and in such event, we reserve the right to refuse to admit any person or persons appointed under the instrument of proxy or proxies to the meeting.

For the avoidance of doubt, the reference to “proxy” in this Notice does not mean a “legal proxy” entitled under Singapore law to attend and vote on behalf of a shareholder of record. The reference to “soliciting your proxy” means that a shareholder of record may appoint the persons identified on the proxy card as such shareholder’s legal proxies to vote in accordance with such shareholder’s instructions given via proxy or to authorize such persons to vote freely.

Beneficial or “Street Name” Holders. If your shares are held in “street name” (i.e., in the name of a bank, broker or other shareholder of record), you will receive instructions from the shareholder of record. You must follow the instructions of the shareholder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the 2022 AGM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2022 AGM in order to vote as a legal proxy.

Singapore Audited Accounts. At the 2022 AGM, our shareholders will have the opportunity to discuss and ask questions regarding our Singapore audited accounts for the fiscal year ended December 31, 2021, together with the directors’ statement and independent auditors’ report thereon, in compliance with the laws of Singapore. Shareholder approval of our Singapore audited accounts is not being sought by the attached proxy statement and will not be sought at the 2022 AGM.

Meeting Arrangements. Shareholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2022 AGM on short notice. Shareholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2022 AGM.

When you have finished reading the attached proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the 2022 AGM, whether or not you can attend. Thank you for your continued support of Wave Life Sciences Ltd.

BY ORDER OF THE BOARD OF DIRECTORS

June 29, 2022	Paul B. Bolno, M.D., MBA
Director, President and Chief Executive Officer

i

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 9, 2022

The Notice, this proxy statement and our 2021 annual report to shareholders are available for viewing, printing and downloading at www.proxyvote.com. You can elect to receive distributions of our proxy statements and annual reports to shareholders for future annual general meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on the proxy card or voting instruction form.

At no charge, we are providing each person from whom a proxy is solicited a copy of, and access to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended (our “2021 Form 10-K”). Additionally, you can find a copy of our 2021 Form 10-K on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “For Investors & Media” section of our website at http://ir.wavelifesciences.com/ under the heading “SEC Filings.” You may also obtain a printed copy of our 2021 Form 10-K, free of charge, from us by sending a written request to Investor Relations, Wave Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138 or by email to IR@wavelifesci.com. Exhibits to our 2021 Form 10-K will be provided upon written request and payment of an appropriate processing fee.

The information provided on our website (www.wavelifesciences.com) is referenced in this proxy statement for information purposes only. The information on our website shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings we make with the SEC or any solicitation of proxies by us.

ii

WAVE LIFE SCIENCES LTD.

733 CONCORD AVENUE

CAMBRIDGE, MA 02138

PROXY STATEMENT FOR THE WAVE LIFE SCIENCES LTD.

2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 9, 2022

This proxy statement, along with the accompanying Notice of 2022 Annual General Meeting of Shareholders (the “Notice”), contains information about the 2022 Annual General Meeting of Shareholders of Wave Life Sciences Ltd. (including any adjournments or postponements thereof), which we refer to in this proxy statement as the “2022 AGM.” We are holding the 2022 AGM at 11:30 a.m., Eastern Time, on Tuesday, August 9, 2022, at 733 Concord Avenue, Cambridge, MA 02138. Shareholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2022 AGM on short notice. Shareholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2022 AGM.

In this proxy statement, we refer to Wave Life Sciences Ltd. as “Wave,” the “Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the 2022 AGM.

On or about June 30, 2022, we intend to begin sending this proxy statement, the Notice and the enclosed proxy card to shareholders of record as of June 22, 2022.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2021 annual report to shareholders, which includes our financial statements for the fiscal year ended December 31, 2021. Except as otherwise stated herein, all monetary amounts in this proxy statement have been presented in U.S. dollars.

IMPORTANT INFORMATION ABOUT THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Wave Life Sciences Ltd. (the “Board” or our “Board”) is soliciting your proxy to vote at the 2022 Annual General Meeting of Shareholders (the “2022 AGM”) to be held at 733 Concord Avenue, Cambridge, MA 02138 on Tuesday, August 9, 2022, at 11:30 a.m., Eastern Time, and any adjournments or postponements of the 2022 AGM. Shareholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2022 AGM on short notice. This proxy statement, along with the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the 2022 AGM.

We have made available to you on the Internet or have sent you this proxy statement, the Notice, the proxy card, and our 2021 annual report to shareholders because you owned ordinary shares of Wave Life Sciences Ltd. on the record date for determining those shareholders who will be entitled to receive copies of the Notice and this proxy statement. We intend to begin distributing the proxy materials to shareholders on or about June 30, 2022.

For the avoidance of doubt, the reference to “proxy” in this proxy statement does not mean a “legal proxy” entitled under Singapore law to attend and vote on behalf of a shareholder of record. The reference to “soliciting your proxy” means that a shareholder of record may appoint the persons identified on the proxy card as such shareholder’s legal proxy to vote in accordance with such shareholder’s instructions given via proxy or to authorize such persons to vote freely.

Who Can Vote?

The Board has fixed the close of business on June 22, 2022 as the record date for determining those shareholders who will be entitled to receive copies of the Notice and this proxy statement. As of June 22, 2022, we had 86,724,658 ordinary shares issued and outstanding. However, under Singapore law, only registered holders of our ordinary shares, or “shareholders of record,” on the date of the 2022 AGM, August 9, 2022, will be entitled to vote at the 2022 AGM. If you have sold or transferred any of your ordinary shares after the record date of June 22, 2022 and prior to the 2022 AGM, you should immediately forward the Notice, this proxy statement and the proxy card to the purchaser or transferee of such shares, or to the bank, broker or agent through whom the sale of such shares was effected, for onward transmission to the purchaser or transferee. If you hold shares other than in registered form as a shareholder of record, and instead hold your shares as, or through, a participant in DTC (i.e., in “street name”), we understand that in order for your vote to be counted at the 2022 AGM, you must also have been a holder of shares on the date of the 2022 AGM, August 9, 2022.

All shareholders of record as of the date of the 2022 AGM are cordially invited to attend the 2022 AGM or appoint a legal proxy to attend and vote in their place. A legal proxy need not also be a shareholder of record. Whether or not you plan to attend the 2022 AGM, we urge you to vote and submit your proxy card by mail in order to ensure the presence of a quorum. A proxy card must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time appointed for holding the 2022 AGM or within such other time as may be required by the Singapore Companies Act. Completion and submission of the proxy card shall not preclude a shareholder of record from attending and voting at the 2022 AGM. Any appointment of a legal proxy or proxies will be revoked if a shareholder of record attends and votes in person at the 2022 AGM, and in such event, we reserve the right to refuse to admit any person or persons appointed under the instrument of proxy or proxies to the meeting. Shareholders of record may change or revoke their legal proxies at any time before their shares are voted at the 2022 AGM. For instructions on how to change or revoke your legal proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each ordinary share that you own or represent as a legal proxy entitles you to one vote at the 2022 AGM. The Series A preferred shares of the Company are not entitled to vote on any of the matters being proposed at the 2022 AGM.

How Do I Vote?

If you are not planning to attend the 2022 AGM, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. You may specify whether your shares should be voted for, against or abstain for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy card without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below, except as described under “Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?” Voting by proxy will not affect your right to attend the 2022 AGM. If you are a shareholder of record such that your shares are registered directly in your name through our transfer agent, Computershare Trust Company, N.A., or you have share certificates registered in your name, you may vote:

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may vote by completing a ballot, which will be available at the meeting.

A proxy card must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time appointed for holding the 2022 AGM or within such other time as may be required by the Singapore Companies Act.

If your shares are held in “street name” (i.e., in the name of a bank, broker or other shareholder of record), you will receive instructions from the shareholder of record. You must follow the instructions of the shareholder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the 2022 AGM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2022 AGM in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” each of the resolutions for the election of the nominees for director;

•

“FOR” the approval of the re-appointment of KPMG LLP as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2022, and the authorization of the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of our 2023 Annual General Meeting of Shareholders;

•

“FOR” the approval of cash and equity-based compensation to be paid to the non-employee members of the Board of Directors for service on the Board of Directors and its committees, as described under “Proposal 3: Non-Employee Directors’ Compensation”;

•	“FOR” the approval of an increase in the number of shares available under the 2021 Equity Incentive Plan;

•	“FOR” the authorization of the Board of Directors to allot and issue ordinary shares of the Company; and

•	“FOR” the non-binding advisory resolution on compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the 2022 AGM, your proxy card provides that your shares will be voted by the proxy holder listed in the proxy card in accordance with the proxy holder’s judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the 2022 AGM, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before or at the 2022 AGM in any one of the following ways:

•

if you received a proxy card, by signing and submitting a new proxy card with a date later than your previously delivered proxy card, which must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time appointed for holding the 2022 AGM or within such other time as may be required by the Singapore Companies Act; or

•	by attending and voting at the 2022 AGM in person. Any appointment of a legal proxy or proxies will be revoked if a shareholder of record attends and votes in person at the 2022 AGM.

Your most current vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold any of our ordinary shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?

If your shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares without receiving instructions from you on Proposal 2: the approval of the re-appointment of KPMG LLP as our independent registered public accounting firm and independent Singapore auditor and the authorization of KPMG’s remuneration. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure your shares will be voted at the 2022 AGM and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	Each nominee for director who receives the affirmative vote of a majority of the votes cast by the holders of ordinary shares voting either in person or by proxy at the 2022 AGM will be elected to serve until the next annual general meeting of shareholders (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).

You may vote either “for” or “against” each of the nominees, or you may “abstain” from voting for one or more nominees. If you “abstain” from voting with respect to one or more nominees, your vote will have no effect on the election of such nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Re-Appointment of Independent Registered Public Accounting Firm and Independent Singapore Auditor and Authorize the Auditor’s Remuneration	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve the re-appointment of KPMG LLP as our independent registered public accounting firm and our independent Singapore auditor and to authorize the Audit Committee to fix the auditor’s remuneration (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Non-Employee Directors’ Compensation	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve the non-employee directors’ compensation policy (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve an Amendment to the 2021 Equity Incentive Plan	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve an amendment to the 2021 Equity Incentive Plan to increase the number of ordinary shares available for issuance under the 2021 Equity Incentive Plan by 6,000,000 ordinary shares (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Authorize the Board to Allot and Issue Ordinary Shares of the Company	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to authorize the Board to allot and issue ordinary shares of the Company (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Approve a Non-Binding Advisory Resolution on the Compensation of our Named Executive Officers	This non-binding advisory resolution is being proposed to shareholders as required pursuant to Section 14A of the Exchange Act. The shareholders’ vote on this proposal is solely advisory and non-binding in nature, will have no legal effect for purposes of Singapore law and will not be enforceable against our Company or our Board. For the avoidance of doubt, this is not an Ordinary Resolution.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve, on a non-binding, advisory basis only, the compensation of our named executive officers, as described in this proxy statement (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the 2022 AGM?

The preliminary voting results will be announced at the 2022 AGM, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days after the 2022 AGM. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Innisfree to act as our proxy solicitor in connection with the proposals to be acted upon at our 2022 AGM. Pursuant to our agreement with our proxy solicitor, our proxy solicitor will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our shareholders on our behalf in connection with the 2022 AGM. For these services, we will pay a fee of approximately $20,000 plus expenses. If you have any questions or require any assistance, you may contact Innisfree using a dedicated toll-free number at 877-750-8198.

What Constitutes a Quorum for the 2022 AGM?

In order to hold the meeting, there must be a quorum. The presence, in person or by proxy, of at least two shareholders holding in aggregate at least a majority of all issued and outstanding ordinary shares entitled to vote at the 2022 AGM is necessary to constitute a quorum at the 2022 AGM. Votes of shareholders of record who are present in person or represented by proxy at the 2022 AGM, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the 2022 AGM

The 2022 AGM will be held at 11:30 a.m., Eastern Time, on Tuesday, August 9, 2022 at 733 Concord Avenue, Cambridge, MA 02138. When you arrive, signs will direct you to the appropriate meeting rooms. You need not attend the 2022 AGM in person in order to vote, provided that your proxy is present to represent your vote. Shareholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2022 AGM on short notice. Shareholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2022 AGM.

Singapore Statutory Financial Statements

Our Singapore audited accounts for the fiscal year ended December 31, 2021, prepared in conformity with the provisions of the laws of Singapore, and the accompanying directors’ statement and the independent auditors’ report thereon are required under Singapore law and our Constitution to be provided to shareholders for discussion at the 2022 AGM. We refer to such materials herein collectively as the “Singapore Statutory Financial Statements.” The Singapore Statutory Financial Statements are provided as Appendix A to this proxy statement solely to satisfy this requirement. At the 2022 AGM, our shareholders will have the opportunity to discuss and ask questions regarding the Singapore Statutory Financial Statements. Shareholder approval of the Singapore Statutory Financial Statements is not being sought by this proxy statement for the 2022 AGM and will not be sought at the 2022 AGM. The Singapore Statutory Financial Statements shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our ordinary shares as of June 22, 2022 for (i) the executive officers named in the Summary Compensation Table appearing elsewhere in this proxy statement, (ii) each of our directors, (iii) all of our current directors and executive officers as a group, and (iv) each shareholder known by us to own beneficially more than 5% of our ordinary shares. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem ordinary shares that may be acquired by an individual or group within 60 days after June 22, 2022 pursuant to the exercise of options, the vesting of restricted share unit awards, the exercise of pre-funded warrants, or the conversion of our outstanding Series A preferred shares into ordinary shares to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all ordinary shares shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage ownership is based on 86,724,658 ordinary shares outstanding on June 22, 2022.

	Ordinary Shares Beneficially Owned
Name	Shares	Percent
5% Beneficial Owners
RA Capital Management, L.P.(1)	17,369,800	19.99%
Shin Nippon Biomedical Laboratories, Ltd.(2)	9,606,408	10.6%
Maverick Capital, Ltd.(3)	7,805,219	9.0%
683 Capital Management, LLC.(4)	7,047,329	8.1%
M28 Capital Management LP(5)	6,197,792	7.1%
BB Biotech AG(6)	4,602,858	5.3%
PRIMECAP Management Company(7)	4,594,575	5.3%

Directors and Named Executive Officers
Paul B. Bolno, M.D., MBA(8)	1,146,750	1.3%
Michael Panzara, M.D., MPH(9)	321,403	*
Chandra Vargeese, Ph.D.(10)	448,909	*
Mark H. N. Corrigan, M.D.(11)	45,937	*
Christian Henry(11)	60,000	*
Peter Kolchinsky, Ph.D.(12)	17,369,800	19.99%
Adrian Rawcliffe(11)	60,000	*
Ken Takanashi(13)	9,666,408	10.7%
Heidi L. Wagner, J.D.(11)	45,937	*
Gregory L. Verdine, Ph.D.(14)	356,402	*
Aik Na Tan(11)	31,500	*
All current directors and executive officers as a group (13 individuals)(15)	29,963,649	32.2%

*	Represents less than 1% of ordinary shares outstanding on June 22, 2022.
(1)

Based on information reported by RA Capital Management, L.P. (“RA Capital”) on Schedule 13D/A filed with the SEC on June 21, 2022. Consists of (i) 17,202,009 ordinary shares held by RA Capital Healthcare Fund, L.P. (the “Fund”), (ii) 60,000 ordinary shares underlying options exercisable within 60 days of June 22, 2022 held by Dr. Peter Kolchinsky, a member of our Board, and (iii) 107,791 ordinary shares that the Fund beneficially owns based on the right to acquire upon exercise of pre-funded warrants, subject to the beneficial ownership blocker of the pre-funded warrants. The beneficial ownership blocker of the pre-funded warrants precludes the exercise of the pre-funded warrants to the extent that, following exercise, the Fund, together with its affiliates, would beneficially own more than 19.99% of the number of ordinary shares outstanding or more than 19.99% of the combined voting power of the Company’s securities outstanding immediately after giving effect to the exercise. Does not include pre-funded warrants to purchase an additional 6,985,865 ordinary shares held by the Fund, which are not deemed beneficially owned by the Fund due to the beneficial ownership blocker. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any securities of the Company held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the ordinary shares held by the Fund. Because the Fund has divested itself of voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of securities reported herein. The address for RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)

Based in part on information reported by Shin Nippon Biomedical Laboratories, Ltd. (“SNBL”) on Schedule 13D/A filed with the SEC on February 20, 2019. Consists of (i) 1,697,467 ordinary shares held by SNBL; (ii) 4,007,593 ordinary shares held by SNBL USA, Ltd. (“SNBL USA”); (iii) 1,801,348 Series A preferred shares held by SNBL; and (iv) 2,100,000 Series A preferred shares held by SNBL USA. The Series A preferred shares can be converted at any time on a one-for-one basis into ordinary shares at the discretion of the holder. Ken Takanashi, a member of our Board, is an executive officer of SNBL and an executive officer and director of SNBL USA. SNBL and Mr. Takanashi share voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares. The address of SNBL is St. Luke’s Tower 28F, 8-1, Akashi-cho, Chuo-ku, Tokyo 104-0044, Japan.

(3)

Based in part on information reported by Maverick Capital, Ltd., Maverick Capital Management, LLC and Lee S. Ainslee on Schedule 13G filed with the SEC on February 14, 2022. Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of the ordinary shares reported herein through the investment discretion it exercises over its clients’ accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Mr. Ainslie is the manager of Maverick Capital Management, LLC. The principal business address of (i) Maverick Capital, Ltd. and Maverick Capital Management, LLC is 1900 N. Pearl Street, 20th Floor, Dallas, Texas, 75201, and (ii) Mr. Ainslie is 222 Lakeview Avenue, Suite 520, West Palm Beach, Florida 33401.

(4)

Based in part on information reported by 683 Capital Management, LLC on Schedule 13G filed with the SEC on May 26, 2022. 683 Capital Management, LLC, as the investment manager of 683 Capital Partners, LP, and Ari Zweiman, as the Managing Member of 683 Capital Management, LLC, may be deemed to beneficially own the ordinary shares beneficially owned by 683 Capital Management, LLC. The address of 683 Capital Management, LLC, 683 Capital Partners, LP and Ari Zweiman is 1700 Broadway, Suite 4200, New York, NY 10019.

(5)

Based in part on information reported by M28 Capital Management LP (“M28 Capital”) on Schedule 13G filed with the SEC on October 29, 2021. M28 Capital is the investment manager to M28 Capital Master Fund LP, a Cayman Islands limited partnership (“M28 Master”). M28 Capital, as the investment manager to M28 Master, may be deemed to beneficially own the securities held by M28 Master. Marc Elia is the Chief Investment Officer and principal owner of M28 Capital and exercises investment discretion with respect to these securities. The address of M28 Capital is 700 Canal Street, 2nd Floor, Stamford, CT, 06902.

(6)

Based on information reported by BB Biotech AG and Biotech Target N.V on Schedule 13G/A filed with the SEC on February 11, 2022. Such shares are held by Biotech Target N.V., a wholly-owned subsidiary of BB Biotech AG. The address of BB Biotech AG is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland and the address of Biotech Target N.V. is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.

(7)

Based on information reported by PRIMECAP Management Company on Schedule 13G/A filed with the SEC on February 10, 2022. The address of PRIMECAP Management Company is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(8)	Consists of (i) 346,825 ordinary shares held by Dr. Bolno and (ii) 799,925 ordinary shares underlying options exercisable within 60 days of June 22, 2022.
(9)	Consists of (i) 80,353 ordinary shares held by Dr. Panzara and (ii) 241,050 ordinary shares underlying options exercisable within 60 days of June 22, 2022.
(10)	Consists of (i) 77,845 ordinary shares held by Dr. Vargeese and (ii) 371,064 ordinary shares underlying options exercisable within 60 days of June 22, 2022.
(11)	Consists of ordinary shares underlying options exercisable within 60 days of June 22, 2022.
(12)	See Footnote (1) above.
(13)	See Footnote (2) above. Also consists of 60,000 ordinary shares underlying options exercisable within 60 days of June 22, 2022 held by Mr. Takanashi.
(14)	Consists of (i) 30,000 ordinary shares held by Dr. Verdine and (ii) 326,402 ordinary shares underlying options exercisable within 60 days of June 22, 2022.
(15)

Consists of (i) 2,409,059 ordinary shares underlying options exercisable within 60 days of June 22, 2022, held by our current directors and executive officers, (ii) 23,545,451 outstanding ordinary shares beneficially owned by our current directors and executive officers and entities affiliated with certain of our directors, (iii) 3,901,348 Series A preferred shares, which can be converted at any time on a one-for-one basis into ordinary shares at the discretion of the holder, held by entities affiliated with one of our directors, and (iv) 107,791 ordinary shares that an entity affiliated with one of our directors beneficially owns based on the right to acquire upon exercise of pre-funded warrants, subject to the beneficial ownership blocker of the pre-funded warrants described in Footnote (1).

MANAGEMENT AND CORPORATE GOVERNANCE

Board of Directors

Pursuant to our Constitution, there is no maximum number of directors that may hold office at any time. Our Board of Directors (our “Board”) currently consists of nine members and each of our directors is elected annually. Our Constitution requires that each of our directors retire at each annual general meeting of our shareholders, and each retiring director is then eligible for re-election.

On June 6, 2022, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Paul B. Bolno, M.D., MBA, Mark H.N. Corrigan, M.D., Christian Henry, Peter Kolchinsky, Ph.D., Adrian Rawcliffe, Ken Takanashi, Aik Na Tan, Gregory L. Verdine, Ph.D., and Heidi L. Wagner, J.D., each currently a director of the Company, for election at the 2022 AGM. If each such nominee is elected, he or she will serve on our Board until our 2023 Annual General Meeting of Shareholders and until his or her successor has been elected and qualified.

Pursuant to the Companies Act 1967 of Singapore (the “Singapore Companies Act”) and our Constitution, our Board must have at least one director who is ordinarily resident in Singapore. Ms. Tan is currently our Singapore resident director. Due to the Singapore Companies Act requirement that we have at least one director who is ordinarily resident in Singapore in office at all times, the sole resident director cannot resign or step down unless there is at least one other resident director. In the event that Ms. Tan is not elected at the 2022 AGM, she will continue in office after the 2022 AGM as a member of our Board until her qualifying successor (i.e., a Singapore resident director) is appointed.

Set forth below are the names of our directors, their ages as of June 22, 2022, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which they hold or have held directorships during the past five years. In addition, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position/Title
Paul B. Bolno, M.D., MBA	48	President, Chief Executive Officer and Director
Christian Henry	54	Chairman of the Board
Mark H.N. Corrigan, M.D.	64	Director
Peter Kolchinsky, Ph.D.	45	Director
Adrian Rawcliffe	50	Director
Ken Takanashi	58	Director
Aik Na Tan	51	Director
Gregory L. Verdine, Ph.D.	63	Director
Heidi L. Wagner, J.D.	57	Director

Paul B. Bolno, M.D., MBA has served as our President and Chief Executive Officer since December 2013 and as a director since April 2014. Since June 2020, Dr. Bolno has also served on the board of directors of SQZ Biotechnologies, a publicly traded life sciences company and since May 2020 he has served as Chairman of the Scientific Advisory Group for the Nucleic Acid Therapy Accelerator (NATA) in the United Kingdom. Prior to joining us, he served at GlaxoSmithKline from 2009 to 2013 in various roles, including Vice President, Worldwide Business Development—Head of Asia BD and Investments, Head of Global Neuroscience BD, a director of Glaxo Welcome Manufacturing, Pte. Ltd. in Singapore and Vice President, Business Development for the Oncology Business Unit, where he helped establish GlaxoSmithKline’s global oncology business and served as a member of the Oncology Executive Team, Oncology Commercial Board and Cancer Research Executive Team. Prior to GlaxoSmithKline, he served as director of Research at Two River LLC, a health care private equity firm from 2004 to 2009. Dr. Bolno earned a medical degree from MCP-Hahnemann School of Medicine and an M.B.A. from Drexel University. He was a general surgery resident and cardiothoracic surgery postdoctoral research fellow at Drexel University College of Medicine. We believe that Dr. Bolno’s experience serving as our President and Chief Executive Officer since 2013, his medical degree and clinical training in cardiothoracic surgery, his business degree and experience evaluating life sciences companies in healthcare private equity, and his extensive business development and operating experience working in various roles at one of the world’s largest global healthcare companies qualify him to serve on our Board.

Christian Henry has served as a director since November 2016, and as Chairman of our Board since October 2017. Mr. Henry currently serves as the President and Chief Executive Officer of Pacific Biosciences, a publicly traded life sciences company, a position he has held since September 2020, and has also served on its board of directors since 2018. Mr. Henry has served on the board of directors of Ginkgo Bioworks, a publicly-traded synthetic biology company, since 2016, and previously served on the board of directors CM Life Sciences III Inc., a publicly-traded special purpose acquisition company, from April 2021 through December 2021. Mr. Henry served as Executive Vice President & Chief Commercial Officer of Illumina, Inc. from 2015 through January 2017, and previously served as Senior Vice President & Chief Commercial Officer from 2014 to 2015, Senior Vice President & General Manager Genomic Solutions from 2012 to 2014, Senior Vice President, Chief Financial Officer & General Manager Life Sciences from 2010 to 2012, Senior Vice President, Corporate Development & Chief Financial Officer from 2009 to 2010, Senior Vice President & Chief Financial Officer from 2007 to 2009, and Vice President & Chief Financial Officer from 2005 to 2006. Prior to joining Illumina, Inc., Mr. Henry served as the Chief Financial Officer of Tickets.com, Inc. from 2003 to 2005. From 1999 to 2003, Mr. Henry served as Vice President, Finance & Corporate Controller of Affymetrix, Inc. (acquired by Thermo Fisher Scientific in 2016). In 1997, Mr. Henry joined Nektar Therapeutics (formerly Inhale Therapeutic Systems, Inc.), as Corporate Controller, and later as its Chief Accounting Officer from 1997 to 1999. In 1996, Mr. Henry served as General Accounting Manager of Sugen, Inc. Mr. Henry began his career in 1992 at Ernst & Young LLP, where he was a Senior Accountant through 1996. Mr. Henry earned his B.A. in biochemistry and cell biology from the University of California, San Diego, and his M.B.A., with a concentration in finance, from the University of California, Irvine. We believe he is qualified to serve on our Board and as our Chairman because of his proven strengths in corporate strategy, finance and operations, along with his extensive experience leading various functions at one of the largest and most innovative genetic healthcare companies, and his experience as a board member, board committee member and chief executive officer of publicly-traded life sciences companies.

Mark H. N. Corrigan, M.D. has served as a director since September 2019. Since June 2021, Dr. Corrigan has served as a member of the board of directors of Nabriva Therapeutics plc, a publicly traded commercial-stage biopharmaceutical company, and previously served on its board of directors from June 2017 to May 2020. Dr. Corrigan also currently serves as chairman of the board of directors of both Exacis Biotherapeutics, Inc. and Elios Therapeutics, LLC, privately-held development-stage immuno-oncology companies. Dr. Corrigan served as the Chief Executive Officer of Correvio Pharma Corp. from March 2019 to May 2020. Prior to joining Correvio, Dr. Corrigan was President of Research and Development at Tremeau Pharmaceuticals (of which he is also a co-founder) from 2016 to March 2019, and continues to serve on its board of directors. Dr. Corrigan served as President and Chief Executive Officer of Zalicus, Inc. (formerly CombinatoRx) from 2010 to 2014. Prior to that time, from 2003 to 2009, Dr. Corrigan held the role of Executive Vice President, Research and Development at Sepracor Inc. From 2000 to 2003, Dr. Corrigan served as Group Vice President, Clinical Research & Experimental Medicine at Pharmacia Corporation. Prior to this, Dr. Corrigan held various roles at The Upjohn Company, The University of North Carolina, and the National Institute of Mental Health Center for Psychoneuroendocrinology in Adults and Children at Dorthea Dix Hospital. Dr. Corrigan previously served as a member of the board of directors of Avanir Pharmaceuticals, Inc., CoLucid Pharmaceuticals, Inc., Correvio Pharma Corp., and Cubist Pharmaceuticals, Inc. Dr. Corrigan holds an M.D. from the University of Virginia and received specialty training in psychiatry at Maine Medical Center and Cornell University. He received a Bachelor of Arts in Psychology from the University of Virginia. We believe he is qualified to serve on our Board because of his extensive experience working with clinical-stage, publicly-traded biopharmaceutical companies as a board member, board committee member and chief executive officer, his medical degree and clinical training in psychiatry, and his clinical and regulatory expertise.

Peter Kolchinsky, Ph.D. has served as a director since January 2015. Dr. Kolchinsky is a founder and Managing Partner of RA Capital Management, L.P., a multi-stage investment manager which is dedicated to evidence-based investing in healthcare and life science companies that are developing drugs, medical devices, diagnostics and research tools, where he has worked since 2001. RA Capital Management, L.P. is the investment manager of RA Capital Healthcare Fund, L.P. Dr. Kolchinsky serves as a member of the board of directors of Forma Therapeutics Holdings, Inc., Research Alliance Corp. II, and Icosavax, Inc., in addition to a number of private companies. Dr. Kolchinsky also leads RA Capital’s engagement and publishing efforts, which aim to make a positive social impact and spark collaboration among healthcare stakeholders, including patients, physicians, researchers, policymakers, and industry. He served on the Board of Global Science and Technology for the National Academy of Sciences from 2009 to 2012, is the author of “The Great American Drug Deal” and “The Entrepreneur’s Guide to a Biotech Startup”, and frequently writes and speaks on the future of biotechnology innovation. Dr. Kolchinsky earned his Ph.D. in virology from Harvard University and earned his bachelor’s degree in Biology from Cornell University. We believe he is qualified to serve on our Board because of his scientific acumen, strong reputation as a thought leader in the life sciences industry, his extensive experience investing in and forming, building and growing life sciences companies and mentoring their management teams, as well as his experience as an institutional investor and his experience serving as a board member, board committee member, and board observer of various publicly-traded and privately-held healthcare and life science companies.

Adrian Rawcliffe has served as a director since February 2017. Since September 2019, Mr. Rawcliffe has served as the Chief Executive Officer and on the board of directors of Adaptimmune Therapeutics plc., a publicly traded clinical-stage biopharmaceutical company. Mr. Rawcliffe also serves on the board of directors of Adaptimmune Ltd., a privately-held company and subsidiary of Adaptimmune Therapeutics plc. From 2015 to September 2019, he served as Adaptimmune’s Chief Financial Officer. Prior to joining Adaptimmune, Mr. Rawcliffe served in various roles at GlaxoSmithKline plc, including Senior Vice President Finance, North America Pharmaceuticals and Global Franchises from 2011 to 2015; Senior Vice President, Worldwide Business Development and R&D Finance from 2006 to 2011; Vice President, Worldwide Business Development Transactions and Ventures from 2003 to 2005; and Vice President, Deal Structuring from 2001 to 2003. From 2005 to 2006, Mr. Rawcliffe served as the President and Managing Partner of SR One Ltd. Mr. Rawcliffe began his career as a supervisor at Coopers & Lybrand (now PricewaterhouseCoopers) from 1993 to 1997. Mr. Rawcliffe received his B.Sc. in Natural Sciences from the University of Durham, England. Mr. Rawcliffe also received Chartered Accountancy training through The Institute of Chartered Accountants in England and Wales (ICAEW). We believe he is qualified to serve on our Board because of his global operating and business leadership experience working in the biopharmaceutical industry, his experience as a board member, board committee member, chief financial officer and chief executive officer of publicly-traded biotechnology companies, and his extensive operating and corporate development experience working in various roles at one of the world’s largest global healthcare companies.

Ken Takanashi has served as a director since July 2012. Since 2002, Mr. Takanashi has served in various executive management and director roles at Shin Nippon Biomedical Laboratories Ltd. (“SNBL”) and its affiliates and currently serves as its Executive Vice President, Chief Operating Officer. Mr. Takanashi was the Chief Financial Officer of SNBL USA, Ltd., a subsidiary of Shin Nippon Biomedical Laboratories, from 2012 to 2014. Since 2016, Mr. Takanashi has also served on the board of directors of Satsuma Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company. Mr. Takanashi earned an M.B.A. from the University of Warwick and received his bachelor’s degree from the University of Tokyo and is a Chartered Public Accountant. We believe he is qualified to serve on our Board because of his extensive experience leading global research and development organizations in the biopharmaceutical industry, his experience forming, building and taking life sciences companies public, his experience serving as a board member and board committee member of various publicly-traded life sciences companies, his long-standing history with Wave, his close familiarity with our Japanese operations, and his business, financial and accounting credentials.

Aik Na Tan has served as a director since August 2020. Ms. Tan currently serves as Senior Vice-President (Administration) at Nanyang Technological University, Singapore (NTU), a position she has held since January 2020. From when she joined NTU in August 2016 to December 2017, she served as NTU’s Chief Financial Officer. She also served as NTU’s Chief Administrative Officer from April 2017 to December 2017 and as NTU’s Vice-President (Administration) from January 2018 to December 2019. Prior to joining NTU, Ms. Tan served as Global Finance Transformation Leader & Managing Director of the Chemours Company Singapore Pte Ltd, a spin-off from DuPont, from 2015 to 2016. From 1994 to 2015, Ms. Tan held numerous global and regional leadership roles at DuPont in accounting, corporate treasury, six sigma, financial systems, supply chain, operations, financial and strategic planning, including various positions at DuPont Company (Singapore) Pte Ltd, most recently serving as the Chief Financial Officer of DuPont Titanium Technologies from November 2011 to February 2015. Ms. Tan began her professional career as a tax assistant at Price Waterhouse. Ms. Tan holds a Bachelor of Accountancy degree from the Nanyang Technological University, Singapore, and is a member of the Institute of Singapore Chartered Accountants. We believe she is qualified to serve on our Board because of her extensive experience as a chief financial officer and chief administrative officer, her broad operations experience working in Singapore corporations, her experience working on boards of directors and committees thereof, as well as her business, financial and accounting credentials.

Gregory L. Verdine, Ph.D. is one of our founders and has served as a director since July 2013. He was our President, Chief Executive Officer and Chief Scientific Officer from our inception through December 2013 and served as Chairman of our Board from July 2013 through September 2017. Since 1989, Dr. Verdine has served as the Erving Professor of Chemistry in the Department of Stem Cell and Regenerative Biology and the Department of Chemistry and Chemical Biology at Harvard University and Harvard Medical School; he is now Erving Professor of Chemistry, Emeritus. Dr. Verdine co-founded the non-profit Gloucester Marine Genomics Institute and Gloucester Biotechnology Academy in 2013 and served as the Founding President until 2016. He is the co-founder of Fog Pharmaceuticals Inc. and currently serves as President and Chief Executive Officer for the company. He is also President, Chief Executive Officer and Chief Scientific Officer of LifeMine Therapeutics Inc. He is also the founder of Warp Drive Bio (merged with Revolution Medicines, Inc. (Nasdaq: RVMD)) and served in various roles, from Chief Scientific Officer to Chief Executive Officer, from the company’s inception in 2012 until April 2016. Dr. Verdine founded Enanta Pharmaceuticals and served as a member of its board of directors from 1990 through its initial public offering in 2013. He has served as a Venture Partner at WuXi Healthcare Ventures, AppleTree Ventures, TPG Biotech and Third Rock Ventures. He has served on the Board of Scientific Counselors of the National Cancer Institute, and on the Board of Scientific Consultants of the Memorial Sloan Kettering Cancer Center, and was a Senior Advisor to Shin Nippon Biomedical Laboratories Ltd, Hofmann La Roche, Pfizer and Merck. Dr. Verdine is also a co-founder of Eleven Biotherapeutics, Tokai Therapeutics, Aileron Therapeutics, and Gloucester Pharmaceuticals (acquired by Celgene in 2010). He has also served as a director of the Chemical Biology Initiative and the Program in Cancer Chemical Biology at the Dana-Farber Cancer Institute. Dr. Verdine received his Ph.D. in Chemistry from Columbia University and completed postdoctoral work in Molecular Biology at the Massachusetts Institute of Technology and Harvard Medical School. We believe he is qualified to serve on our Board because of his expertise and deep knowledge of our technology as one of our co-founders, his vast expertise in new modality therapeutics, including as a co-inventor of the core Wave Life Sciences stereochemistry technology and leading expert in the field of stereopure oligonucleotide therapeutics, and his long track record of founding, advising and leading multiple successful biopharmaceutical companies.

Heidi L. Wagner, J.D. has served as a director since September 2019. Ms. Wagner served as Senior Vice President, Government Affairs and Policy at Global Blood Therapeutics, Inc., from 2018 through January 2021. Prior to joining Global Blood Therapeutics, Ms. Wagner served as Senior Vice President, Global Governmental Affairs and a member of the Executive Committee at Alexion Pharmaceuticals, Inc. from 2012 to 2018, and as Vice President, Global Government Affairs from 2009 to 2012. Ms. Wagner held the role of Senior Director of

Government Affairs at Genentech, Inc. from 2000 to 2009, and as Director, Government Affairs from 1998 to 1999. Prior to that time, she served as Health Policy Director and Consultant at Healthcare Leadership Council, and in various roles at Epstein Becker & Green and Groom & Nordberg, and the U.S. House of Representatives. Ms. Wagner currently serves as a member of the board of directors of the American Kidney Fund, as a Trustee of the University of Colorado Foundation, and as an advisory board member of the University of Colorado, College of Media, Communication and Information. From 2015 to 2018, she also served as a member of the board of directors of the European Confederation of Pharmaceutical Entrepreneurs. Ms. Wagner earned a J.D. from George Mason University School of Law and received a Bachelor of Science in Journalism and Mass Communication from the University of Colorado. We believe she is qualified to serve on our Board because of her enterprise leadership experience and her extensive experience as a government affairs executive driving strategy for government policy, pricing, reimbursement and patient access for various biopharmaceutical companies, including leading the pricing and reimbursement strategy, and implementing the global compliance programs for leading rare disease biopharmaceutical organizations.

Director Independence

Our Board believes that independence is one important component of a high-functioning board capable of objective decision-making that represents the long-term interests of shareholders and the Company. Since the Company’s initial public offering in 2015, our Board has enhanced its independence by replacing two previous directors — a founder and a representative of an investor — with five directors who are independent and not affiliated with any of our principal shareholders. We further enhanced our Board’s independent leadership by appointing Christian Henry as its independent Chairman. Our Board is committed to ensuring that its members reflect an appropriate level of independence in conjunction with the combination of qualifications, qualities and skills required to exercise its duties and responsibilities and serve the best interests of the Company and its shareholders. In accordance with our Corporate Governance Guidelines and Nasdaq rules, we hold executive sessions of our independent directors in conjunction with our regularly scheduled board meetings and otherwise as appropriate. In addition, our Compensation Committee meets in executive session with no members of management present, as necessary or appropriate, to address various compensation matters, including deliberations regarding our Chief Executive Officer’s performance and compensation.

Our Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the Nasdaq Stock Market: Mses. Tan and Wagner, Drs. Kolchinsky and Corrigan, and Messrs. Henry, Rawcliffe and Takanashi.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2021, there were four meetings of our Board, and the various committees of the Board met a total of 21 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which such director served during 2021. The Board has adopted a policy under which our directors make reasonable efforts to attend our annual general meetings of shareholders. As a Singapore company, we are required to prepare annual Singapore statutory audited financial statements (our “second annual audit”) and to deliver them to our shareholders in connection with our annual general meetings of shareholders. Our second annual audit can only be conducted following our first annual audit, which requires our preparation and filing of annual U.S. GAAP audited consolidated financial statements with the SEC. As a result, these multiple audits do not allow us to schedule our quarterly board meetings at the same time as our annual general meetings of shareholders and we typically hold our annual general meetings during the summertime.

Audit Committee. Our Audit Committee held seven meetings during the fiscal year ended December 31, 2021. Our Audit Committee currently has four members: Mr. Rawcliffe (Chairman), Dr. Corrigan, Mr. Henry, and Ms. Tan. During the period of January 1, 2021 through March 31, 2022, our Audit Committee was comprised of Mr. Henry (Chairman), Dr. Corrigan, Mr. Rawcliffe and Ms. Tan. On April 1, 2022, Mr. Rawcliffe replaced Mr. Henry as the Chairman of the Audit Committee. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the responsibility to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls, including oversight of data privacy and cyber security matters, and reviews the scope of annual audits.

Dr. Corrigan, Messrs. Henry and Rawcliffe, and Ms. Tan satisfy the current independence standards promulgated by the SEC and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that each member of the Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market Rules and that each of Messrs. Henry and Rawcliffe and Ms. Tan qualifies as an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

The Audit Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Compensation Committee. Our Compensation Committee met five times during the fiscal year ended December 31, 2021. The Compensation Committee currently has three members: Mr. Henry (Chairman), Mr. Rawcliffe, and Ms. Wagner. During the period of January 1, 2021 through January 8, 2021, our Compensation Committee was comprised of Mr. Henry (Chairman), Mr. Rawcliffe and Amy Pott. On January 8, 2021, Ms. Pott resigned from the Board and the Compensation Committee. On April 15, 2021, Ms. Wagner joined as a member of our Compensation Committee. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2021 Equity Incentive Plan (the “2021 Plan”), our 2014 Equity Incentive Plan, as amended (the “2014 Plan”) and our 2019 Employee Share Purchase Plan (the “2019 ESPP”). The Compensation Committee is responsible for determining the compensation of our executive officers.

Each member of the Compensation Committee qualifies as independent under the definition promulgated by the Nasdaq Stock Market.

The Compensation Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2021. The Nominating and Corporate Governance Committee currently has three members: Ms. Wagner (Chairman), Mr. Takanashi and Dr. Corrigan. During the period of January 1, 2021 through March 31, 2022 our Nominating and Corporate Governance Committee was comprised of Dr. Corrigan (Chairman), Mr. Takanashi and Ms. Wagner. On April 1, 2022, Ms. Wagner replaced Dr. Corrigan as the Chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the Company’s environmental, social and governance strategy, initiatives and policies and overseeing the Company’s practices related to human capital management and diversity, equity and inclusion.

Each member of the Nominating and Corporate Governance Committee qualifies as independent under the definition promulgated by the Nasdaq Stock Market.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors on our Board, consistent with criteria approved by the Board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes making requests to Board members and others for recommendations, holding meetings from time to time to evaluate biographical information and reviewing background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board. The Nominating and Corporate Governance Committee is also authorized by its charter to retain search firms to identify director candidates. The qualifications, qualities and skills that the committee believes must be met by a committee-recommended nominee for a position on our Board are as follows:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the Company’s current and long-term objectives and should be willing and able to contribute positively to the Company’s decision-making process.

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

•

Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our shareholders and to fulfill the responsibilities of a director.

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. Diversity on our Board is highly valued and is actively considered in the nomination process as well as in the Board’s annual performance evaluation.

•	Nominees should generally be able to serve for at least five years before reaching the age of 70.

The Nominating and Corporate Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees. The value of many forms of diversity is reflected on our Board, and we believe that our current Board represents diversity of thought, background and experience, as well as diversity of personal characteristics such as gender, ethnicity and age. The Board continually seeks out highly qualified women and minority candidates, as well as candidates with diverse backgrounds, skills and experiences as part of each search for qualified directors the Company undertakes. The Board’s commitment to diversity was demonstrated by the appointments to our Board of two female directors in 2019 and an additional female director in 2020. Our Board currently includes two directors who identify as women and two directors who identify as racially diverse.

The Nominating and Corporate Governance Committee’s written charter and our Corporate Governance Guidelines, which set forth our nominee requirements, are publicly available on our website at www.wavelifesciences.com.

Research and Development Committee. Our Research and Development Committee met five times during the fiscal year ended December 31, 2021. The Research and Development Committee currently has three members: Dr. Corrigan (Chairman), and Drs. Kolchinsky and Verdine. Our Research and Development Committee’s role and responsibilities are set forth in the Research and Development Committee’s written charter and generally include assisting the Company in evaluating research, development and technology (“R&D”) issues and decisions; reviewing and providing feedback to the Company’s R&D management on the Company’s current and planned R&D programs and initiatives; serving as a sounding board for the Company’s R&D organization on research and development matters; and identifying and discussing with the Board significant emerging scientific and clinical issues and trends.

Board Diversity Matrix

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. While the Board satisfies the minimum objectives of Nasdaq Rule 5605(f)(2) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules), the Nominating and Corporate Governance Committee will continue to consider the diversity of the Board in its selection of director nominees.

Board Diversity Matrix (As of June 22, 2022)
Total Number of Directors
9
	Female	Male
Gender:
Directors	2	7
Number of Directors Who Identify in Any of the Categories Below:
Asian	1	1
White	1	6

Procedures by which Shareholders may Nominate Directors

The Nominating and Corporate Governance Committee shall review and evaluate information available to it regarding candidates proposed by shareholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates. The factors generally considered by the Nominating and Corporate Governance Committee are set out in our Corporate Governance Guidelines, which are publicly available on the “For Investors & Media” section of our website at http://ir.wavelifesciences.com/ under the heading “Corporate Governance.” If a shareholder wishes to nominate a candidate to be considered by the Nominating and Corporate Governance Committee for election as a director at our 2023 Annual General Meeting of Shareholders, it must give timely notice of the nomination in writing to our General Counsel not less than 45 days prior to the date that is one year following the date on which we first mail our proxy statement relating to our 2022 AGM. All shareholder proposals should be marked for the attention of General Counsel, Wave Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138.

Familial Relationships

There are no familial relationships between any of our executive officers and directors.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer of Wave are presently separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business operations and strategy, while allowing our Chairman of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board retains the authority to modify this leadership structure as and when appropriate to best address the Company’s unique circumstances at any given time and to serve the best interests of our shareholders.

Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility for risk management both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology (“IT”), data privacy and cyber security. In addition, our Board receives detailed regular reports from members of our management team and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility. Our Board receives regular updates and engages regularly with our management team on matters relating to our operations, research and development efforts, clinical trials, manufacturing capabilities, financial position and liquidity, communications strategy and employee engagement and other human capital matters, among other items. As part of its risk management oversight, our Board has been working with our management team to identify and monitor COVID-19 related risks to our Company, and is involved in strategy decisions and other actions we are taking to mitigate risks related to the impact of COVID-19 on our business.

Our Board may delegate to the Audit Committee oversight of our risk management process. Our other Board committees will also consider and address risk as they perform their respective committee responsibilities. Specifically, the Audit Committee receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks, and risks related to IT, data privacy and cyber security. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our Company and the steps we take to manage them. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Environmental, Social and Governance Practices

As we work to build a world-class organization to deliver life-changing treatments for people affected by genetically defined diseases, we are increasingly focused on providing transparency around our environmental, social and governance (“ESG”) practices and identifying risks related thereto. The Company is committed to strengthening our human capital strategies, patient advocacy and community outreach efforts, best practices for corporate governance, and implementing environmental sustainability initiatives.

Environmental Stewardship: We recognize the importance of taking measures to reduce our environmental footprint. As we continue to expand our operations, we have initiated certain projects to begin tracking our environmental impact, and where feasible, have taken measures to increase our sustainability efforts. Some of our efforts include our commitment to reduce, reuse or recycle where possible or appropriate; energy efficient projects to lower energy use within our office areas and laboratories; and having processes in place that send over 95% of hazardous waste to an energy conversion center. Our Green Team, a cross-functional group of employees, is actively working to build awareness of environmental concerns and create opportunities for employees to participate in environmentally-focused initiatives.

Social Factors and Human Capital: Our approach to how we recruit, develop, retain and manage our talent is driven by our values statement: Making an impact through innovation, inclusion, and inspiration. Our values are at the core of who we are as an organization, and what drive us to envision a brighter future for the patients and families we serve. Critical to achieving our strategic imperatives is our ability to build a world-class organization and retain an exceptional team in which each member plays a unique and important role. We value diversity, inclusion, and social responsibility where our employees have a strong sense of belonging and contributing, while being empowered to make a real difference.

We recognize that maintaining an engaged and high-performing workforce who share a connection with the communities we serve is critical to our success. Comradery and cohesion are at the core of who we are as a company, and are integral facets of our human capital strategy. Whether it is coming together throughout the year to connect at our town halls or participating in a global fitness challenge to support the health and well-being of our employees, we take a team approach to our work. We are inspired by each other and the possibilities of what we can achieve together.

We understand that in order to drive innovation, we must continuously improve our human capital strategies and find ways to foster engagement and growth within our organization. To this end, below are some of our initiatives:

Employee Engagement: We embrace the idea that our employees do their best work when they have equity ownership in the business, and all of our employees receive new hire equity grants, as well as long-term incentive grants. Having an engaged and dedicated workforce is essential for us to achieve our goals. Employee engagement ensures that our employees feel passionate about the work they are doing, and with this commitment, we recognize that this is when results happen. It is more apparent than ever that we are all in this together, and as a company, we need to set up our employees for success and continue to cultivate their engagement with our Company. We regularly conduct surveys as a means of engaging with employees and gaining their insights. We use the data and input as a tool for improving our human resources management going forward. Engagement is also directly correlated to the interactions our employees have with each other and their teams. Our Wave Activities Committee is a cross-functional team dedicated to organizing activities, such as themed social gatherings, charity and volunteer opportunities, and health and wellness events, which enrich our culture and bring employees together. We also work to ensure that we are deeply aligned with our corporate goals as a company, that functional goals are clear and transparent, and that employees understand how their work contributes to the company’s success.

Environmental Health and Safety: Compliance with environmental, health and safety (“EH&S”) laws and regulations forms the basis of the EH&S policy and programs we have in place, which include occupational health and safety measures that apply to all of our employees, contractors and visitors. These programs detail the proactive, risk-based approach that we take to prevent workplace injuries and protect the health and safety of our employees and the communities around us. We have implemented an EH&S management system to monitor and track the effectiveness of our programs, ensure EH&S compliance, respond to incidents and manage corrective actions to reinforce safeguards. Our training programs provide training to our employees that is commensurate with their level of risk exposure and are designed to ensure that employees have the knowledge and equipment available to mitigate risk. Our cross-functional Safety Committee meets monthly to discuss any concerns and ways to improve our EH&S programs. Employees are also required to report any incidents, no matter how small, and are encouraged to voice any health or safety concerns to management or a member of our EH&S team. As we continue to monitor the COVID-19 situation, we have implemented and will continue to implement measures designed to safeguard the health and safety of our employees and our patients, including COVID-19 testing. We formed a COVID-19 response team, a business continuity planning team and a “future of work” team that is continuously evaluating the guidance from federal and local authorities and has created polices and guidelines that continue to ensure our employees’ health and safety comes first. In October 2021, we implemented a mandatory COVID-19 vaccination policy.

Professional Development Programs and Opportunities: Employees are our most valuable resource, and we aspire to provide them with opportunities so that they can continue to grow and excel in their functions and our Company. Professional growth of our employees leads to engagement and development, and allows us to leverage opportunities to hire and promote key talent from within our organization. We have also implemented a personal development plan program, and leadership and management development programs. Through development planning, we strive for employees at all levels to focus on strengthening the skills required in their current role and potentially their next role. We conduct annual performance reviews for all employees, but, as importantly, we are focused on building a culture of continuous coaching, feedback and open communication between managers and their direct reports throughout the entire year. We provide managers and employees with training on how to conduct effective forward-looking performance conversations and to set effective goals that are specific, measurable, attainable, relevant and timebound (SMART). We provide our employees with unlimited access to LinkedIn Learning to advance their professional development, interests and goals. Another example where we provide company-wide leadership and development opportunities is through the Wave Learning Series, which was developed to build awareness of all functional areas, special areas of interest or importance, timely subject matters and to expand knowledge of industry trends and other matters of interest and relevance within the biopharmaceutical industry. The Wave Learning Series is conducted through company-wide presentations by employees at various levels, providing opportunities for development and cross-functional exposure for our employees. To further assist our employees, we also offer all full-time employees the option to participate in our Education Assistance Program, where we reimburse employees for tuition and eligible expenses.

Health and Well-Being: We believe that the overall well-being of our employees and ensuring that their basic health and wellness needs are met, is fundamental for us to achieve success as a company. We understand that a key part of our ongoing efforts to prioritize wellness initiatives includes providing our employees with access to mental health, behavioral health, and/or substance abuse services through our medical plans. We provide an Employee Assistance Program, as a cost-free benefit, which is available to help employees and their household members confidentially manage everyday life, work challenges, stress, and other personal issues, by providing consultation, referrals and resources, along with ongoing webinars on various work-life, mental health and wellness topics for employees. In addition, we understand that workplace flexibility is an important component to our employees’ well-being. Throughout the COVID-19 pandemic, safeguarding employee and patient health has been our top priority as we advance our business through the research and development of our therapeutic candidates. During the height of the pandemic, we implemented procedures to protect our workforce in manufacturing and laboratory operations, which included mandating a work-from-home policy for most employees. Prioritizing employee safety while achieving our goals has provided us with a greater appreciation for workplace flexibility, which keeps our employees engaged and motivated, while also creating a sense of trust throughout our organization.

Diversity, Equity and Inclusion (“DEI”): Our commitment to maintaining a top-performing company means investing in and creating ongoing opportunities for employee development in a diverse and inclusive workplace. We provide equal employment opportunities without regard to race, color, religion, sex, national origin, age, disability or genetics. In 2021, we formalized our DEI efforts through various initiatives, including the formation of a DEI Steering Group to be intentional about creating and maintaining a diverse, inclusive, equitable, culturally competent and supportive environment for all of our employees and other stakeholders. Some of our preliminary DEI initiatives include creating opportunities for our employees to be engaged with our DEI initiatives through participation in a cultural assessment survey and implementing a DEI strategy with short-, medium- and long-term goals. We believe that a diverse and inclusive workforce positively impacts our performance, fosters innovation and inspires us to achieve greater results. In addition to this, our intentional focus on DEI continues to strengthen our culture and helps ensure that we continue to cultivate an effective next generation of experienced leaders and managers necessary to execute on our mission and plans for ambitious growth. Hiring for diversity of thought, background and experience, and diversity of personal characteristics such as gender, race and ethnicity, among many others, is intentional, and continues to be an area of focus for us as we build and grow our workforce. Despite the historical lack of institutional emphasis on the importance of girls and women focusing on education in science, technology, engineering and mathematics (“STEM”) and the resulting disproportionate occupation by men in the STEM-educated talent pool, we have prioritized and hired a gender diverse workforce. As of December 31, 2021, women made up approximately 52% of our global workforce and constitute approximately 49% of management (defined as director level and above). We are also committed to building a racially and ethnically diverse workforce. As of December 31, 2021, racially diverse employees (those self-identifying as Black or African American, Hispanic or Latinx, Asian, or being of two or more races) make up approximately 36% of our global workforce and approximately 30% of management (defined as director level and above) (22% of our employees did not provide us with this information). In addition, we continue to partner with Project Onramp, which is an organization that is working to bridge the opportunity gap for Massachusetts college students in underserved and minority communities. Through this partnership, we provide students with summer internships.

Community Outreach and Engagement: Our community engagement activities are focused on seeking to better understand the lives of people living with rare disease and identifying opportunities to support the rare disease community. We believe that partnering with, and understanding the lives of patients and their families and caregivers, differentiates us and enhances our ability to discover and develop potential therapies. Through collaboration with patients, families and advocacy organizations, face-to-face meetings, and participation in patient-focused conferences and community events, we aim to broaden our understanding of the needs of patients and families and incorporate those critical learnings into every aspect of our Company. These insights inform the design and execution of our clinical trials, the enrichment of our corporate culture, and the development of programs and services that make a positive impact on people’s lives. Employee volunteerism is another important component of our community engagement initiatives. We partner with advocacy and service organizations to provide opportunities for employees to contribute directly to our local communities, including through our Wave Service Day. By participating in a broad range of volunteer activities, our employees donate time and resources to support patients and families in the rare disease community and beyond.

Rewards and Recognition: We have a multi-tiered awards program, including peer-to-peer recognition, which our employees use to recognize and reward one another for their contributions and achievements, taking into consideration the combination of employees who best exemplify our values and the achievement of results. We believe that providing a rewards program not only increases engagement and performance, but meaningfully recognizes those employees who go above and beyond to positively impact our Company and culture. In 2021, we developed a team rewards and recognition program to provide another opportunity to recognize and reward collaborative teamwork.

Compensation, Equity and Benefits (Total Rewards): Compensation programs are one of the most powerful tools available to companies to attract, retain and motivate employees, as well as align their interests with those of shareholders. We have designed a broad-based compensation program that is designed to attract, retain and motivate our employees, while driving sustainable long-term value creation. We seek to deliver performance-driven, market competitive reward opportunities commensurate with company and individual performance. All of our employees receive competitive base salaries, cash bonuses, new hire equity grants and annual long-term incentive grants, in addition to our generous benefits package. We believe that providing employees with an ownership interest in our Company through grants of equity awards, further strengthens the level of employee engagement. Furthermore, equity awards help align the interests of our employees with the long-term interests of our shareholders. In addition, we have an Employee Share Purchase Plan, which provides our employees with an opportunity to purchase shares of our Company at a 15% discount to the market price.

Offering a highly competitive, industry-leading, benefits package is another integral piece of our total rewards package and differentiated employee value proposition. Notably, we provide our employees with access to choice and offer employees a very progressive health insurance package, with no premiums. We also offer a 401(k) plan with matching contributions for all eligible employees. We were named a best-in-class employer, scoring in the top quartile of large and midsize employers who participated in Gallagher’s 2021 Benefits Strategy & Benchmarking Survey. We were recognized for providing innovative solutions that are key to attracting, engaging and motivating employees, including (i) our excellent benefits and compensation programs and strategies; (ii) our employee well-being approach and strategy; (iii) our health plan and how we have managed this over time; and (iv) internal communications and education around our total rewards strategy.

Governance, Ethics, and Compliance: Our Board is committed to robust corporate governance practices, risk oversight, shareholder rights, diversity, equity and inclusion, corporate sustainability, ethics and compliance in order to protect the long-term interests of our Company, shareholders and the patients we serve. Our Board adheres to our Corporate Governance Guidelines, which present a framework for good corporate governance practices, including responsible oversight and management of the Company, effective controls and processes, compliance with SEC and Nasdaq Stock Market rules and regulations, maintaining an engaged board of directors and a board structure that recognizes the importance of diversity, appropriate compensation practices, and succession planning, among other matters. In 2021, we updated our Nominating and Corporate Governance Committee charter to reflect the Nominating and Corporate Governance Committee’s oversight of the Company’s ESG strategy, initiatives and policies and oversight of the Company’s strategies and policies related to human capital and DEI. A copy of the Corporate Governance Guidelines is publicly available on our website at www.wavelifesciences.com.

We will continue to evolve and strengthen our human capital strategies, increase our environmental efforts, maintain and continue to improve our corporate governance practices, and anticipate reporting on other corporate sustainability measures over time.

Hedging and Pledging Policies

We maintain a policy that, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our ordinary shares. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our ordinary shares. In addition, they are also prohibited from pledging the Company’s securities.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns or who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to IR@wavelifesci.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

Set forth below is information as of June 22, 2022 regarding our executive officers who are not also directors. We have employment agreements with certain of our executive officers and all of our executive officers are at-will employees.

Name	Age	Title
Christopher Francis, Ph.D.	44	Senior Vice President, Corporate Development, Head of Emerging Areas
Kyle Moran	52	Chief Financial Officer
Michael Panzara, M.D., MPH	55	Chief Medical Officer, Head of Therapeutics Discovery and Development
Chandra Vargeese, Ph.D.	61	Chief Technology Officer, Head of Platform Discovery Sciences

Christopher Francis, Ph.D. has served as our Senior Vice President, Corporate Development, Head of Emerging Areas since May 2017. During the period January 2017 to May 2017, Dr. Francis served as our Senior Vice President, Corporate Development & Portfolio Management. Prior to that, Dr. Francis served as our Vice

President, Head of Business Development since April 2014. Prior to joining us, Dr. Francis held senior operational, strategic and business development roles within GlaxoSmithKline Oncology from 2009 to 2014 and was a member of the team that established GlaxoSmithKline’s Rare Disease Unit. Before GlaxoSmithKline, Dr. Francis was a health care private equity associate at Two River LLC from 2008 to 2009. He began his career in pharmaceutical pricing and reimbursement consulting at IMS Health. Dr. Francis earned undergraduate and graduate degrees in Biochemistry and Molecular Biology from the University of Melbourne and was a doctoral research associate at the University of Cambridge.

Kyle Moran has served as our Chief Financial Officer since December 2020. Prior to this appointment, Mr. Moran served as our Vice President, Head of Finance from July 2014 to August 2016; Vice President, Technical Operations from August 2016 to December 2017; Senior Vice President, Technical Operations, from December 2017 to November 2018; Senior Vice President, Operations and Business Analytics from November 2018 to January 2020; and most recently as Senior Vice President, Finance and Operations from January 2020 through his promotion to Chief Financial Officer in December 2020. Prior to joining us, Mr. Moran served as Chief Financial Officer and Chief Operating Officer of Veroha, Inc., an information assurance software company focused on electronic notary solutions, from 2010 to 2014. He was also a founding partner of Context Financial Services, LLC, a boutique consulting firm that provided interim CFO-services to start-up and middle market companies undergoing rapid expansion or needing expert financial counsel and worked there from 2006 to 2014. In addition, Mr. Moran held senior operational and financial roles at leading global financial services firms, including Zurich Scudder Investments, JPMorgan Chase and Putnam Investments. Mr. Moran holds a bachelor’s degree in Economics from Boston College and attended the Lemberg Master’s Program in International Economics and Finance at Brandeis University. Mr. Moran is a Chartered Financial Analyst.

Michael Panzara, M.D., MPH has served as our Chief Medical Officer, Head of Therapeutics Discovery and Development since May 2020. During the period of November 2018 through April 2020, Dr. Panzara served as our Chief Medical Officer. During the period of July 2016 to October 2018, Dr. Panzara served as our Franchise Lead, Neurology. Prior to joining us, Dr. Panzara served in various roles at Sanofi Genzyme (and Genzyme Corporation before its merger with Sanofi in 2011) from 2009 to July 2016, most recently serving as Head of the Multiple Sclerosis, Neurology and Ophthalmology Therapeutic Area for Global Development and prior to that, serving as Group Vice President, Therapeutic Area Head, Multiple Sclerosis and Neurology. Prior to joining Genzyme, Dr. Panzara served in roles of increasing responsibility at Biogen, including Vice President, Chief Medical Officer, Neurology from 2006 to 2009 and in various roles in the Medical Research group from 2001 to 2006. In addition, from 1999 to 2011, Dr. Panzara was an Instructor in Neurology at Harvard Medical School and an Assistant in Neurology at Massachusetts General Hospital (MGH). Dr. Panzara currently serves on the board of directors of Athira Pharma, Inc., a clinical-stage biopharmaceutical company, a position he has held since March 2022. He trained in neurology at MGH from 1994 to 1998, and completed his post-doctoral training in immunology and rheumatology at Brigham and Women’s Hospital. Dr. Panzara holds a bachelor’s degree from the University of Pennsylvania, a medical degree from Stanford University School of Medicine, and a master’s degree in public health from the Harvard School of Public Health.

Chandra Vargeese, Ph.D. has served as our Chief Technology Officer, Head of Platform Discovery Sciences since May 2020. During the period of August 2014 to April 2020, Dr. Vargeese served as Senior Vice President, Head of Drug Discovery. Before joining us, Dr. Vargeese served as Novartis’ Executive Director and Head of RNA Chemistry and Delivery, a position she held from 2008 to 2014. Prior to joining Novartis, Dr. Vargeese led siRNA delivery in the RNA Therapeutics division at Merck & Co., where she served as Senior Director and Head of RNA Chemistry and Delivery. Dr. Vargeese joined Merck through its acquisition of Sirna Therapeutics, where she was Vice President of Chemistry. Before Sirna, Dr. Vargeese served as Associate Director of Chemistry at NeXstar Pharmaceuticals and is the co-inventor of Macugen (pegaptanib), an approved therapy for treating wet AMD. Dr. Vargeese earned a Ph.D. in Organic Chemistry at the Indian Institute of Science, Bangalore, India and completed post-doctoral work at the University of Rhode Island.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2021 and 2020 for (i) our President and Chief Executive Officer, and (ii) our two next most highly compensated executive officers, who earned more than $100,000 during the fiscal year ended December 31, 2021 and were serving as executive officers as of such date. Collectively, these three individuals are our named executive officers (“NEOs”) for purposes of this proxy statement.

Name and Principal Position	Year	Salary ($)	Share Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Paul B. Bolno, M.D., MBA	2021	597,000	1,572,000	1,326,000	388,100	9,510	3,892,610
President and Chief Executive Officer	2020	578,977	—	308,675	376,335	6,154	1,270,141
Michael Panzara, M.D., MPH	2021	471,000	524,000	331,500	212,000	9,942	1,548,442
Chief Medical Officer, Head of Therapeutics Discovery and Development	2020	460,860	—	176,386	184,344	9,792	831,382
Chandra Vargeese, Ph.D.	2021	444,000	524,000	331,500	199,800	12,264	1,511,564
Chief Technology Officer, Head of Platform Discovery Sciences	2020	434,520	—	176,386	173,808	10,872	795,586

(1)

Amount represents the aggregate grant date fair value for the restricted share unit awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)

Amounts represent the aggregate grant date fair value for the option awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(3)

For 2021, amounts include 401(k) matching contributions of $8,700 made to Drs. Bolno, Panzara and Vargeese, as well as the value of annual premiums paid by us with respect to a life insurance policy for the benefit of each of the NEOs.

Narrative to Summary Compensation Table

Our Compensation Committee creates the policies that govern base salary, annual cash performance-based incentives, our long-term incentive program and other compensation and benefits for our NEOs. Our Compensation Committee reviews and discusses our executive officers’ proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined solely by the Compensation Committee without the Chief Executive Officer present for the discussions.

In determining executive officer compensation, our Compensation Committee, with the assistance of its independent compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford) and an independent executive compensation consulting firm, evaluates the market competitiveness of compensation for each of our NEOs in order to guide target compensation decisions for the coming year. Our Compensation Committee references a peer group of publicly-traded companies in the biopharmaceutical industry for purposes of gathering data to compare with our existing executive compensation levels and practices and as context for future compensation decisions. Our Compensation Committee reviews and updates the compensation peer group each year, as appropriate, to include companies that the Compensation Committee believes are competitors for executive talent and that are similar to us in terms of their stage of development, therapeutic focus, market capitalization, number of employees, structure, financial profile and geographic proximity to the Cambridge biotech cluster, as applicable. We also recognize that it is unlikely for companies to align equally on all factors, so we consider companies that meet a majority of the criteria. Due to the nature of our business, we compete for executive talent with many companies much larger than we are. Our Compensation Committee considers peer group and other industry compensation data and the recommendations of our compensation consultant when making decisions related to executive compensation, ultimately giving consideration to the competitiveness of our compensation program, internal perceptions of equity and individual performance and role. Our Compensation Committee finds comparative data from our peer group to be useful in setting and adjusting executive compensation, but it does not target our programs or any particular element of compensation to be at or within a particular percentile or range compared to our peers. Our Compensation Committee uses the peer group data primarily to ensure that our executive compensation program and its constituent elements are and remain competitive in relation to our peers, and applies judgment and discretion in establishing targeted compensation levels taking into account not only competitive market data but also the experience of the executive, scope of responsibility, critical skill sets and expertise.

Employment Agreements with Our Named Executive Officers

Paul B. Bolno, M.D., MBA

In May 2020, we entered into an amended and restated employment agreement with Dr. Bolno, pursuant to which he serves as our President and Chief Executive Officer. The employment agreement amends and restates the prior employment arrangement between the Company and Dr. Bolno. As of January 1, 2021, Dr. Bolno’s annual base salary was $597,000 and his annual target bonus percentage was 65% of his annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2022, the Compensation Committee increased Dr. Bolno’s annual base salary to $617,900. In February 2022, in recognition of his 2021 performance supporting the achievement of our corporate goals discussed below, the Compensation Committee authorized a cash bonus for Dr. Bolno of $388,100 that was equal to 100% of his 2021 target bonus. In addition, in January 2022, the Compensation Committee awarded Dr. Bolno an option to purchase 600,000 of our ordinary shares under our 2021 Plan as a 2022 long-term incentive plan (“2022 LTIP”) award, with such shares vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Bolno’s employment agreement, if we terminate his employment without cause or if he terminates his employment for good reason, Dr. Bolno will be entitled to receive continued payment of his then-current annual base salary for 18 months following termination; continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 18 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Dr. Bolno is terminated without cause or if Dr. Bolno terminates his employment for good reason, he will be entitled to receive a lump sum cash payment equal to 18 months of his then-current annual base salary; continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 18 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity. Pursuant to applicable equity agreements with Dr. Bolno, all unvested shares underlying outstanding options and RSUs that were granted to him on or after January 1, 2018 will become fully vested upon his termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above are subject to execution of a release of claims against the Company and compliance with certain restrictive covenants following the termination of his employment.

Michael Panzara, M.D., MPH

In July 2016, we entered into an employment agreement with Dr. Panzara, pursuant to which he now serves as our Chief Medical Officer, Head of Therapeutics Discovery and Development. As of January 1, 2021, Dr. Panzara’s annual base salary was $471,000, and the Compensation Committee established his annual target bonus percentage at 45% of his annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2022, the Compensation Committee authorized an increase in Dr. Panzara’s annual base salary to $487,500. In February 2022, in recognition of his 2021 performance supporting the achievement of our corporate goals discussed below, the Compensation Committee authorized a cash bonus for Dr. Panzara of $212,000 that was equal to 100% of his 2021 target bonus. In addition, in January 2022, the Compensation Committee awarded Dr. Panzara an option to purchase 200,000 of our ordinary shares under our 2021 Plan as a 2022 LTIP award, with such shares vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Panzara’s employment agreement, if we terminate his employment without cause or if he terminates his employment for good reason, Dr. Panzara will be entitled to receive continued payment of his then-current annual base salary for 12 months following termination and continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 12 months following termination or until he commences new employment. In addition, if a change of control occurs and within one year following the change of control Dr. Panzara is terminated without cause or Dr. Panzara terminates his employment for good reason, he will be entitled to receive a lump sum cash payment equal to 12 months of his then-current annual base salary; continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 12 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity prorated through his termination date. Pursuant to applicable equity agreements with Dr. Panzara, all unvested shares underlying outstanding options and RSUs that were granted to him on or after January 1, 2018 will become fully vested upon his termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above are subject to execution of a release of claims against the Company and compliance with certain restrictive covenants following the termination of his employment.

Chandra Vargeese, Ph.D.

In May 2020, we entered into an amended and restated employment agreement with Dr. Vargeese, pursuant to which she serves as our Chief Technology Officer, Head of Platform Discovery Sciences. The employment agreement amends and restates the prior employment arrangement between the Company and Dr. Vargeese. As of January 1, 2021, Dr. Vargeese’s annual base salary was $444,000, and the Compensation Committee established her annual target bonus percentage at 45% of her annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2022, the Compensation Committee increased Dr. Vargeese’s annual base salary to $459,540. In February 2022, in recognition of her 2021 performance supporting the achievement of our corporate goals discussed below, the Compensation Committee authorized a cash bonus for Dr. Vargeese of $199,800 that was equal to 100% of her 2021 target bonus. In addition, in January 2022, the Compensation Committee awarded Dr. Vargeese an option to purchase 200,000 of our ordinary shares under our 2021 Plan as a 2022 LTIP award, with such shares vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Vargeese’s employment agreement, if we terminate her employment without cause or if she terminates her employment for good reason, Dr. Vargeese will be entitled to receive continued payment of her then-current annual base salary for 12 months following termination; continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 12 months following termination or until she commences new employment; and the payment of a separation bonus equal to her then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Dr. Vargeese is terminated without cause or if Dr. Vargeese terminates her employment for good reason, she will be entitled to receive a lump sum cash payment equal to 12 months of her then-current annual base salary; continued payment of health insurance premiums at the Company’s then normal rate of contribution until the earlier of 12 months following termination or until she commences new employment; and the payment of a separation bonus equal to her then annual target bonus opportunity. Pursuant to applicable equity agreements with Dr. Vargeese, all unvested shares underlying outstanding options and RSUs that were granted to her on or after January 1, 2018 will become fully vested upon her termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above are subject to execution of a release of claims against the Company and compliance with certain restrictive covenants following the termination of her employment.

Other Provisions Applicable to Named Executive Officers

In addition, as a condition of their employment, each of our NEOs has entered into a non-competition and non-solicitation agreement pursuant to which he or she has agreed not to compete with us for a period of 12 months following the termination of his or her employment with us. All agreements generally provide for at-will employment and that our NEOs are eligible to participate in employee benefit plans of general applicability to other senior executives, which we maintain from time to time.

For purposes of change of control benefits included in the Company’s employment agreements with its NEOs, change of control is defined as follows: (A) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval.

Base Salaries

Annual base salary is designed to provide a competitive fixed rate of pay, recognizing different levels of responsibility and performance. Actual salaries reflect the judgment and consideration of numerous factors by the Compensation Committee. These factors include the NEO’s experience, importance of position, expected future contributions, performance, comparative survey data, internal pay equity, scope of responsibilities, expertise, the criticality of the NEO’s position within the Company, the other elements of compensation received by the NEO, and the NEO’s compensation in comparison to similarly situated executive officers at comparable companies in our peer group.

Annual Cash Incentive Program

Our executive officers are eligible to receive annual cash incentive awards, with the target bonus opportunity for 2021 determined as a percentage of their base salary. At the beginning of 2021, our Board approved ambitious corporate goals and objectives that our Compensation Committee then used to design our annual cash incentive program for 2021. Under this program, the Compensation Committee determined that the corporate goals would apply uniformly to all of our executive officers. Our 2021 corporate goals, plus the ongoing challenges that we overcame as a result of the COVID-19 global pandemic and its continued disruption of governments, businesses and people around the world, that were assessed to determine our 2021 corporate performance are set forth below:

•

Initiated dosing in three global clinical trials evaluating our next-generation stereopure PN-modified oligonucleotide programs, including WVE-003 for Huntington’s disease in our SELECT-HD trial, WVE-004 for amyotrophic lateral sclerosis and frontotemporal dementia in our FOCUS-C9 trial, and WVE-N531 for Duchenne muscular dystrophy (achieved)

•

Developed wtHTT (wild-type) huntingtin assay, successfully implemented and used assay for allele-selective Huntington’s disease (“HD”) programs in clinical trials, and began sharing assay with the HD community, with plans to make the assay widely available to the industry (achieved)

•	Delivered data from PRECISION-HD clinical trials for first-generation programs WVE-120101 and WVE-120102 (achieved)

•	Showcased significant advancements in ADAR-mediated RNA base editing capability and generated in vivo data to enable the September 2021 research day (achieved)

•	Met or exceeded internal milestones relating to the original Takeda Category 2 programs (achieved)

•	Amended and streamlined the Takeda Collaboration Agreement, resulting in receipt of an additional $22.5 million (achieved)

•

Three seminal papers accepted for publication in peer-reviewed journals covering our novel PN backbone chemistry modifications and preclinical proof-of-concept data for our novel ADAR-mediated RNA base editing (achieved)

•	Strengthened our internal GMP manufacturing capabilities to support our needs as well as potential new partners (achieved)

•	Maintained business continuity through COVID-19 global pandemic with more than 60% of workforce onsite and 40% of employees offsite while maintaining remarkable productivity (achieved)

•	Maintained low employee turnover and added key, diverse talent broadly throughout the organization (achieved)

•	Actively managed spend and delivered our 2021 corporate goals below our 2021 budget (achieved)

Based on our Board’s assessment and consideration of the relative weighting and importance of our goals, our Board determined that we achieved 100% of our 2021 corporate goals. The Compensation Committee then determined that bonuses for 2021 performance be paid to our NEOs based on these results.

Long-Term Incentive Compensation

2021 Long-Term Incentive Program

In 2021, the long-term incentive component of the compensation of our NEOs consisted of share options and restricted share unit awards. These share options and restricted share unit awards were granted to each of our NEOs by our Compensation Committee on February 1, 2021, and vest over a two-year term, with 50% vesting on February 15, 2022, and the remainder vesting on February 15, 2023. The share options were granted at an exercise price of $10.48 per share. The Compensation Committee retained this two-year vesting schedule from 2020 over our standard four-year vesting schedule as a means of driving retention and incentivizing performance over this highly critical two-year period in Wave’s development as a clinical-stage genetic medicines company committed to delivering life-changing treatments for people battling devastating diseases.

2022 Long-Term Incentive Program

In 2022, the long-term incentive component of the compensation of our NEOs consisted solely of share options. These share options were granted to each of our NEOs by our Compensation Committee on January 1, 2022, at an exercise price of $3.14 per share, and vest over a four-year term, with 25% vesting on January 1, 2023, and the remainder vesting quarterly thereafter. The Compensation Committee determined to grant share options, based on share valuation at the time of grant and to best align employees with investors’ interests to build long-term shareholder value in Wave.

2019 Performance-Based RSUs and 2021 Amended and Restated Performance-Based RSUs

In March 2019, the Compensation Committee approved the grant of performance-based RSUs to our employees, including our NEOs, that vest based on two separate performance milestones: 80% of the award will vest upon receipt of the first regulatory approval of a Wave drug product by the U.S. Food and Drug Administration or European Medicines Agency (the “Regulatory Approval Milestone”); and 20% of the award will vest upon the first commercial sale of a Wave drug product (the “Commercial Sale Milestone”), in each case, occurring by March 7, 2029, subject to continuous service (the “2019 Performance-Based RSUs”).

In order to address concerns raised regarding the long-dated nature of the 2019 Performance-Based RSUs and their ability to deliver real retentive value, the Compensation Committee decided to enhance the retentive impact of the awards by incorporating an additional milestone focused on driving nearer term execution of key strategic goals to build shareholder value in the nearer term. Accordingly, in March 2021, the Compensation Committee approved an amendment and restatement of all outstanding 2019 Performance-Based RSUs to add a third performance milestone to the two existing performance milestones. If the new performance milestone, the PN Chemistry Milestone (as defined below), is achieved prior to either of the Regulatory Approval Milestone or the Commercial Sale Milestone, then 50% of the award will be earned upon public disclosure of the achievement of clinical proof of concept of a molecule containing Wave’s PN backbone chemistry modifications (the “PN Chemistry Milestone”) and the percentages applicable to the Regulatory Approval Milestone or the Commercial Sale Milestone shall be reduced to 40% and 10%, respectively. This modification did not result in any incremental expense and the Company did not recognize any expense related to the performance-based RSUs in 2021 as the related milestones were not then-considered probable of achievement. On May 4, 2022, 50% of the 2019 Performance-Based RSUs vested upon the achievement of the PN Chemistry Milestone.

401(k) Plan

We maintain a 401(k) plan that is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of our employees, including our NEOs, are eligible to participate in the 401(k) plan. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit, which was equal to $19,500 in 2021, and to have the amount of such reduction contributed to the 401(k) plan. In addition, employees who turn age 50 before the end of any calendar year may also defer up to an additional $6,500. We currently match 50% of an employee’s 401(k) contributions up to a maximum of 6% of the participant’s includable compensation. Matching contributions are 100% vested upon completion of one year of service with the Company. Matching contributions made to each of our NEOs are included in the “Summary Compensation Table” above.

2021 Equity Incentive Plan

Our 2021 Plan was approved by our shareholders and went into effect on August 10, 2021. The 2021 Plan serves as the successor to our 2014 Plan, such that outstanding awards granted under the 2014 Plan continue to be governed by the terms of the 2014 Plan, but no awards may be made under the 2014 Plan after August 10, 2021. Accordingly, under the 2021 Plan, our Board and shareholders authorized 5,450,000 ordinary shares, plus the number of ordinary shares underlying any awards under the 2014 Plan that are forfeited, cancelled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after August 10, 2021. The 2021 Plan authorizes the granting of incentive options, non-qualified options, or “NQSOs,” share appreciation rights and restricted share unit awards to eligible employees, directors and consultants of the Company. In the event of a share dividend, split, recapitalization or reorganization or other change in capital structure, our Board will make appropriate adjustments to these amounts.

In Proposal 4, we are asking our shareholders to increase the total number of ordinary shares available for grant under our 2021 Plan by 6,000,000 shares.

Any shares subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, will again become available for issuance under the 2021 Plan. However, shares subject to an award under the 2021 Plan will not again be made available for issuance or delivery under the 2021 Plan if such shares are (a) shares tendered in payment of an option; (b) shares delivered or withheld by us to satisfy any tax withholding obligation; or (c) shares covered by a share-settled share appreciation right or other awards that were not issued upon the settlement of the award.

If we are acquired, our Board or Compensation Committee will with respect to share options and share appreciation rights: (i) make appropriate provision for the continuation of the share option or share appreciation right by substituting on an equitable basis for the ordinary shares then subject to such share option or share appreciation right either the consideration payable with respect to the outstanding ordinary shares in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the share options or share appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or ordinary shares as determined by our Board, in an amount equal to the amount by which the then fair market value of the ordinary shares subject to such vested share option or share appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding share options or share appreciation rights, terminate any or all unexercised share options and share appreciation rights at such time as the Board deems appropriate. If we are acquired, with respect to outstanding restricted share unit awards, our Board or Compensation Committee shall make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the ordinary shares then subject to such restricted awards either the consideration payable with respect to the outstanding ordinary shares in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, our Board may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of ordinary shares comprising such restricted award to the extent then vested.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table shows grants of options and unvested restricted share unit awards outstanding on the last day of the fiscal year ended December 31, 2021 to each of the NEOs.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Share Units That Have Not Vested (#)		Market Value of Shares or Share Units That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Paul B. Bolno, M.D., MBA	219,025	—		$2.48	3/10/2025
	236,400	—		$18.79	6/16/2026
	72,500	—		$29.05	1/25/2027
	102,187	6,813	(1)	$40.05	1/23/2028
	31,500	31,500	(2)	$8.17	3/3/2030
	—	200,000	(3)	$10.48	2/1/2031
						13,625	(4)	$42,783
						30,000	(5)	$94,200
						150,000	(6)	$471,000
									185,000	(7)	$580,900
Michael Panzara, M.D., MPH	131,250	—		$21.69	7/11/2026
	13,800	—		$29.05	1/25/2027
	32,812	2,188	(1)	$40.05	1/23/2028
	18,000	18,000	(2)	$8.17	3/3/2030
	—	50,000	(3)	$10.48	2/1/2031
						4,375	(4)	$13,738
						7,500	(5)	$23,550
						50,000	(6)	$157,000
									100,000	(7)	$314,000
Chandra Vargeese, Ph.D.	205,964	—		$2.48	3/10/2025
	49,600	—		$18.79	6/16/2026
	19,500	—		$29.05	1/25/2027
	32,812	2,188	(1)	$40.05	1/23/2028
	18,000	18,000	(2)	$8.17	3/3/2030
	—	50,000	(3)	$10.48	2/1/2031
						4,375	(4)	$13,738
						7,500	(5)	$23,550
						50,000	(6)	$157,000
									100,000	(7)	$314,000

(1)

25% vested on February 15, 2019 and the remainder vests in equal quarterly installments over the following 12 quarters, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(2)

50% vested on February 15, 2021 and the remaining 50% vested on February 15, 2022, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(3)

50% vested on February 15, 2022 and the remaining 50% vests on February 15, 2023, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(4)

25% vested on February 15, 2019 and the remainder vests in equal annual installments over the following three years, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(5)

25% vested on February 15, 2020 and the remainder vests in equal monthly installments over the following 36 months, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(6)

50% vested on February 15, 2022 and the remaining 50% vests on February 15, 2023, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(7)

These performance-based RSUs were granted on March 7, 2019 and were amended on March 17, 2021. A description of the vesting criteria of the performance-based-RSUs is set forth under the sub-heading “Long-Term Incentive Compensation — 2019 Performance-Based RSUs and 2021 Amended and Restated Performance-Based RSUs” above. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control. On May 4, 2022, 50% of the 2019 Performance-Based RSUs vested upon the achievement of the PN Chemistry Milestone.

(8)	The market value of the RSU awards and performance-based RSUs is based on the closing price of our ordinary shares of $3.14 per share at December 31, 2021.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2021 to each of our non-employee directors. Directors who are also employees are not compensated for their service on our Board.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Christian Henry	108,000	138,151	—		246,151
Mark H. N. Corrigan, M.D.	79,000	68,510	—		147,510
Peter Kolchinsky, Ph.D.(3)	47,500	138,151	—		185,651
Amy Pott	1,008	—	—		1,008
Adrian Rawcliffe	56,500	138,151	—		194,651
Ken Takanashi	47,500	138,151	22,125	(4)	207,776
Aik Na Tan	49,000	68,510	—		117,510
Gregory L. Verdine, Ph.D.	47,500	138,151	150,000	(5)	335,651
Heidi L. Wagner, J.D.	55,000	68,510	—		123,510

(1)	Amounts represent fees earned during 2021 under our Non-Employee Director Compensation Policy. Ms. Pott resigned as a director of the Company effective as of January 8, 2021.
(2)

Amount represents the aggregate grant date fair value for the option awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2021.

(3)

Pursuant to the terms of the RA Capital Healthcare Fund, L.P. governing documents, Dr. Kolchinsky is required to remit to RA Capital Management, L.P. (“RA Capital”) both the cash and the equity compensation, and RA Capital and not Dr. Kolchinsky is the beneficial owner of such compensation.

(4)

At our 2021 Annual General Meeting of Shareholders (the “2021 AGM”), our shareholders approved a one-time, additional amount of $22,125 (which amount includes a tax gross-up) plus any applicable interest related to withholding taxes required to be paid to the U.S. Internal Revenue Service on behalf of one of our ex-U.S. directors.

(5)	Amount paid pursuant to a consulting agreement between the Company and Dr. Verdine.

The following table shows the aggregate number of shares subject to options held by each of our non-employee directors as of December 31, 2021:

Name	Aggregate Number of Shares Subject to Options
Christian Henry	81,000
Mark H. N. Corrigan, M.D.	52,500
Peter Kolchinsky, Ph.D.	81,000
Amy Pott	—
Adrian Rawcliffe	99,000
Ken Takanashi	81,000
Aik Na Tan	42,000
Gregory L. Verdine, Ph.D.	347,402
Heidi L. Wagner, J.D.	52,500

Non-Employee Director Compensation Policy

2021 Non-Employee Director Compensation Policy

At our 2021 AGM, our shareholders approved our 2021 Non-Employee Director Compensation Policy, under which our directors are compensated for their service as directors, including as members of the various committees of our Board on which they serve, for the Board service period that commenced on the date of our 2021 AGM and runs through the date of our 2022 AGM. The terms of the 2021 Non-Employee Director Compensation Policy are as follows:

(A) Cash Compensation:

•	Board of Directors: Annual cash compensation of $40,000 to each non-employee director, other than the Chairman of the Board, and cash compensation of $75,000 to the non-employee Chairman of the Board.

•	Audit Committee: Additional annual cash compensation of $18,000 to the Chairman of the Audit Committee and $9,000 to each member of the Audit Committee other than the Chairman.

•	Compensation Committee: Additional annual cash compensation of $15,000 to the Chairman of the Compensation Committee and $7,500 to each member of the Compensation Committee other than the Chairman.

•

Nominating and Corporate Governance Committee: Additional annual cash compensation of $15,000 to the Chairman of the Nominating and Corporate Governance Committee and $7,500 to each member of the Nominating and Corporate Governance Committee other than the Chairman.

•

Research and Development Committee: Additional annual cash compensation of $15,000 to the Chairman of the Research and Development Committee and $7,500 to each member of the Research and Development Committee other than the Chairman.

•

Proration: Additional pro rata cash compensation of the annual cash compensation amounts set forth above shall be made, as applicable, to (i) any director who ceases to be a director, Chairman of the Board or member or chairman of any committee of the Board and (ii) any new non-employee director who is appointed by the Board, any independent director who is appointed to the position of Chairman of the Board or chairman of any such committee of the Board or any independent director who is appointed to serve on any such committee of the Board, for their services rendered as a director and/or committee member, for the portion of the year in which such director so served.

(B) Equity Compensation:

•

Initial Equity Grant: One-time equity grant upon initial appointment or election to the Board of an option to purchase 42,000 ordinary shares, which shall vest as to 12.5% of the shares on a quarterly basis during the two-year period following the grant date.

•

Refresh Equity Grant: Each non-employee director whose initial equity grant has an expiration date within twelve months following the 2021 AGM shall be granted an option to purchase 42,000 ordinary shares, which shall vest as to 12.5% of the shares on a quarterly basis during the two-year period following the grant date.

•

Annual Equity Grant: Annual equity grant of an option to purchase 21,000 ordinary shares, which shall vest as to 100% of the shares on the earlier of the 2022 AGM or the first anniversary of the grant date.

•

Limitation on Equity Grants: A non-employee director shall be eligible to receive only one type of option grant at the 2021 AGM, which shall be an initial equity grant, a refresh equity grant, or an annual equity grant, in each case as described above.

2021 One-Time Research and Development Committee Compensation in Arrears

At our 2021 AGM, our shareholders approved for the Research and Development Committee to receive cash compensation in arrears for their service on the Research and Development Committee for the period of January 1, 2021 through the date of 2021 AGM, which included cash compensation of $15,000 to the Chairman of the Research and Development Committee and $7,500 to each member of the Research and Development Committee other than the Chairman.

2021 One-Time Tax Withholding Gross-up

At our 2021 AGM, our shareholders approved a one-time, additional amount of $22,125 (which amount includes a tax gross-up) plus any applicable interest related to withholding taxes required to be paid to the U.S. Internal Revenue Service on behalf of one of our ex-U.S. directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2021.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	8,744,635	(1)	$10.23	(2)	4,015,356	(3)
Equity compensation plans not approved by security holders	88,875	(4)	$9.28	(5)	—
Total	8,833,510		$10.22		4,015,356

(1)

Consists of options to purchase 6,889,535 of our ordinary shares outstanding under the 2014 Plan and the 2021 Plan, 802,993 of our ordinary shares subject to performance-based RSUs outstanding under the 2014 Plan, and 1,052,107 of our ordinary shares subject to time-based RSUs outstanding under the 2014 Plan and the 2021 Plan, in each case as of December 31, 2021.

(2)	Reflects the weighted average exercise price of the options to purchase 6,889,535 of our ordinary shares outstanding under the 2014 Plan and 2021 Plan, as of December 31, 2021.
(3)

Consists of 3,132,882 of shares available for future grants under the 2021 Plan, as well as 882,474 of shares that remain available for sale under the 2019 Employee Share Purchase Plan, in each case as of December 31, 2021.

(4)

Consists of options to purchase 68,625 of our ordinary shares granted outside of the 2014 Plan and the 2021 Plan in accordance with Nasdaq Listing Rule 5635(c)(4) and 20,250 of our ordinary shares subject to time-based RSUs granted outside of the 2014 Plan and the 2021 Plan in accordance with Nasdaq Listing Rule 5635(c)(4), outstanding as of December 31, 2021.

(5)	Reflects the weighted average exercise price of the options to purchase 68,625 of our ordinary shares granted in accordance with Nasdaq Listing Rule 5635(c)(4), outstanding as of December 31, 2021.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements, the quality of internal and external audit processes, and related person transaction policies and procedures. The committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board, which is available on our website at www.wavelifesciences.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, for establishing and maintaining adequate internal control over financial reporting, and for the appointment, compensation, retention and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2021, the Audit Committee took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and KPMG LLP, our independent registered public accounting firm and independent Singapore auditor;

•	Discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•

Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the PCAOB regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Members of the Audit Committee

Adrian Rawcliffe, Chair

Christian Henry

Mark H.N. Corrigan, M.D.

Aik Na Tan

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at December 31, 2021 and 2020, and in which any of our directors, executive officers or beneficial owners of more than 5% of our ordinary shares, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under, “Executive Officer and Director Compensation.” We refer to such transactions as “related party transactions” or “related person transactions” and such persons as “related parties” or “related persons.” With the approval of our Board, we have engaged in the related party transactions described below.

Indemnification Agreements with Officers and Directors

We have entered into deeds of indemnity with our directors and our executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Singapore law against liabilities that may arise by reason of their service to us as a result of any proceeding against them as to which they could be indemnified. These indemnification rights shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our Constitution, agreement, vote of shareholders or disinterested directors or otherwise if he or she is subsequently found to have been negligent or otherwise have breached his or her trust or fiduciary duties or to be in default thereof, or where the Singapore courts have declined to grant relief.

Participation in Our Underwritten Offering

On June 16, 2022, we closed an underwritten offering of (i) 25,464,483 ordinary shares at an offering price of $2.15 per share and (ii) pre-funded warrants (the “pre-funded warrants”) to purchase up to 7,093,656 ordinary shares at an offering price of $2.1499 per pre-funded warrant, which represents the per share offering price for the ordinary shares less the $0.0001 per share exercise price for each pre-funded warrant. The pre-funded warrants are exercisable at any time after their original issuance and on or prior to 5:00 p.m. (New York City time) on the five-year anniversary of the original issuance date. Unless and until shareholder approval is obtained for the issuance of the pre-funded warrant shares upon exercise of all or any portion of the pre-funded warrants, a holder of pre-funded warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 19.99% of the number of ordinary shares outstanding or more than 19.99% of the combined voting power of our securities outstanding immediately after giving effect to such exercise. We received gross proceeds from the offering of approximately $70.0 million before deducting underwriting discounts and commissions and other offering expenses.

RA Capital Healthcare Fund, L.P., an affiliate of RA Capital Management, L.P. (“RA Capital”), purchased 9,426,802 ordinary shares in the offering at the offering price of $2.15 per share and pre-funded warrants to purchase up to 7,093,656 ordinary shares at the offering price of $2.1499 per pre-funded warrant. RA Capital is the investment manager of RA Capital Healthcare Fund, L.P., one of our principal shareholders. Peter Kolchinsky, Ph.D., a member of our Board, is the Managing Partner of RA Capital. In addition, Shin Nippon Biomedical Laboratories, Ltd. (“SNBL”), one of our principal shareholders, purchased 3,720,930 ordinary shares in the offering at the offering price of $2.15 per share. Ken Takanashi, a member of our Board, is an executive officer of SNBL and an executive officer and director of SNBL USA.

Consulting Agreement with Gregory L. Verdine, Ph.D.

Gregory L. Verdine, Ph.D., a member of our Board, entered into a consulting agreement with Wave Life Sciences USA, Inc. (“Wave USA”), our wholly owned subsidiary, dated as of April 1, 2012, pursuant to which Dr. Verdine serves as a scientific advisor. The consulting agreement does not have a specified term and may be terminated by either party upon 14 days’ prior written notice. Wave USA pays Dr. Verdine $12,500 per month pursuant to the consulting agreement and, in each of 2020 and 2021, Dr. Verdine was paid an aggregate of $150,000 under this agreement.

Agreements with Pfizer and its Affiliate

On May 5, 2016, we entered into a Research, License and Option Agreement with Pfizer Inc. (“Pfizer”), which we refer to herein as the “Pfizer Collaboration Agreement.” Simultaneously with the entry into the Pfizer Collaboration Agreement, on May 5, 2016, we entered into a Share Purchase Agreement (the “Pfizer Equity Agreement”) with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer (the “Pfizer Affiliate”). We refer to the Pfizer Collaboration Agreement and the Pfizer Equity Agreement herein collectively as the “Pfizer Agreements.”

Pursuant to the terms of the Pfizer Collaboration Agreement, we and Pfizer have agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs (each, a “Pfizer Program”), each directed at a genetically-defined hepatic target selected by Pfizer. Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during a four-year research term. The research term for the Pfizer Collaboration Agreement ended in May 2020.

Under the terms of the Pfizer Agreements, Pfizer paid us $40.0 million upfront, $30.0 million of which was in the form of an equity investment in our ordinary shares.

Under the Pfizer Equity Agreement, we issued 1,875,000 ordinary shares (the “Pfizer Shares”) to the Pfizer Affiliate at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. Under the terms of the Pfizer Equity Agreement, the Pfizer Shares were subject to a lock-up restriction, such that the Pfizer Affiliate agreed not to, nor cause its affiliates to, without our prior approval, sell, transfer or otherwise dispose of the Pfizer Shares until certain specified periods of time after the effective date of the Pfizer Equity Agreement. We also agreed to provide the Pfizer Affiliate with registration rights, as described under “Registration Rights under our Share Purchase Agreement with Pfizer” below.

Registration Rights under our Share Purchase Agreement with Pfizer

Under the terms of the Pfizer Equity Agreement with the Pfizer Affiliate, under which the Pfizer Affiliate purchased the Pfizer Shares, subject to certain conditions and limitations, we agreed to provide certain demand registration rights to the Pfizer Affiliate in order to register all or a portion of the Pfizer Shares purchased by the Pfizer Affiliate. We also provided the Pfizer Affiliate with certain “piggyback” registration rights for a certain period of time, subject to certain conditions and limitations, such that when we propose to register our ordinary shares for our account, the Pfizer Affiliate will have the right to include some or all of the Pfizer Shares in such registration. The Pfizer Equity Agreement also contains other customary terms and conditions of the parties with respect to the registration of the Pfizer Shares.

Related Person Transaction Policy

Our Board has adopted a written related person transaction policy that requires future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee, or if Audit Committee approval would be inappropriate, by another independent body of our Board. In approving or rejecting such proposed related person transaction, the committee is to consider all available information deemed relevant by the committee, including, but not limited to, the extent of the related person’s interest in the transaction and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The committee approves only those transactions that, in light of known circumstances, are deemed to be in our best interests. In the event that any member of the committee is not a disinterested person with respect to the related person transaction under review, that member is excluded from the review and approval or rejection of such related person transaction; provided, however, that such committee member may be counted in determining the presence of a quorum at the meeting of the committee at which such transaction is considered. If we become aware of an existing related person transaction which has not been approved under the policy, the matter will be referred to the committee. The committee evaluates all options available, including ratification, revision or termination of such transaction. In the event that management determines that it is impractical or undesirable to wait until a meeting of the committee to consummate a related person transaction, the chair of the committee may approve such transaction in accordance with the related person transaction approval policy. Any such approval must be reported to the committee at the next regularly scheduled meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Constitution requires that each of our directors retire at each annual general meeting of our shareholders, and each retiring director is then eligible for re-election. The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, has nominated each of Paul B. Bolno, M.D., MBA, Mark H.N. Corrigan, M.D., Christian Henry, Peter Kolchinsky, Ph.D., Adrian Rawcliffe, Ken Takanashi, Aik Na Tan, Gregory L. Verdine, Ph.D. and Heidi L. Wagner, J.D. for election at the 2022 AGM. Voting on the election of each nominee will be done separately. If each such nominee is elected, he or she will serve on our Board until our 2023 Annual General Meeting of Shareholders and until his or her successor has been elected and qualified.

Pursuant to the Singapore Companies Act and our Constitution, our Board must have at least one director who is ordinarily resident in Singapore. Ms. Tan is our Singapore resident director. Due to the Singapore Companies Act requirement that we have at least one director who is ordinarily resident in Singapore in office at all times, the sole resident director cannot resign or step down unless there is at least one other resident director. In the event that Ms. Tan is not elected at the 2022 AGM, she will continue in office after the 2022 AGM as a member of our Board until her qualifying successor (i.e., a Singapore resident director) is appointed.

Each of the nominees has indicated a willingness to continue to serve as director, if elected. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Each nominee for director who receives the affirmative vote of a majority of the votes cast by the holders of ordinary shares voting either in person or by proxy at the 2022 AGM will be elected (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF PAUL B. BOLNO, M.D., MBA, MARK H.N. CORRIGAN, M.D., CHRISTIAN HENRY, PETER KOLCHINSKY, PH.D., ADRIAN RAWCLIFFE, KEN TAKANASHI, AIK NA TAN, GREGORY L. VERDINE, PH.D. AND HEIDI L. WAGNER, J.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

INDEPENDENT SINGAPORE AUDITOR AND

AUDITOR REMUNERATION

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm and independent Singapore auditor to audit our financial statements for the fiscal year ending December 31, 2022.

For the fiscal year ended December 31, 2021, KPMG LLP was our independent registered public accounting firm and independent Singapore auditor of our Singapore Statutory Financial Statements. Pursuant to Section 205(2) and 205(4) of the Singapore Companies Act, any re-appointment after the initial appointment of our independent Singapore auditor, or its subsequent removal, requires the approval of our shareholders. The Board proposes that the shareholders approve the re-appointment of KPMG LLP as our independent registered public accounting firm and independent Singapore auditor of our Singapore Statutory Financial Statements.

We expect that representatives of KPMG LLP will be present at the 2022 AGM, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Pursuant to Section 205(16) of the Singapore Companies Act, the remuneration of a company’s auditor shall be fixed by the shareholders in a general meeting or the shareholders may authorize directors to fix the remuneration. Our Board believes that it is appropriate for the Audit Committee, as part of its oversight responsibilities, to fix the auditor’s remuneration. Our Board therefore also proposes that the shareholders authorize the Audit Committee to fix KPMG LLP’s remuneration for services rendered as our independent registered public accounting firm and independent Singapore auditor through the date of our 2023 Annual General Meeting of Shareholders.

In deciding to re-appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2022.

Principal Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Boston, MA, Auditor Firm ID: 185.

The following table presents fees for professional audit services rendered by KPMG LLP for the services described in the table. Fees disclosed below include fees actually billed or expected to be billed for services pertaining to the applicable fiscal year.

	2021	2020
Audit fees(1)	$977,558	$1,110,833
Audit-related fees(2)	—	—
Tax fees(2)	—	—
All other fees(2)	—	—

(1)

Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm and independent Singapore auditor can reasonably be expected to provide, such as statutory audits and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were no audit-related, tax or other fees in 2020 or 2021.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accounting Firm

In connection with our initial public offering, we adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm and independent Singapore auditor. As part of its review, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

Prior to engagement of an independent registered public accounting firm and independent Singapore auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm and independent Singapore auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm and independent Singapore auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm and independent Singapore auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm and independent Singapore auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm and independent Singapore auditor. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve the re-appointment of KPMG LLP as our independent registered public accounting firm and our independent Singapore auditor and to authorize the Audit Committee to fix the auditor’s remuneration (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT SINGAPORE AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2022 AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX KPMG LLP’S REMUNERATION FOR SUCH SERVICES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL AND AUTHORIZATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: NON-EMPLOYEE DIRECTORS’ COMPENSATION

Under the laws of Singapore, our shareholders must approve all cash and equity-based compensation paid by us to our directors for services rendered in their capacity as directors. Directors who are employed by us are not eligible to receive compensation from us for services rendered in their capacity as directors.

Non-Employee Director Compensation Policy. At our 2021 AGM, our shareholders approved our 2021 non-employee director compensation policy, under which our directors were compensated for their service as directors, including as members of the various committees of our Board on which they serve, for the Board service period that commenced on the date of our 2021 AGM and runs through our 2022 AGM.

We are now asking our shareholders to approve the terms of our 2022 non-employee director compensation policy, which would take effect on the date shareholder approval is obtained for this Proposal 3 and enable us to provide payment of the compensation described under (A) Cash Compensation and (B) Equity Compensation below to our non-employee directors for their service on our Board and its committees for the Board service period commencing on the date of our 2022 AGM and running through the date on which our 2023 Annual General Meeting of Shareholders is held. The Cash Compensation and Equity Compensation we are requesting that you approve are the same amounts that our shareholders approved at our 2021 AGM for the terms of our 2021 non-employee director compensation policy.

(A) Cash Compensation:

•	Board of Directors: Annual cash compensation of $40,000 to each non-employee director, other than the Chairman of the Board, and cash compensation of $75,000 to the non-employee Chairman of the Board.

•	Audit Committee: Additional annual cash compensation of $18,000 to the Chairman of the Audit Committee and $9,000 to each member of the Audit Committee other than the Chairman.

•	Compensation Committee: Additional annual cash compensation of $15,000 to the Chairman of the Compensation Committee and $7,500 to each member of the Compensation Committee other than the Chairman.

•

Nominating and Corporate Governance Committee: Additional annual cash compensation of $15,000 to the Chairman of the Nominating and Corporate Governance Committee and $7,500 to each member of the Nominating and Corporate Governance Committee other than the Chairman.

•

Research and Development Committee: Additional annual cash compensation of $15,000 to the Chairman of the Research and Development Committee and $7,500 to each member of the Research and Development Committee other than the Chairman.

•

Proration: Additional pro rata cash compensation of the annual cash compensation amounts set forth above shall be made, as applicable, to (i) any director who ceases to be a director, Chairman of the Board or member or chairman of any committee of the Board and (ii) any new non-employee director who is appointed by the Board, any independent director who is appointed to the position of Chairman of the Board or chairman of any such committee of the Board or any independent director who is appointed to serve on any such committee of the Board, for their services rendered as a director and/or committee member, for the portion of the year in which such director so served.

(B) Equity Compensation:

•

Initial Equity Grant: One-time equity grant upon initial appointment or election to the Board of an option to purchase 42,000 ordinary shares, which shall vest as to 12.5% of the shares on a quarterly basis during the two-year period following the grant date.

•

Refresh Equity Grant: Each non-employee director whose initial equity grant has an expiration date within twelve months following the 2022 AGM shall be granted an option to purchase 42,000 ordinary shares, which shall vest as to 12.5% of the shares on a quarterly basis during the two-year period following the grant date.

•

Annual Equity Grant: Annual equity grant of an option to purchase 21,000 ordinary shares, which shall vest as to 100% of the shares on the earlier of the 2023 Annual General Meeting of Shareholders or the first anniversary of the grant date.

•

Limitation on Equity Grants: A non-employee director shall be eligible to receive only one type of option grant at the 2022 AGM, which shall be an initial equity grant, a refresh equity grant, or an annual equity grant, in each case as described above.

*                *                  *

We believe the authorizations requested in this Proposal 3 will benefit our shareholders by enabling us to attract and retain qualified individuals to serve as members of our Board and to continue to provide advice to, and independent oversight of, management.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve the non-employee directors’ compensation policy (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS’ COMPENSATION AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN

General

Our Board is requesting that our shareholders approve an amendment to the Wave Life Sciences Ltd. 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of ordinary shares by 6,000,000, as recommended by the Compensation Committee and approved by our Board on June 25, 2022, such amendment to be effective upon approval by our shareholders at the 2022 AGM. If this proposal is approved, the number of shares authorized for issuance of awards under the 2021 Plan will be increased from 5,450,000 to an aggregate of 11,450,000 ordinary shares.

In August 2021, our Board of Directors initially adopted the 2021 Plan, and reserved 5,450,000 ordinary shares for issuance thereunder. As of June 22, 2022, a total of 1,532,374 ordinary shares remained available for issuance under the 2021 Plan and options to purchase 8,549,497 ordinary shares, restricted share units, and performance-based restricted share units for the issuance of 985,463 ordinary shares were outstanding under both the 2021 Plan and our 2014 Plan. The shares currently available for future issuance under the 2021 Plan represent less than one-half of our projected needs for the next year, which provides limited availability and flexibility for our equity usage as part of our broad-based equity program. We expect the increase in shares under the 2021 Plan that we are requesting to last at least through our 2023 Annual General Meeting of Shareholders. As of June 22, 2022, the Company’s equity overhang, represented by (a) the sum of all outstanding share options and other awards, plus the number of shares available for issuance pursuant to future awards under the 2021 Plan, as a percentage of (b) the sum of (i) the number of ordinary shares outstanding as of June 22, 2022, plus (ii) the number of shares described in clause (a) above, was 11.3%. If the amendment to the 2021 Plan is approved by our shareholders, the equity overhang would be 16.4%.

As of June 22, 2022, 99.4% of our outstanding share options were underwater, with such underwater options having a weighted-average exercise price of $8.64 per share, a weighted average term of 7.6 years and individual option exercise prices ranging up to $50.00 per share, as compared to the $2.30 per share closing price of our ordinary shares as reported by the Nasdaq Stock Market. As of June 22, 2022, all outstanding share options had a weighted-average exercise price of $8.60 per share and weighted average term of 7.59 years.

The purpose of the 2021 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company to align the interests between such persons and the Company’s shareholders, and providing such persons with incentives to expend their maximum efforts in the creation of shareholder value.

Reasons for an Amendment to the 2021 Plan

•

The Board believes that the number of ordinary shares currently remaining available for issuance pursuant to future awards under the 2021 Plan (as of June 22, 2022) is not sufficient for the Company’s future granting needs. As of June 22, 2022, there were approximately 240 employees and consultants, and eight non-employee directors eligible to participate in the 2021 Plan. Our Board, the Compensation Committee and management believe that the effective use of share-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.

•

The Company believes that maintaining the broad-based equity program is essential to aligning shareholder and employees’ interests while providing high motivation, retention, and potential upside value over the long term.

•

In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that an increase in the number of ordinary shares available for issuance under our 2021 Plan is essential to permit us to continue to provide long-term, equity-based incentives to present and future employees, directors, and consultants.

The 2021 Plan authorizes the Board or a committee of the Board to grant incentive share options, non-qualified share options, share appreciation rights and restricted share and share unit awards to eligible employees, non-employee directors and consultants of the Company. By its terms, the 2021 Plan may be amended by the Board provided that any amendment that the Board determines requires shareholder approval is subject to receiving such shareholder approval. Approval by our shareholders is required by the listing rules of the Nasdaq Stock Market. In addition, shareholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive share options under Section 422 of the Code.

Promotion of Good Corporate Governance Practices

The 2021 Plan, as amended, includes the following provisions:

•

No Liberal Share Recycling — ordinary shares that are withheld to satisfy any tax withholding obligation related to any share award, for payment of the exercise price or purchase price of any share award, and ordinary shares repurchased by the Company on the open market with the proceeds of the exercise price of an option or share appreciation right will not become available again for issuance under the 2021 Plan, as amended;

•

No Discounted Share Options or Share Appreciation Rights — share options and share appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying ordinary shares on the grant date except to replace equity awards due to a corporate transaction;

•	No Repricing without Shareholder Approval — we may not, without shareholder approval, reprice the purchase price or the exercise price of any outstanding award;

•

No Evergreen Provision — the number of authorized shares under the 2021 Plan, as amended, is fixed at 11,450,000 ordinary shares. The 2021 Plan, as amended, does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years under the 2021 Plan, as amended;

•	No Transferability — awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee;

•

Clawback Policy — awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Company may impose other clawback, recovery or recoupment provisions allowing the Company to recover from a participant any compensation received from any award (whether or not vested or settled) or cause a participant to forfeit any award (whether or not vested); and

•	No Dividends or Dividend Equivalents — we may not pay dividends or dividend equivalents before the vesting of the underlying award.

The following is a brief summary of the 2021 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2021 Plan, as amended, a copy of which is attached as Appendix B to this proxy statement.

Summary of Material Features of our 2021 Plan.

Eligibility. The 2021 Plan, as amended, allows us, under the direction of our Compensation Committee, to make grants of incentive share options, non-qualified share options, share appreciation rights and restricted share and share unit awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2021 Plan, as amended.

Shares Available for Issuance. The 2021 Plan, as amended, provides for the issuance of up to 11,450,000 ordinary shares plus the number of ordinary shares underlying any awards under the 2014 Plan that are forfeited, canceled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after the date the 2021 Plan was approved by our shareholders; provided that no more than 11,450,000 ordinary shares may be issued upon the exercise of incentive share options. Generally, ordinary shares that are reserved for awards under the 2021 Plan, as amended, that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, ordinary shares tendered in payment for an award, ordinary shares withheld for taxes, ordinary shares covered by a share-settled share appreciation right or other award that was not issued upon the settlement of the award, and ordinary shares repurchased by the Company on the open market with the proceeds of the exercise price of an option or share appreciation right are not available again for future awards.

Share Options. Share options granted under the 2021 Plan, as amended, may either be incentive share options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified share options, which are not intended to meet those requirements. Incentive share options may be granted to U.S. employees of the Company and its affiliates. Non-qualified share options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a share option may not be less than 100% of the fair market value of our ordinary shares on the date of grant and the term of the option may not be longer than ten years, except for non-qualified share options granted to non-employee directors and consultants which will have a maximum term of five years. If an incentive share option is granted to an individual who owns more than 10% of the combined voting power of all classes of our share capital, the exercise price may not be less than 110% of the fair market value of our ordinary shares on the date of grant and the term of the option may not be longer than five years.

Award agreements for share options include rules for exercise of the share options after termination of service. Share options may not be exercised unless they are vested, and no share option may be exercised after the end of the term set forth in the award agreement. Generally, share options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Shares. Restricted shares are ordinary shares that are subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the recipient must satisfy certain vesting conditions. If the recipient does not satisfy the vesting conditions by the end of the restricted period, the restricted shares are forfeited.

During the restricted period, the holder of restricted shares has the rights and privileges of a regular shareholder, except that the holder of such restricted shares is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted shares may vote and accrue dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted and dividends will be forfeited if the restricted shares are forfeited.

Restricted Share Units. A restricted share unit is an award entitling the recipient to receive ordinary shares to be delivered at the time such award vests pursuant to the terms and conditions established in the award agreement. The award agreement may provide the recipient with the right to receive dividends or other distributions declared and paid on an equal number of outstanding ordinary shares, which we refer to as dividend equivalents. Dividend equivalents must be subject to the same restrictions on transfer and forfeitability as the restricted share units with respect to which they are paid. A recipient will have no voting rights with respect to any restricted share units unless and until ordinary shares are issued.

Restricted awards may be granted at the sole discretion of the Compensation Committee, with vesting conditions based on the attainment of written performance goals. The Compensation Committee shall determine the performance period and whether, with respect to a performance period, the applicable performance goals have been met.

Share Appreciation Rights. A share appreciation right is an award entitling the recipient, upon exercise, to receive an amount payable in cash or ordinary shares equal to the number of ordinary shares subject to the share appreciation right that is being exercised multiplied by the excess of (a) the fair market value of an ordinary share on the date the award is exercised, over (b) the exercise price. The exercise price may not be less than 100% of the fair market value on the date the share appreciation right is granted and may not be granted with a term in excess of ten years.

Plan Administration. In accordance with the terms of the 2021 Plan, as amended, our Board has authorized our Compensation Committee to administer the 2021 Plan, as amended. The Compensation Committee may delegate part of its authority and powers under the 2021 Plan, as amended, to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the 2021 Plan, as amended, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of ordinary shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2021 Plan, as amended.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2021 Plan, as amended, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our shareholders, awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Share Dividends and Share Splits. If our ordinary shares shall be subdivided or combined into a greater or smaller number of ordinary shares or if we issue any ordinary shares as a share dividend, the number of ordinary shares deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share and performance goals applicable to performance awards, if any, to reflect such subdivision, combination or share dividend.

Corporate Transactions. If we are acquired, our Board or Compensation Committee will with respect to share options and share appreciation rights: (i) make appropriate provision for the continuation of the share option or share appreciation right by substituting on an equitable basis for the ordinary shares then subject to such share option or share appreciation right either the consideration payable with respect to the outstanding ordinary shares in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the share options or share appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or ordinary shares as determined by our Board, in an amount equal to the amount by which the then fair market value of the ordinary shares subject to such vested share option or share appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding share options or share appreciation rights, terminate any or all unexercised share options and share appreciation rights at such time as the Board deems appropriate. With respect to outstanding restricted awards, our Board or Compensation Committee shall make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the ordinary shares then subject to such restricted awards either the consideration payable with respect to the outstanding ordinary shares in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, our Board may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of ordinary shares comprising such restricted award to the extent then vested.

Amendment and Termination. The 2021 Plan, as amended, may be amended by our shareholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires shareholder approval as required by (i) the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive share options under Code Section 422, or (iii) for any other reason, is subject to obtaining such shareholder approval. In addition, other than in connection with share dividends, share splits, recapitalizations or reorganizations, the Compensation Committee may not without shareholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price. In addition, we may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the ordinary shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2021 Plan. The 2021 Plan, as amended, will expire by its terms on August 10, 2031.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of share options and other awards under the 2021 Plan, as amended, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2021 Plan, as amended, are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of ordinary shares acquired under the 2021 Plan, as amended.

Incentive Share Options:	Incentive share options are intended to qualify for treatment under Section 422 of the Code. An incentive share option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the ordinary shares acquired pursuant to the incentive share option within two years after the date of grant of the incentive share option nor within one year after the date of issuance of ordinary shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the ordinary shares on the date of exercise and the incentive share option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the ordinary shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the incentive share option exercise price paid for the ordinary shares. If the ordinary shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the ordinary shares on the date of exercise of the incentive share option over the incentive share option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the ordinary shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the ordinary shares.

Non-Qualified Share Options:	Options otherwise qualifying as incentive share options, to the extent the aggregate fair market value of ordinary shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and share options designated as non-qualified share options will be treated as options that are not incentive share options.

A non-qualified share option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified share option in an amount equal to the excess of the then value of the ordinary shares over the option exercise price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in ordinary shares so acquired will be the amount paid on exercise of the non-qualified share option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the ordinary shares so acquired will be capital gain or loss.

Share Grants:	With respect to share grants under our 2021 Plan, as amended, that result in the issuance of ordinary shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of ordinary shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to share grants involving the issuance of ordinary shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the ordinary shares received at the first time the ordinary shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of ordinary shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such ordinary shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the ordinary shares on which the grantee previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the ordinary shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Restricted Share Units:	The grantee recognizes no income until the issuance of the ordinary shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the ordinary shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Share Appreciation Rights:	Generally, if a share appreciation right is granted with an exercise price equal to the fair market value of the underlying ordinary shares on the grant date, the grantee will recognize ordinary income equal to the fair market value of the ordinary shares received upon such exercise. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions. As a general rule, the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by a participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to a covered employee, including awards under the 2021 Plan, as amended, may cause this limitation to be exceeded in any particular year.

New Plan Benefits

Other than as discussed above in our director compensation policy in the section entitled “Executive Officer and Director Compensation,” the amounts of future grants under the 2021 Plan, as amended, are not determinable as awards under the 2021 Plan, as amended, and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2021 Plan, as amended, or the amount or types of any such awards.

On June 22, 2022, the closing market price per share of our ordinary shares was $2.30, as reported by the Nasdaq Stock Market.

Accordingly, our Board seeks shareholder approval of Ordinary Resolution 4 as set out in the Notice.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve the amendment to the 2021 Plan (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF ORDINARY SHARES AVAILABLE FOR GRANT UNDER THE 2021 EQUITY INCENTIVE PLAN BY 6,000,000 ORDINARY SHARES AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 5: ORDINARY SHARE ALLOTMENTS AND ISSUANCES

We are incorporated in the Republic of Singapore. Under the laws of Singapore, our directors may issue ordinary shares and make offers or agreements or grant options that might or would require the issuance of ordinary shares only with the prior approval of our shareholders. We are submitting this proposal to authorize our Board (or a committee thereof) to allot and issue our ordinary shares from time to time, as set forth below, because we are required to do so under the laws of Singapore before we can issue any ordinary shares in connection with our equity compensation plans, possible future strategic transactions, or public and private equity offerings.

If this proposal is approved, the authorization would be effective from the date of the 2022 AGM and continue until the earlier of (i) the conclusion of our 2023 Annual General Meeting of Shareholders; or (ii) the expiration of the period within which our 2023 Annual General Meeting of Shareholders is required by the laws of Singapore to be held. Our 2023 Annual General Meeting of Shareholders is required to be held no later than 15 months after the date of the 2022 AGM or within six months after the 2022 financial year end, whichever is earlier. The laws of Singapore allow for an application to be made to the Singapore Accounting and Corporate Regulatory Authority to extend the deadline for holding an annual general meeting for an additional sixty days, which may be granted in the discretion of that authority.

Our Board believes that it is advisable and in the best interests of our shareholders for our shareholders to authorize the directors to issue ordinary shares and to make, enter into or grant offers, agreements or options that might or would require the issuance of ordinary shares. In the future, the directors may need to issue ordinary shares or make agreements that would require the allotment and issuance of new ordinary shares. For example, we may issue ordinary shares:

•	in connection with strategic transactions and acquisitions;

•	pursuant to public and private offerings of our ordinary shares, as well as instruments (including debt instruments) convertible into our ordinary shares; or

•	in connection with our equity compensation plans and arrangements.

Notwithstanding this general authorization to allot and issue our ordinary shares, we will be required to seek shareholder approval with respect to future issuances of ordinary shares, where required under the Nasdaq Stock Market rules, such as if we were to propose an issuance of ordinary shares that would result in a change in control of the Company or in connection with certain transactions involving the issuance of ordinary shares representing 20% or more of our outstanding ordinary shares.

We expect that we will continue to issue ordinary shares and grant share options and other equity-based awards in the future under circumstances similar to those in the past. As of the date of this proxy statement, other than issuances of ordinary shares or agreements that would require the issuance of new ordinary shares in connection with our equity compensation plans and arrangements (such as the 2021 Plan, as amended, if approved), including any equity compensation plans and awards we have assumed or may assume as a result of any acquisitions we may make, we have no specific plans, agreements or commitments to issue any ordinary shares for which approval of this proposal is required. Nevertheless, our Board believes that it is advisable and in the best interests of our shareholders for our shareholders to provide this general authorization in order to avoid the delay and expense of obtaining shareholder approval at a later date, and to provide us with greater flexibility to pursue strategic transactions and acquisitions and raise additional capital through public and private offerings of our ordinary shares, as well as instruments convertible into our ordinary shares.

If this proposal is approved, our directors would be authorized to allot and issue ordinary shares, during the period described above, subject to our Constitution, applicable Singapore laws and the Nasdaq Stock Market rules. The issuance of a large number of ordinary shares (or instruments convertible into ordinary shares) could be dilutive to existing shareholders or reduce the trading price of our ordinary shares on the Nasdaq Global Market. If this proposal is not approved, we would not be permitted to issue ordinary shares (other than shares issuable on exercise or settlement of outstanding options and other instruments convertible into or exercisable for ordinary shares or the like, which were previously granted). If we are unable to rely upon equity as a component of compensation, we would have to review our compensation practices, and would likely have to substantially increase cash compensation to retain key personnel.

Accordingly, our Board seeks shareholder approval of Ordinary Resolution 5 as set out in the Notice. The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to authorize the Board to allot and issue ordinary shares of the Company (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF ORDINARY SHARE ALLOTMENTS AND ISSUANCES AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 6: NON-BINDING ADVISORY RESOLUTION ON APPROVAL OF EXECUTIVE

COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote (on a non-binding, advisory basis only) as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, our Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at our 2023 Annual General Meeting of Shareholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Our Compensation Committee and our Board believe that our compensation policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Therefore, we are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

In accordance with the rules of the SEC, the following proposal is being submitted for a non-binding, advisory shareholder vote at the 2022 AGM:

“RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

This non-binding advisory resolution is being proposed to shareholders as required pursuant to the requirements of Section 14A of the Exchange Act. The shareholders’ vote on this proposal is solely advisory and non-binding in nature, will have no legal effect for purposes of Singapore law, and will not be enforceable against our Company or our Board. For the avoidance of doubt, this is not an Ordinary Resolution.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2022 AGM is required to approve, on a non-binding, advisory basis only, the compensation of our named executive officers, as described in this proxy statement (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Although the advisory resolution is non-binding, our Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL (ON A NON-BINDING, ADVISORY BASIS ONLY) OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the code of conduct and ethics is posted on our website at www.wavelifesciences.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K filed with the SEC within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the Nasdaq Stock Market.

OTHER MATTERS

The Board knows of no other business which will be presented at the 2022 AGM. If any other business is properly brought before the 2022 AGM, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2023 Annual General Meeting of Shareholders, we must receive shareholder proposals (other than for director nominations) no later than March 2, 2023. To be considered for presentation at our 2023 Annual General Meeting of Shareholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than May 16, 2023. Shareholder proposals are also subject to the requirements of the Singapore Companies Act as described in the paragraph below. Proposals that are not received in a timely manner will not be voted on at our 2023 Annual General Meeting of Shareholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of General Counsel, Wave Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138.

In addition, under Section 183 of the Singapore Companies Act, only registered shareholders representing not less than 5% of the total voting rights or registered shareholders representing not fewer than 100 registered shareholders having an average paid up sum of at least S$500 (Singapore dollars) each may, at their expense, request that we include and give notice of their proposal for our 2022 Annual General Meeting of Shareholders. Subject to satisfaction of the requirements of Section 183 of the Singapore Companies Act, any such requisition must be signed by all the shareholders making the request and be deposited at our registered office in Singapore, 7 Straits View #12-00, Marina One East Tower, Singapore 018936, at least six weeks prior to the date of our 2023 Annual General Meeting of Shareholders in the case of a request requiring notice of a resolution, or at least one week prior to the date of our 2022 Annual General Meeting of Shareholders in the case of any other request.

Cambridge, Massachusetts

June 29, 2022

Appendix A

Wave Life Sciences Ltd. and its Subsidiaries

Registration Number: 201218209G

Singapore Statutory Financial Statements

Year ended December 31, 2021

Wave Life Sciences Ltd. and its Subsidiaries

Singapore Statutory Financial Statements

Year ended December 31, 2021

2

Wave Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2021

Directors’ Statements

The directors are pleased to submit this annual report to the members of Wave Life Sciences Ltd. (“the Parent”), together with these directors’ statements, the audited financial statements for the financial year ended December 31, 2021 and the auditors’ report thereon.

In our opinion:

a)

other than as discussed in the Investment in Subsidiaries paragraph in Note 2 to the supplementary financial information, the consolidated financial statements of Wave Life Sciences Ltd. and its subsidiaries (together “the Company”) and the supplementary financial information of the Parent set out on pages F-1 to F-43 are drawn up so as to give a true and fair view of the financial position of the Company and of the Parent as at December 31, 2021, the financial performance, changes in equity and cash flows of the Company for the year ended on that date in accordance with the provisions of the Singapore Companies Act 1967 and Generally Accepted Accounting Principles of the United States of America; and

b)	at the date of this statement, there are reasonable grounds to believe that Wave Life Sciences Ltd. will be able to pay its debts as and when they fall due.

The board of directors has, on the date of this statement, authorized these financial statements for issue.

Directors

The directors in office at the date of this statement are as follows:

Paul B. Bolno	Chief Executive Officer
Mark H. N. Corrigan
Christian O. Henry
Peter Kolchinsky
Aik Na Tan
Adrian Rawcliffe
Ken Takanashi
Gregory L. Verdine
Heidi L. Wagner

3

Wave Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2021

Directors’ Interests

According to the register kept by Wave Life Sciences Ltd. for the purposes of Section 164 of the Companies Act 1967 (“the Act”) and the Wave Life Sciences Ltd. option ledger, particulars of interests of directors who held office at the end of the financial year (including those held by their spouses and infant children) in shares, debentures, warrants and share options of Wave Life Sciences Ltd. or in related corporations (other than wholly-owned subsidiaries) are as follows:

Name of director and corporation in which interests are held	Holdings as of January 1, 2021	Holdings as of December 31, 2021
Paul B. Bolno
Wave Life Sciences Ltd.
- Ordinary shares	190,856	217,351
- Options to purchase ordinary shares at:
- US$2.48 between March 10, 2015 and March 10, 2025	219,025	219,025
- US$18.79 between June 16, 2016 and June 16, 2026	236,400	236,400
- US$29.05 between January 25, 2017 and January 25, 2027	72,500	72,500
- US$40.05 between January 23, 2018 and January 23, 2028	109,000	109,000
- US$8.17 between March 3, 2020 and March 3, 2030	63,000	63,000
- US$10.48 between February 1, 2021 and February 1, 2031	—	200,000
- Time-based restricted share units	81,325	193,625
- Performance-based restricted share units	185,000	185,000
Mark H. N. Corrigan
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$21.03 between September 4, 2019 and September 4, 2024	21,000	21,000
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	21,000
Christian O. Henry
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	18,000	—
- US$18.10 between August 10, 2017 and August 10, 2022	9,000	9,000
- US$46.70 between August 13, 2018 and August 13, 2023	9,000	9,000
- US$20.34 between August 15, 2019 and August 15, 2024	10,500	10,500
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	42,000
Peter Kolchinsky
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	9,000	—
- US$18.10 between August 10, 2017 and August 10, 2022	9,000	9,000
- US$46.70 between August 13, 2018 and August 13, 2023	9,000	9,000
- US$20.34 between August 15, 2019 and August 15, 2024	10,500	10,500
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	42,000

4

Wave Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2021

Name of director and corporation in which interests are held	Holdings as of January 1, 2021	Holdings as of December 31, 2021
Aik Na Tan
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$9.13 between August 18, 2020 and August 18, 2025	21,000	21,000
- US$5.97 between August 16, 2021 and August 16, 2026	—	21,000
Adrian Rawcliffe
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$28.80 between February 1, 2017 and February 1, 2022	18,000	18,000
- US$18.10 between August 10, 2017 and August 10, 2022	9,000	9,000
- US$46.70 between August 13, 2018 and August 13, 2023	9,000	9,000
- US$20.34 between August 15, 2019 and August 15, 2024	10,500	10,500
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	42,000
Ken Takanashi
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	9,000	—
- US$18.10 between August 10, 2017 and August 10, 2022	9,000	9,000
- US$46.70 between August 13, 2018 and August 13, 2023	9,000	9,000
- US$20.34 between August 15, 2019 and August 15, 2024	10,500	10,500
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	42,000
Gregory L. Verdine
Wave Life Sciences Ltd.
- Ordinary shares	30,000	30,000
- Options to purchase ordinary shares at:
- US$2.48 between March 10, 2015 and March 10, 2025	266,402	266,402
- US$36.43 between November 10, 2016 and November 10, 2021	9,000	—
- US$18.10 between August 10, 2017 and August 10, 2022	9,000	9,000
- US$46.70 between August 13, 2018 and August 13, 2023	9,000	9,000
- US$20.34 between August 15, 2019 and August 15, 2024	10,500	10,500
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	42,000
Heidi L. Wagner
Wave Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$21.03 between September 4, 2019 and September 4, 2024	21,000	21,000
- US$9.13 between August 18, 2020 and August 18, 2025	10,500	10,500
- US$5.97 between August 16, 2021 and August 16, 2026	—	21,000

Except as disclosed in this statement, no director who held office at the end of the financial year had interests in shares, debentures, warrants or share options of Wave Life Sciences Ltd., or of its related corporations, either at the beginning of the financial year, or date of appointment to this board of directors, if later, or at the end of the financial year.

Except as disclosed in Note 7 to the consolidated financial statements, there were no unissued shares of Wave Life Sciences Ltd. or its subsidiaries under options granted by Wave Life Sciences Ltd. or its subsidiaries as of the end of the financial year.

5

Wave Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2021

Auditors

KPMG LLP were re-appointed as auditors of Wave Life Sciences Ltd. on August 10, 2021. The auditors, KPMG LLP, have indicated their willingness to accept re-appointment.

On behalf of the board of directors,

/s/ Christian O. Henry
Christian O. Henry
Director

/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
Director

6

KPMG LLP 16 Raffles Quay #22-00 Hong Leong Building Singapore 048581	Telephone +65 6213 3388 Fax +65 6225 0984 Internet www.kpmg.com.sg

Independent auditors’ report

Members of the Company

Wave Life Sciences Ltd. and its subsidiaries

Report on the audit of the financial statements

Qualified opinion

We have audited the accompanying consolidated financial statements of Wave Life Sciences Ltd. and its subsidiaries (the “Company”) and the supplementary financial information of Wave Life Sciences Ltd. (the “Parent”), which comprise the balance sheets of the Company and Parent as at December 31, 2021, consolidated statements of operations and comprehensive loss, consolidated statements of series A preferred shares and shareholders’ equity, and consolidated statements of cash flows of the Company for the year then ended, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages F-1 to F-43 (collectively, the “financial statements”).

In our opinion, except for the effects of the matter described in the “Basis for qualified opinion” section of our report, the consolidated financial statements of the Company and the balance sheet of the Parent are properly drawn up in accordance with the provisions of the Companies Act 1967 (the “Act”) and Generally Accepted Accounting Principles of the United States of America (“U.S. GAAP”) (the use of which is approved by the Accounting and Corporate Regulatory Authority of Singapore) so as to give a true and fair view of the financial position of the Company and of the Parent as at December 31, 2021 and of the financial performance, changes in equity and cash flows of the Company for the year ended on that date.

Basis for qualified opinion

U.S. GAAP requires that the Parent prepare consolidated financial statements. The Act requires that supplementary financial information is provided as a part of the Singapore Statutory Financial Statements. In order to comply with the Act’s requirement to present a separate standalone balance sheet of the Parent, the Parent did not consolidate the investments in subsidiaries and instead reported these investments and the balances with subsidiaries as separate lines on the Parent’s standalone balance sheet. Our audit opinion on the financial statements for the year ended December 31, 2020 dated June 25, 2021 also included a modification on the same matter.

We conducted our audit in accordance with Singapore Standards on Auditing (“SSAs”). Our responsibilities under those standards are further described in the “Auditors’ responsibilities for the audit of the financial statements” section of our report. We are independent of the Company in accordance with the Accounting and Corporate Regulatory Authority Code of Professional Conduct and Ethics for Public Accountants and Accounting Entities (“ACRA Code”) together with the ethical requirements that are relevant to our audit of the financial statements in Singapore, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the ACRA Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified opinion.

7

Wave Life Sciences Ltd. and its Subsidiaries

Independent Auditors’ Report

Year ended December 31, 2021

Key audit matters

Key audit matters are those matters that, in our professional judgement, were of most significance in our audit of the financial statements of the current period. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. In addition to the matter described in the “Basis for qualified opinion” section, we have determined the matter described below to be the key audit matter to be communicated in our report.

Evaluation of revenue recognition for certain research and development services

Refer to Note 5 Collaboration Agreements and the accounting policy note on revenue recognition in the consolidated financial statements.

The key audit matter	How the matter was addressed in our audit

As discussed in Notes 2 and 5 to the consolidated financial statements, the Company is party to collaboration agreements which have various obligations, including the requirement to provide research and development (“R&D”) services. The Company recognizes R&D services revenue over time based on a measure of proportional performance using estimated costs or hours. Amounts received by the Company in advance of performance are recorded as a deferred revenue. For the year ended December 31, 2021, the Company recognized revenue of $41.0 million, which related to R&D services performed. In addition, as of December 31, 2021, a portion of the Company’s current and long-term deferred revenue related to R&D services.

We identified the evaluation of revenue recognition for certain R&D services as a key audit matter. Specifically, the estimate of costs to be incurred in satisfying R&D performance obligations was subjective and required significant auditor judgment. Evaluating the estimated effort required to complete R&D services, including the assessment of the nature and complexity of the work to be performed, involved a high degree of auditor judgment.

We selected certain R&D performance obligations and read the underlying contract with the customer, evaluated the determination of the method for measuring progress, and tested management’s estimate of total contract costs to be incurred by (1) comparing management’s prior period estimates to actual cost incurred to assess the reliability of management’s estimate; and (2) inspecting underlying documentation and third party evidence by checking to the actual cost incurred against external invoices, and comparing them to management’s assumptions and inputs; and (3) inquiring of R&D personnel of the Company to evaluate factors impacting the total contract costs to be incurred, including progress to date and the estimate of remaining contract costs.

The above key audit matter applies to both the consolidated financial statements and the supplementary balance sheet.

Other information

Management is responsible for the other information contained in the Singapore Statutory Financial Statements. Other information is defined as all information in the Singapore Statutory Financial Statements other than the

8

Wave Life Sciences Ltd. and its Subsidiaries

Independent Auditors’ Report

Year ended December 31, 2021

financial statements and our auditors’ report thereon. We have obtained all other information, which comprises the directors’ statement, prior to the date of this auditors’ report.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of management and directors for the financial statements

Management is responsible for the preparation of financial statements that give a true and fair view in accordance with the provisions of the Act and U.S. GAAP, and for devising and maintaining a system of internal accounting controls sufficient to provide a reasonable assurance that assets are safeguarded against loss from unauthorised use or disposition; and transactions are properly authorised and that they are recorded as necessary to permit the preparation of true and fair financial statements and to maintain accountability of assets.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

The directors are responsible for overseeing the Company’s financial reporting process.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with SSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with SSAs, we exercise professional judgement and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal controls.

•

Obtain an understanding of internal controls relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

9

Wave Life Sciences Ltd. and its Subsidiaries

Independent Auditors’ Report

Year ended December 31, 2021

•

Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Company to cease to continue as a going concern.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

•

Obtain sufficient appropriate audit evidence regarding the financial information of the entities or business activities within the Company to express an opinion on the consolidated financial statements. We are responsible for the direction, supervision and performance of the company audit. We remain solely responsible for our audit opinion.

We communicate with the directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal controls that we identify during our audit.

We also provide the directors with a statement that we have complied with relevant ethical requirements regarding independence, and communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

From the matters communicated with the directors, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditors’ report unless the law or regulations preclude public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Report on other legal and regulatory requirements

In our opinion, the accounting and other records required by the Act to be kept by the Parent have been properly kept in accordance with the provisions of the Act.

The engagement partner on the audit resulting in this independent auditors’ report is Malcolm Ramsay.

/s/ KPMG LLP

KPMG LLP

Public Accountants and

Chartered Accountants

Singapore

May 20, 2022

10

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

WAVE LIFE SCIENCES LTD.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$150,564	$184,497
Current portion of accounts receivable	—	30,000
Prepaid expenses	6,584	10,434
Other current assets	5,416	5,111

Total current assets	162,564	230,042
Long-term assets:
Property and equipment, net	22,266	29,198
Operating lease right-of-use assets	18,378	16,232
Restricted cash	3,651	3,651
Other assets	148	115

Total long-term assets	44,443	49,196

Total assets	$207,007	$279,238

Liabilities, Series A preferred shares and shareholders’ equity
Current liabilities:
Accounts payable	$7,281	$13,795
Accrued expenses and other current liabilities	14,861	11,971
Current portion of deferred revenue	37,098	91,560
Current portion of operating lease liability	4,961	3,714

Total current liabilities	64,201	121,040
Long-term liabilities:
Deferred revenue, net of current portion	77,479	41,481
Operating lease liability, net of current portion	24,955	25,591
Other liabilities	—	474

Total long-term liabilities	102,434	67,546

Total liabilities	$166,635	$188,586

Series A preferred shares, no par value; 3,901,348 shares issued and outstanding at December 31, 2021 and 2020	$7,874	$7,874

Shareholders’ equity:
Ordinary shares, no par value; 59,841,116 and 48,778,678 shares issued and outstanding at December 31, 2021 and 2020, respectively	749,851	694,085
Additional paid-in capital	87,980	71,573
Accumulated other comprehensive income	181	389
Accumulated deficit	(805,514)	(683,269)

Total shareholders’ equity	32,498	82,778

Total liabilities, Series A preferred shares and shareholders’ equity	$207,007	$279,238

The accompanying notes are an integral part of the consolidated financial statements.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share amounts)

	For the Year Ended December 31,
	2021	2020
Revenue	$40,964	$20,077

Operating expenses:
Research and development	121,875	130,944
General and administrative	46,105	42,510

Total operating expenses	167,980	173,454

Loss from operations	(127,016)	(153,377)
Other income, net:
Dividend income and interest income, net	30	568
Other income, net	4,537	2,058

Total other income, net	4,567	2,626

Loss before income taxes	(122,449)	(150,751)
Income tax benefit	204	841

Net loss	$(122,245)	$(149,910)

Net loss per share attributable to ordinary shareholders—basic and diluted	$(2.36)	$(3.82)

Weighted-average ordinary shares used in computing net loss per share attributable to ordinary shareholders—basic and diluted	51,825,566	39,227,618

Other comprehensive income (loss):
Net loss	$(122,245)	$(149,910)
Foreign currency translation	(208)	122

Comprehensive loss	(122,453)	(149,788)

The accompanying notes are an integral part of the consolidated financial statements.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF SERIES A PREFERRED SHARES AND SHAREHOLDERS’ EQUITY

(In thousands, except share amounts)

	Series A Preferred Shares		Ordinary Shares		Additional Paid-In- Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount	Shares	Amount
Balance at December 31, 2019	3,901,348	$7,874	34,340,690	$539,547	$57,277	$267	$(533,359)	$63,732
Issuance of ordinary shares, net of offering costs	—	—	8,333,334	93,744	—	—	—	93,744
Issuance of ordinary shares pursuant to the at-the-market equity program, net			5,583,022	59,882	—	—	—	59,882
Share-based compensation	—	—	—	—	14,296	—	—	14,296
Vesting of RSUs	—	—	208,123	—	—	—	—	—
Option exercises	—	—	288,270	741	—	—	—	741
Issuance of ordinary shares under the ESPP			25,239	171	—	—	—	171
Other comprehensive income	—	—	—	—	—	122	—	122
Net loss	—	—	—	—	—	—	(149,910)	(149,910)

Balance at December 31, 2020	3,901,348	$7,874	48,778,678	$694,085	$71,573	$389	$(683,269)	$82,778

Issuance of ordinary shares pursuant to the at-the-market equity program, net	—	—	10,740,915	54,908	—	—	—	54,908
Share-based compensation	—	—	—	—	16,407	—	—	16,407
Vesting of RSUs	—	—	177,279	—	—	—	—	—
Option exercises	—	—	51,957	250	—	—	—	250
Issuance of ordinary shares under the ESPP	—	—	92,287	608	—	—	—	608
Other comprehensive loss	—	—	—	—	—	(208)	—	(208)
Net loss	—	—	—	—	—	—	(122,245)	(122,245)

Balance at December 31, 2021	3,901,348	$7,874	59,841,116	$749,851	$87,980	$181	$(805,514)	$32,498

The accompanying notes are an integral part of the consolidated financial statements.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Year Ended December 31,
	2021	2020
Cash flows from operating activities
Net loss	$(122,245)	$(149,910)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of right-of-use assets	2,352	1,869
Depreciation of property and equipment	7,483	8,114
Share-based compensation expense	16,407	14,296
Changes in operating assets and liabilities:
Accounts receivable	30,000	20,000
Prepaid expenses	3,850	(808)
Other assets	(338)	14,121
Accounts payable	(6,567)	5,117
Accrued expenses and other current liabilities	2,890	(4,214)
Deferred revenue	(18,464)	(20,077)
Operating lease liabilities	(3,887)	(3,243)
Other non-current liabilities	(474)	(1,247)

Net cash used in operating activities	(88,993)	(115,982)

Cash flows from investing activities
Purchases of property and equipment	(560)	(1,338)

Net cash used in investing activities	(560)	(1,338)

Cash flows from financing activities
Proceeds from issuance of ordinary shares, net of offering costs	—	93,744
Proceeds from issuance of ordinary shares pursuant to the at-the-market equity program, net	54,970	59,882
Proceeds from the exercise of share options	250	741
Proceeds from the ESPP	608	171

Net cash provided by financing activities	55,828	154,538

Effect of foreign exchange rates on cash	(208)	122

Net increase (decrease) in cash, cash equivalents and restricted cash	(33,933)	37,340
Cash, cash equivalents and restricted cash, beginning of period	188,148	150,808

Cash, cash equivalents and restricted cash, end of period	$154,215	$188,148

Supplemental disclosure of cash flow information:
Increase in operating lease right-of-use assets and lease liabilities related to new lease	$4,498	$—

The accompanying notes are an integral part of the consolidated financial statements.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Wave Life Sciences Ltd.

Notes to Consolidated Financial Statements

1. THE COMPANY

Organization

Wave Life Sciences Ltd. (together with its subsidiaries, “Wave” or the “Company”) is a clinical-stage genetic medicines company committed to delivering life-changing treatments for people battling devastating diseases. Using PRISM, Wave’s proprietary discovery and drug development platform that enables the precise design, optimization and production of novel stereopure oligonucleotides. Wave has built a genetic toolkit comprised of multiple therapeutic modalities, including RNase-H mediated silencing, RNAi, splicing, and RNA base editing, all of which leverage learnings and optimizations from the PRISM platform and allows Wave to design built-for-purpose molecules to optimally address disease biology.

The Company was incorporated in Singapore on July 23, 2012 and has its principal U.S. office in Cambridge, Massachusetts. The Company was incorporated with the purpose of combining two commonly held companies, Wave Life Sciences USA, Inc. (“Wave USA”), a Delaware corporation (formerly Ontorii, Inc.), and Wave Life Sciences Japan, Inc. (“Wave Japan”), a company organized under the laws of Japan (formerly Chiralgen., Ltd.), which occurred on September 13, 2012. On May 31, 2016, Wave Life Sciences Ireland Limited (“Wave Ireland”) was formed as a wholly-owned subsidiary of Wave Life Sciences Ltd. On April 3, 2017, Wave Life Sciences UK Limited (“Wave UK”) was formed as a wholly-owned subsidiary of Wave Life Sciences Ltd.

The Company’s primary activities since inception have been developing and evolving PRISM to design, develop and commercialize oligonucleotide therapeutics, advancing the Company’s differentiated neurology portfolio, as well as exploring other therapeutic areas of interest, building the Company’s research, development and manufacturing capabilities, advancing programs into the clinic, furthering clinical development of such clinical-stage programs, building the Company’s intellectual property, and assuring adequate capital to support these activities.

Liquidity

Since its inception, the Company has not generated any product revenue and has incurred recurring net losses. To date, the Company has primarily funded its operations through private placements of debt and equity securities, public offerings of its ordinary shares and collaborations with third parties. Until the Company can generate significant revenue from product sales, if ever, the Company expects to continue to finance operations through a combination of public or private equity or debt financings or other sources, which may include collaborations with third parties. Adequate additional financing may not be available to the Company on acceptable terms, or at all. The inability to raise capital as and when needed would have a negative impact on the Company’s financial condition and ability to pursue its business strategy.

As of December 31, 2021, the Company had cash and cash equivalents of $150.6 million. The Company expects that its existing cash and cash equivalents will be sufficient to fund its operations for at least the next twelve months. The Company has based this expectation on assumptions that may prove to be incorrect, and the Company may use its available capital resources sooner than it currently expects. If the Company’s anticipated operating results are not achieved in future periods, planned expenditures may need to be further reduced in order to extend the time period over which the then-available resources would be able to fund the Company’s operations. In addition, the Company may elect to raise additional funds before it needs them if the conditions for raising capital are favorable due to market conditions or strategic considerations, even if the Company expects it has sufficient funds for its current or future operating plans.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Risks and Uncertainties

The Company is subject to risks common to companies in the biotechnology industry including, but not limited to, new technological innovations, protection of proprietary technology, maintaining internal manufacturing capabilities, dependence on key personnel, compliance with government regulations and the need to obtain additional financing. The Company’s therapeutic programs will require significant additional research and development efforts, including extensive preclinical and clinical testing and regulatory approval, prior to commercialization of any product candidates. These efforts require significant amounts of additional capital, adequate personnel infrastructure and extensive compliance-reporting capabilities. There can be no assurance that the Company’s research and development efforts will be successful, that adequate protection for the Company’s intellectual property will be obtained, that any products developed will obtain necessary government regulatory approval or that any approved products will be commercially viable. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will generate significant revenue from product sales. The Company operates in an environment of rapid change in technology and substantial competition from pharmaceutical and biotechnology companies.

Basis of Presentation

The Company has prepared the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) and in U.S. dollars.

2. SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid securities with original final maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents are comprised of funds in money market accounts.

Principles of Consolidation

The Company’s consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting periods. Significant estimates and assumptions reflected in these consolidated financial statements include the assumptions used to determine the fair value of share-based awards, the Company’s revenue recognition policy, particularly, (a) assessing the number of performance obligations; (b) determining the transaction price; (c) allocating the transaction price to the performance obligations in the contract; and (d) determining the pattern over which performance obligations are satisfied, including estimates to complete performance obligations, the evaluation of progress to completion of external research and development costs which can result in prepaid or accrued expenses related to the Company’s contract research organizations (“CROs”) and contract manufacturing organizations (“CMOs”), the valuation allowance required for the Company’s deferred tax assets, determining uncertain tax positions and the related liabilities, and estimating refundable tax credits. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Actual results could differ from the Company’s estimates.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Segment Data

The Company manages its operations as a single segment for the purposes of assessing performance and making operating decisions. The Company’s singular focus is on developing its proprietary discovery and drug development platform, PRISM, to develop and commercialize a broad pipeline of nucleic acid-based therapeutics, or oligonucleotides.

Going Concern

At each reporting period, the Company evaluates whether there are conditions or events that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Company is required to make certain additional disclosures if it concludes substantial doubt exists and it is not alleviated by the Company’s plans or when its plans alleviate substantial doubt about the Company’s ability to continue as a going concern. The Company’s evaluation entails analyzing prospective operating budgets and forecasts for expectations of the Company’s cash needs and comparing those needs to the current cash and cash equivalent balance.

Foreign Currency Translation

The functional currency is the U.S. dollar for all of the Company’s entities aside from Wave Japan, which has the Japanese Yen as its functional currency. Assets and liabilities of Wave Japan are translated at period end exchange rates while revenues and expenses of Wave Japan are translated at average exchange rates for the period. Net unrealized gains and losses from foreign currency translation are reflected as other comprehensive income (loss) within the consolidated statements of Series A preferred shares and shareholders’ equity and the consolidated statements of operations and comprehensive loss. Gains and losses on foreign currency transactions are included in the consolidated statements of operations and comprehensive loss within other income, net.

Fair Value of Financial Instruments

The Company is required to disclose information on all assets and liabilities reported at fair value that enables an assessment of the inputs used in determining the reported fair values. The fair value hierarchy is a hierarchy of inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the financial instrument and are developed based on the information available in the circumstances. The fair value hierarchy applies only to the valuation inputs used in determining the reported fair value of the investments and is not a measure of the investment credit quality. The hierarchy defines three levels of valuation inputs:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets.

Level 2—Quoted prices for similar assets, or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes investments valued at quoted prices adjusted for legal or contractual restrictions specific to the security.

Level 3—Pricing inputs are unobservable for the asset, that is, inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset. Level 3 includes private investments that are supported by little or no market activity.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Cash, cash equivalents and restricted cash are Level 1 assets which are comprised of funds held in checking and money market accounts. Cash, cash equivalents and restricted cash were recorded at fair value as of December 31, 2021 and 2020, totaling $154.2 million and $188.1 million, respectively. The carrying amounts of accounts payable and accrued expenses approximate their fair values due to their short-term maturities. Accounts receivable relate to the Company’s collaboration agreements.

Concentration of Credit Risk

Cash and cash equivalents are financial instruments that potentially subject the Company to concentration of credit risk. The Company uses several financial institutions to maintain its cash and cash equivalents, all of which are high quality, accredited financial institutions and, accordingly, such funds are subject to minimal credit risk. The Company has not experienced any losses in such accounts and management believes that the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. The Company has no financial instruments with off-balance sheet risk of loss.

Restricted Cash

Restricted cash consists primarily of cash placed in separate restricted bank accounts as required under the terms of the Company’s lease agreements for its Cambridge, Massachusetts and Lexington, Massachusetts facilities (refer to Note 8). As of December 31, 2021 and 2020, the Company had $3.7 million of restricted cash, of which $1.0 million related to the Cambridge facility and the remainder related to the Lexington facility.

Property and Equipment

Property and equipment, which consists primarily of equipment, furniture, software and leasehold improvements, are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives of the assets:

Equipment, Furniture and Software	3-7 years
Leasehold Improvements	Shorter of asset life or lease term

Depreciation begins at the time the asset is placed in service. Maintenance and repairs are charged to operations as incurred. Upon retirement or sale, the cost of the disposed asset and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the consolidated statements of operations and comprehensive loss.

Impairment of Long-Lived Assets

Long-lived assets consist of property and equipment. Long-lived assets are reviewed for impairment whenever events or other changes in circumstances indicate that the carrying amount may not be recoverable. Certain factors may exist or events may occur that indicate that impairment exists including, but not limited to, the following: significant underperformance relative to historical or projected future operating results; significant changes in the manner of use of the underlying assets; and significant adverse industry or market economic trends.

When performing the impairment assessment for long-lived assets, the Company compares the carrying value of such assets to the estimated undiscounted future net cash flows expected from the use of the assets and their eventual disposition. In the event that the carrying value of the assets is determined to be unrecoverable, the Company would estimate the fair value of the assets and record an impairment charge for the excess of the carrying value over the fair value.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”).

This standard applies to all contracts with customers, except for contracts that are within the scope of other standards, such as leases, insurance, and financial instruments. Under ASC 606, an entity recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of ASC 606, the entity performs the following five-step analysis: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company only applies the five-step analysis to contracts when it is probable that the entity will collect the consideration to which it is entitled in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses the goods or services promised within each contract, determines those that are performance obligations, and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

The Company has entered into collaboration agreements for research, development, and commercial services, under which the Company licenses certain rights to its product candidates to third parties. The terms of these arrangements typically include payment to the Company of one or more of the following: non-refundable, upfront license fees; reimbursement of certain costs; customer option exercise fees; development, regulatory and commercial milestone payments; and royalties on net sales of licensed products. Any variable consideration is constrained and, therefore, the cumulative revenue associated with this consideration is not recognized until it is deemed not to be at significant risk of reversal.

In determining the appropriate amount of revenue to be recognized as the Company fulfills its obligations under each of its agreements for which the collaboration partner is also a customer, the Company performs the following steps: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Company satisfies each performance obligation. As part of the accounting for these arrangements, the Company must use significant judgment to determine: (a) the number of performance obligations based on the determination under step (ii) above; (b) the transaction price under step (iii) above; and (c) the timing of satisfaction of performance obligations as a measure of progress in step (v) above. The Company uses significant judgment to determine whether milestones or other variable consideration, except for royalties, should be included in the transaction price as described further below. The transaction price is allocated to the optional goods and services the Company expects to provide. The Company uses estimates to determine the timing of satisfaction of performance obligations.

Amounts received prior to being recognized as revenue are recorded as deferred revenue. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified as current portion of deferred revenue in the accompanying consolidated balance sheets. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, net of current portion.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Licenses of intellectual property: In assessing whether a promise or performance obligation is distinct from the other promises, the Company considers factors such as the research, development, manufacturing and commercialization capabilities of the customer and the availability of the associated expertise in the general marketplace. In addition, the Company considers whether the customer can benefit from a promise for its intended purpose without the receipt of the remaining promise, whether the value of the promise is dependent on the unsatisfied promise, whether there are other vendors that could provide the remaining promise, and whether it is separately identifiable from the remaining promise. For licenses that are combined with other promises, the Company utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. The Company evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Research and development services: If an arrangement is determined to contain a promise or obligation for the Company to perform research and development services, the Company must determine whether these services are distinct from other promises in the arrangement. In assessing whether the services are distinct from the other promises, the Company considers the capabilities of the customer to perform these same services. In addition, the Company considers whether the customer can benefit from a promise for its intended purpose without the receipt of the remaining promise, whether the value of the promise is dependent on the unsatisfied promise, whether there are other vendors that could provide the remaining promise, and whether it is separately identifiable from the remaining promise. For research and development services that are combined with other promises, the Company utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. The Company evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Customer options: If an arrangement is determined to contain customer options that allow the customer to acquire additional goods or services, the goods and services underlying the customer options are not considered to be performance obligations at the outset of the arrangement, as they are contingent upon option exercise. The Company evaluates the customer options for material rights, that is, the option to acquire additional goods or services for free or at a discount. If the customer options are determined to represent a material right, the material right is recognized as a separate performance obligation at the outset of the arrangement. The Company allocates the transaction price to material rights based on the standalone selling price. As a practical alternative to estimating the standalone selling price when the goods or services are both (i) similar to the original goods and services in the contract and (ii) provided in accordance with the terms of the original contract, the Company allocates the total amount of consideration expected to be received from the customer to the total goods or services expected to be provided to the customer. Amounts allocated to any material right are not recognized as revenue until the option is exercised and the performance obligation is satisfied.

Milestone payments: At the inception of each arrangement that includes milestone payments, the Company evaluates whether a significant reversal of cumulative revenue provided in conjunction with achieving the milestones is probable, and estimates the amount to be included in the transaction price using the most likely amount method. If it is probable that a significant reversal of cumulative revenue would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of the Company or the licensee, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. For other milestones, the Company evaluates factors such as the scientific, clinical, regulatory, commercial, and other risks that must be overcome to achieve the particular milestone in making this

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

assessment. There is considerable judgment involved in determining whether it is probable that a significant reversal of cumulative revenue would not occur. At the end of each subsequent reporting period, the Company reevaluates the probability of achievement of all milestones subject to constraint and, if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.

Royalties: For arrangements that include sales-based royalties, including milestone payments based on a level of sales, and the license is deemed to be the predominant item to which the royalties relate, the Company recognizes revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). To date, the Company has not recognized any royalty revenue resulting from any of its licensing arrangements.

Contract costs: The Company recognizes as an asset the incremental costs of obtaining a contract with a customer if the costs are expected to be recovered. As a practical expedient, the Company recognizes the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that it otherwise would have recognized is one year or less. To date, the Company has not incurred any incremental costs of obtaining a contract with a customer.

Research and Development Expenses

Research and development expenses are expensed as incurred. External development costs are recognized based on an evaluation of the progress to completion of specific tasks. Payments for these activities are based on the terms of the individual agreements, which may differ from the pattern of costs incurred, and are reflected in the accompanying consolidated balance sheets as prepaid or accrued expenses.

License Agreements and Patent Costs

Costs associated with licenses of technology and patent costs are expensed as incurred and are generally included in research and development expense in the consolidated statements of operations and comprehensive loss.

Refundable Tax Credits

The Company is eligible for refundable tax credits with tax authorities for certain qualified operating expenses. The Company recognizes refundable tax credits when there is reasonable assurance that the Company will comply with the requirements of the refundable tax credit and that the refundable tax credit will be received. Refundable tax credits are recorded as income and classified in other income, net in the consolidated statements of operations and comprehensive loss.

Net Loss per Share

Basic net loss per share is computed using the weighted-average number of ordinary shares outstanding during the period. Diluted net loss per share is computed using the sum of the weighted-average number of ordinary shares outstanding during the period and, if dilutive, the weighted-average number of potential ordinary shares, including the assumed exercise of share options.

The Company applies the two-class method to calculate its basic and diluted net loss per share attributable to ordinary shareholders, as its Series A preferred shares are participating securities. The two-class method is an earnings allocation formula that treats a participating security as having rights to earnings that otherwise would

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

have been available to ordinary shareholders. However, for the periods presented, the two-class method does not impact the net loss per ordinary share as the Company was in a net loss position for each of the periods presented and holders of Series A preferred shares do not participate in losses.

The Company’s Series A preferred shares contractually entitle the holders of such shares to participate in dividends but do not contractually require the holders of such shares to participate in losses of the Company. Accordingly, for periods in which the Company reports a net loss attributable to ordinary shareholders, diluted net loss per share attributable to ordinary shareholders is the same as basic net loss per share attributable to ordinary shareholders, since dilutive ordinary shares are not assumed to have been issued if their effect is anti-dilutive.

Share-Based Compensation

The Company measures and recognizes share-based compensation expense, for both employee and director option awards, based on the grant date fair value of the awards. The Company calculates the fair value of restricted share unit awards based on the grant date fair value of the underlying ordinary shares. The Company recognizes share-based compensation expense on a straight-line basis over the requisite service period of the awards, which is generally the vesting period. The Company accounts for forfeitures as they occur.

The Company determines the fair value of share-based awards granted to non-employees as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. All equity instruments issued to non-employees as consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued. These awards are recorded in expense and additional paid-in capital in shareholders’ equity over the applicable service periods based on the fair value of the options at the end of each period. The Company accounts for the expense from share-based awards to non-employees by re-measuring the awards at fair value over the vesting period.

The Company classifies share-based compensation expense in its consolidated statements of operations and comprehensive loss in the same manner in which the award recipient’s compensation costs are classified or in which the award recipient’s service payments are classified.

The fair value of each share option grant was determined using the methods and assumptions discussed below. These inputs are generally subjective and require significant judgment and estimation by management.

•

Fair Value of Ordinary Shares The fair value of the ordinary shares underlying the Company’s share-based awards is based on the closing price of the Company’s ordinary shares as reported by the Nasdaq Global Market on the date of grant.

•

Expected Term The expected term of share options represents the weighted-average period that the share options are expected to remain outstanding. The Company estimated the expected term using the simplified method, which is an average of the contractual term of the option and the vesting period.

•

Expected Volatility Since there was limited historical data for the Company’s ordinary shares and limited company-specific historical volatility through the third quarter of 2021, the Company determined the share price volatility for options granted based on an analysis of the volatility used by a peer group of publicly traded companies. In evaluating similarity, the Company considers factors such as industry, stage of life cycle and size. Beginning in the fourth quarter of 2021, the Company had sufficient historical volatility data for its ordinary shares and as such no longer relies on an analysis of the volatility from a peer group to calculate expected volatility.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

•

Risk-free Interest Rate The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of the grant for zero-coupon U.S. Treasury notes with remaining terms similar to the expected term of the options.

•	Dividend Rate The expected dividend was assumed to be zero as the Company has never paid dividends and has no current plans to do so.

Income Taxes

The Company accounts for income taxes using an asset and liability approach, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the consolidated financial statements but have not been reflected in taxable income. A valuation allowance is established to reduce deferred tax assets to their estimated realizable value. Therefore, the Company provides a valuation allowance to the extent that it is more likely than not that all or a portion of the deferred tax assets will not be realized in the future.

The Company accounts for uncertainty in income taxes recognized in the financial statements by applying a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination by the tax authorities. If the tax position is deemed more-likely-than-not to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. The provision for income taxes includes the effects of any resulting tax reserves, or unrecognized tax benefits, that are considered appropriate as well as the related net interest and penalties. The Company recognizes interest and penalties related to uncertain tax positions in the income tax provision on the consolidated statements of operations and comprehensive loss.

The Company has certain service arrangements in place between its U.S., Japan, U.K. and Singapore entities, which include transfer pricing assumptions. The determination of the appropriate level of transfer pricing requires judgment based on transfer pricing analyses of comparable companies. The Company monitors the nature of its service arrangements for changes in its operations as well as economic conditions. The Company also periodically reviews the transfer pricing analyses for changes in the composition in the pool of comparable companies as well as the related ongoing results of the comparable companies.

Leases

The Company accounts for leases in accordance with ASC Topic 842, Leases (“ASC 842”). At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present in the arrangement. Most leases with a term greater than one year are recognized on the balance sheet as right-of-use assets and short-term and long-term lease liabilities, as applicable. The Company typically only includes an initial lease term in its assessment of a lease arrangement. Options to renew a lease are not included in the Company’s assessment unless there is reasonable certainty that the Company will renew the lease. The Company monitors its plans to renew its leases on a quarterly basis.

Certain lease agreements include rental payments that are adjusted periodically for inflation or other variables. In addition to rent, the leases may require the Company to pay additional amounts for taxes, insurance, maintenance, or other expenses, which are generally referred to as non-lease components. Such adjustments to rental payments and variable non-lease components are treated as variable lease payments and recognized in the

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

period in which the obligation for these payments are incurred. Variable lease components and variable non-lease components are not measured as part of the right-of-use asset and lease liability. Only when lease components and their associated non-lease components are fixed are they accounted for as a single lease component and are recognized as part of a right-of-use asset and lease liability. Total contract consideration is allocated to the combined fixed lease and non-lease component. This policy election applies consistently to all asset classes under lease agreements.

Operating lease liabilities and their corresponding right-of-use assets are recorded based on the present value of lease payments over the expected remaining lease term. Certain adjustments to the right-of-use asset may be required for items such as incentives received. The interest rate implicit in lease contracts is typically not readily determinable. As a result, the Company utilizes its incremental borrowing rate, which reflects the fixed rate at which the Company could borrow on a collateralized basis the amount of the lease payments in the same currency, for a similar term, in a similar economic environment.

Recently Adopted Accounting Pronouncements

In December 2019, the Financial Accounting Standards Board finalized Accounting Standards Update No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 eliminates certain exceptions in Accounting Standards Codification (“ASC”) 740 and generally simplifies existing guidance. The new guidance is effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years, but may be adopted earlier by entities. The Company adopted ASU 2019-12 as of January 1, 2021 and it did not have an impact on the Company’s consolidated financial statements.

3. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of the following:

	December 31,
	2021	2020
	(in thousands)
Furniture and equipment	$25,657	$25,418
Software	817	684
Leasehold improvements	27,994	27,912
Fixed assets in progress	28	78

Total	54,496	54,092
Less accumulated depreciation	(32,230)	(24,894)

Property and equipment, net	$22,266	$29,198

Substantially all of the Company’s long-lived assets were located in the United States as of December 31, 2021 and 2020.

Depreciation expense was $7.5 million and $8.1 million for the years ended December 31, 2021 and 2020, respectively.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

4. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	December 31,
	2021	2020
	(in thousands)
Accrued compensation	$10,181	$9,003
Accrued expenses related to CROs and CMOs	3,571	2,143
Accrued expenses and other current liabilities	1,109	825

Total accrued expenses and other current liabilities	$14,861	$11,971

5. COLLABORATION AGREEMENTS

Pfizer Collaboration and Equity Agreements

In May 2016, the Company entered into a Research, License and Option Agreement (as amended in November 2017, the “Pfizer Collaboration Agreement”) with Pfizer Inc. (“Pfizer”). The research term for the Pfizer Collaboration Agreement commenced in May 2016 and ended by its original terms in May 2020. Pursuant to the terms of the Pfizer Collaboration Agreement, the Company and Pfizer agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs, each directed at a genetically-defined hepatic target selected by Pfizer (the “Pfizer Collaboration”). The Company received $10.0 million as an upfront license fee under the Pfizer Collaboration Agreement. Subject to option exercises by Pfizer, the Company was entitled to earn potential research, development and commercial milestone payments.

Simultaneously with the entry into the Pfizer Collaboration Agreement, the Company entered into a Share Purchase Agreement (the “Pfizer Equity Agreement,” and together with the Pfizer Collaboration Agreement, the “Pfizer Agreements”) with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer (the “Pfizer Affiliate”). Pursuant to the terms of the Pfizer Equity Agreement, the Pfizer Affiliate purchased 1,875,000 of the Company’s ordinary shares (the “Shares”) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. The Company did not incur any material costs in connection with the issuance of the Shares.

Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during a four-year research term, which ended by its original terms in May 2020. During the research term, the Company was responsible to use its commercially reasonable efforts to advance up to five programs through to the selection of clinical candidates. Pfizer nominated two hepatic targets upon entry into the Pfizer Collaboration in May 2016. The Pfizer Collaboration Agreement provided Pfizer with options to nominate up to three additional programs by making nomination milestone payments. Pfizer nominated the third, fourth and fifth hepatic targets in August 2016, March 2018 and April 2018, respectively.

During the research term that ran from May 2016 to May 2020, the Company recognized revenue of $18.5 million under the Pfizer Collaboration Agreement. During the year ended December 31, 2020, the Company recognized revenue of $1.5 million under the Pfizer Collaboration Agreement. During the year ended December 31, 2021, no revenue was recognized under the Pfizer Collaboration Agreement, as it ended by its original terms in May 2020.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Takeda Collaboration and Equity Agreements

In February 2018, Wave USA and Wave UK entered into a global strategic collaboration (the “Takeda Collaboration”) with Takeda Pharmaceutical Company Limited (“Takeda”), pursuant to which Wave USA, Wave UK and Takeda agreed to collaborate on the research, development and commercialization of oligonucleotide therapeutics for disorders of the Central Nervous System (“CNS”). The Takeda Collaboration provides the Company with at least $230.0 million in committed cash and Takeda with the option to co-develop and co-commercialize the Company’s CNS development programs in (1) Huntington’s disease (“HD”); (2) amyotrophic lateral sclerosis (“ALS”) and frontotemporal dementia (“FTD”); and (3) the Company’s discovery-stage program targeting ATXN3 for the treatment of spinocerebellar ataxia 3 (“SCA3”) (collectively, “Category 1 Programs”). In addition, Takeda Collaboration provided Takeda the right to exclusively license multiple preclinical programs for CNS disorders, including Alzheimer’s disease and Parkinson’s disease (collectively, “Category 2 Programs”). In April 2018, the Takeda Collaboration became effective and Takeda paid the Company $110.0 million as an upfront payment. Takeda also agreed to fund the Company’s research and preclinical activities in the amount of $60.0 million during the four-year research term and to reimburse the Company for any collaboration-budgeted research and preclinical expenses incurred by Wave that exceed that amount.

Simultaneously with Wave USA and Wave UK’s entry into the collaboration and license agreement with Takeda (the “Takeda Collaboration Agreement”), the Company entered into a share purchase agreement with Takeda (the “Takeda Equity Agreement,” and together with the Takeda Collaboration Agreement, the “Takeda Agreements”) pursuant to which it agreed to sell to Takeda 1,096,892 of its ordinary shares at a purchase price of $54.70 per share. In April 2018, the Company closed the Takeda Equity Agreement and received aggregate cash proceeds of $60.0 million. The Company did not incur any material costs in connection with the issuance of shares.

With respect to Category 1 Programs, the Company will be responsible for researching and developing products and companion diagnostics for Category 1 Programs through completion of the first proof of mechanism study for such products. Takeda will have an exclusive option for each target and all associated products and companion diagnostics for such target, which it may exercise at any time through completion of the proof of mechanism study. If Takeda exercises this option, the Company will receive an opt-in payment and will lead manufacturing and joint clinical co-development activities and Takeda will lead joint co-commercial activities in the United States and all commercial activities outside of the United States. Global costs and potential profits will be shared 50:50 and the Company will be eligible to receive development and commercial milestone payments. In addition to its 50% profit share, the Company is eligible to receive option exercise fees and development and commercial milestone payments for each of the Category 1 Programs.

With respect to Category 2 Programs, the Company granted Takeda the right to exclusively license multiple preclinical programs during a four-year research term (subject to limited extension for programs that were initiated prior to the expiration of the research term, in accordance with the Takeda Collaboration Agreement) (“Category 2 Research Term”). During that term, the Takeda Collaboration provided that the parties may collaborate on preclinical programs for up to six targets at any one time. The Company was responsible for researching and preclinically developing products and companion diagnostics directed to the agreed upon targets through completion of Investigational New Drug application (“IND”)-enabling studies in the first major market country. Thereafter, Takeda would have an exclusive worldwide license to develop and commercialize products and companion diagnostics directed to such targets, subject to the Company’s retained rights to lead manufacturing activities for products directed to such targets. Takeda agreed to fund the Company’s research and preclinical activities in the amount of $60.0 million during the research term and reimburse the Company for any

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

collaboration-budgeted research and preclinical expenses incurred by the Company that exceeded that amount. The Company was also eligible to receive tiered high single-digit to mid-teen royalties on Takeda’s global commercial sales of products from each Category 2 Program.

Under the Takeda Collaboration Agreement, each party granted to the other party specific intellectual property licenses to enable the other party to perform its obligations and exercise its rights under the Takeda Collaboration Agreement, including license grants to enable each party to conduct research, development and commercialization activities pursuant to the terms of the Takeda Collaboration Agreement.

The term of the Takeda Collaboration Agreement commenced on April 2, 2018 and, unless terminated earlier, will continue until the date on which: (i) with respect to each Category 1 Program target for which Takeda does not exercise its option, the expiration or termination of the development program with respect to such target; (ii) with respect to each Category 1 Program target for which Takeda exercises its option, the date on which neither party is researching, developing or manufacturing any products or companion diagnostics directed to such target; or (iii) with respect to each Category 2 Program target, the date on which royalties are no longer payable with respect to products directed to such target.

Takeda may terminate the Takeda Collaboration Agreement for convenience on 180 days’ notice, in its entirety or on a target-by-target basis. Subject to certain exceptions, each party has the right to terminate the Takeda Collaboration Agreement on a target-by-target basis if the other party, or a third party related to such party, challenges the patentability, enforceability or validity of any patents within the licensed technology that cover any product or companion diagnostic that is subject to the Takeda Collaboration Agreement. In the event of any material breach of the Takeda Collaboration Agreement by a party, subject to cure rights, the other party may terminate the Takeda Collaboration Agreement in its entirety if the breach relates to all targets or on a target-by-target basis if the breach relates to a specific target. In the event that Takeda and its affiliates cease development, manufacturing and commercialization activities with respect to compounds or products subject to the Takeda Collaboration Agreement and directed to a particular target, the Company may terminate the Takeda Collaboration Agreement with respect to such target. Either party may terminate the Takeda Collaboration Agreement for the other party’s insolvency. In certain termination circumstances, the Company would receive a license from Takeda to continue researching, developing and manufacturing certain products, and companion diagnostics.

The Takeda Collaboration is managed by a joint steering committee in which both parties are represented equally. The joint steering committee is tasked with overseeing the scientific progression of each Category 1 Program and, prior to the Amendment (discussed below), the Category 2 Programs.

The Company assessed this arrangement in accordance with ASC 606 and concluded that the contract counterparty, Takeda, is a customer for Category 1 Programs prior to Takeda exercising its option, and for Category 2 Programs during the Category 2 Research Term. The Company identified the following material promises under the arrangement: (1) the non-exclusive, royalty-free research and development license for each Category 1 Program; (2) the research and development services for each Category 1 Program through completion of the first proof of mechanism study; (3) the exclusive option to license, co-develop and co-commercialize each Category 1 Program; (4) the right to exclusively license the Category 2 Programs; and (5) the research and preclinical development services of the Category 2 Programs through completion of IND-enabling studies. The research and development services for each Category 1 Program were determined to not be distinct from the research and development license and should therefore be combined into a single performance obligation for each Category 1 Program. The research and preclinical development services for the Category 2 Programs were determined to not be distinct from the exclusive licenses for the Category 2 Programs and should therefore were combined into a single performance obligation.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Additionally, the Company determined that the exclusive option for each Category 1 Program was priced at a discount and, as such, provide material rights to Takeda, representing three separate performance obligations. Based on these assessments, the Company identified seven performance obligations in the Takeda Collaboration Agreement: (1) research and development services through completion of the first proof of mechanism and non-exclusive research and development license for HD; (2) research and development services through completion of the first proof of mechanism and non-exclusive research and development license for ALS and FTD; (3) research and development services through completion of the first proof of mechanism and non-exclusive research and development license for SCA3; (4) the material right provided for the exclusive option to license, co-develop and co-commercialize HD; (5) the material right provided for the exclusive option to license, co-develop and co-commercialize ALS and FTD; (6) the material right provided for the exclusive option to license, co-develop and co-commercialize SCA3; and (7) the research and preclinical development services and right to exclusively license the Category 2 Programs.

At the outset of the arrangement, the transaction price included the $110.0 million upfront consideration received and the $60.0 million of committed research and preclinical funding for the Category 2 Programs. The Company determined that the Takeda Collaboration Agreement did not contain a significant financing component. The option exercise fees to license, co-develop and co-commercialize each Category 1 Program that may be received are excluded from the transaction price until each customer option is exercised. The potential milestone payments were excluded from the transaction price, as all milestone amounts were fully constrained at the inception of the Takeda Collaboration Agreement. The Company will reevaluate the transaction price at the end of each reporting period and, as uncertain events are resolved or other changes in circumstances occur, if necessary, will adjust its estimate of the transaction price.

The Company allocated the transaction price to the performance obligations on a relative standalone selling price basis. For the performance obligations associated with the research and development services through completion of the first proof of mechanism and non-exclusive research and development license for HD; the research and development services through completion of the first proof of mechanism and non-exclusive research and development license for ALS and FTD; the research and development services through completion of the first proof of mechanism and non-exclusive research and development license for SCA3; and the research and preclinical development services and right to exclusively license the Category 2 Programs, the Company determined the standalone selling price using estimates of the costs to perform the research and development services, including expected internal and external costs for services and supplies, adjusted to reflect a profit margin. The total estimated cost of the research and development services reflected the nature of the services to be performed and the Company’s best estimate of the length of time required to perform the services. For the performance obligations associated with the material right provided for the exclusive option to license, co-develop and co-commercialize HD; the material right provided for the exclusive option to license, co-develop and co-commercialize ALS and FTD; and the material right provided for the exclusive option to license, co-develop and co-commercialize SCA3, the Company estimated the standalone fair value of the option to license each Category 1 Program utilizing an adjusted market assessment approach, and determined that any standalone fair value in excess of the amounts to be paid by Takeda associated with each option represented a material right.

Revenue associated with the research and development services for each Category 1 Program performance obligation is being recognized as the research and development services are provided using an input method, according to the costs incurred on each Category 1 Program and the total costs expected to be incurred to satisfy each Category 1 Program performance obligation. Prior to the Amendment described below, revenue associated with the research and preclinical development services for the Category 2 Programs performance obligation was recognized as the research and preclinical development services that were provided using an input method,

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

according to the costs incurred on Category 2 Programs and the total costs expected to be incurred to satisfy the performance obligation. The amount allocated to the material right for each Category 1 Program option will be recognized on the date that Takeda exercises each respective option, or immediately as each option expires unexercised. The amounts received that have not yet been recognized as revenue are recorded in deferred revenue on the Company’s consolidated balance sheet.

On October 15, 2021, Wave USA, Wave UK and Takeda entered into the Second Amendment to the Takeda Collaboration Agreement (the “Amendment”), which discontinued the Category 2 component of the Takeda Collaboration. The Category 1 Programs under the Collaboration Agreement remain in effect and are unchanged by the Amendment. Pursuant to the Amendment, Takeda agreed to pay the Company an additional $22.5 million as full payment for reimbursable Category 2 Programs collaboration-budgeted research and preclinical expenses. The Company received this payment from Takeda related to the Category 2 component and recognized the full amount as collaboration revenue in the current year. During the year ended December 31, 2021, in addition to the revenue recognized related to the Amendment, the Company recognized another $18.5 million of collaboration revenue related to services pertaining to the Category 1 Programs and Category 2 Programs.

During the years ended December 31, 2021 and 2020, the Company recognized revenue of $41.0 million and $18.6 million, respectively, under the Takeda Collaboration Agreement in the Company’s consolidated statements of operations and comprehensive loss. Through December 31, 2021, the Company had recognized revenue of $77.9 million under the Takeda Collaboration Agreement as collaboration revenue in the Company’s consolidated statements of operations and comprehensive loss.

The aggregate amount of the transaction price allocated to the Company’s unsatisfied and partially unsatisfied performance obligations and recorded in deferred revenue as of December 31, 2021 and 2020, was $114.6 million and $133.0 million, respectively. The amounts included in current liabilities as of December 31, 2021 and 2020, were $37.1 million and $91.6 million, respectively. The amounts included in long-term liabilities as of December 31, 2021 and 2020, were $77.5 million and approximately $41.5 million, respectively. The increase in the long-term portion of deferred revenue was due to an increase in the period over which certain Category 1 Program performance obligations are expected to be satisfied, this led to a corresponding decrease to the current portion of deferred revenue as of December 31, 2021. Additionally, the current portion of deferred revenue decreased from December 31, 2020 to December 31, 2021 due to revenue recognized during the year ended December 31, 2021. The Company expects to recognize revenue for the portion of the deferred revenue that relates to the research and development services for each Category 1 Program as costs are incurred over the remaining research term. The Company expects to recognize revenue for the portion of the deferred revenue that relates to the material right for each Category 1 Program option upon Takeda’s exercise of such option, or immediately as each option expires unexercised.

6. SHARE CAPITAL

The following represents the Company’s financing transactions during the years ended December 31, 2021 and 2020:

•

In September 2020, the Company closed a follow-on underwritten public offering of 8,333,334 ordinary shares at a purchase price of $12.00 per share for gross proceeds of $100.0 million (the “September 2020 Offering”). The net proceeds to the Company from the September 2020 Offering were $93.7 million, after deducting underwriting discounts and commissions and offering expenses.

•	The Company entered into an open market sales agreement with Jefferies LLC in May 2019, as amended in March 2020, for its at-the-market equity program. During the year ended December 31,

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

2020, the Company sold 5,583,022 ordinary shares under its at-the-market equity program for aggregate net proceeds of $59.9 million, after deducting commissions and offering expenses. During the year ended December 31, 2021, the Company sold 10,740,915 ordinary shares under its at-the-market equity program for aggregate net proceeds of $54.9 million after deducting commissions and offering expenses.

Features of the Series A Preferred Shares and Ordinary Shares

The Series A preferred shares and ordinary shares have no par value and there is no concept of authorized share capital under Singapore law. The Series A preferred shares are not redeemable and have no entitlement to dividends.

Voting

The holders of Series A preferred shares are not entitled to vote on any of the matters proposed to shareholders, other than as specified in the Company’s Constitution. The holders of ordinary shares are entitled to one vote for each ordinary share held at all meetings of shareholders and written actions in lieu of meetings.

Dividends

All dividends, if any, shall be declared and paid pro rata according to the number of ordinary shares held by each member entitled to receive dividends. The Company’s board of directors may deduct from any dividend all sums of money presently payable by the member to the Company on account of calls.

Liquidation

In the event of a liquidation, dissolution or winding up of, or a return of capital by the Company, the ordinary shares will rank equally with the Series A preferred shares after the payment of the liquidation preference of an aggregate of approximately $10 thousand for Series A preferred shares.

7. SHARE-BASED COMPENSATION

The Wave Life Sciences Ltd. 2021 Equity Incentive Plan (the “2021 Plan”) was approved by the Company’s shareholders and went into effect on August 10, 2021. The 2021 Plan serves as the successor to the Wave Life Sciences Ltd. 2014 Equity Incentive Plan, as amended (the “2014 Plan”), such that outstanding awards granted under the 2014 Plan continue to be governed by the terms of the 2014 Plan, but no awards may be made under the 2014 Plan after August 10, 2021. The aggregate number of ordinary shares authorized for issuance of awards under the 2021 Plan is 5,450,000 ordinary shares, plus the number of ordinary shares underlying any awards under the 2014 Plan that are forfeited, cancelled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after August 10, 2021.

The 2021 Plan authorizes (and the 2014 Plan previously authorized) the board of directors or a committee of the board of directors to, among other things, grant non-qualified share options, restricted awards, which include restricted shares and restricted share units (“RSUs”), and performance awards to eligible employees and directors of the Company. The Company accounts for grants to its board of directors as grants to employees.

As of December 31, 2021, 3,132,882 ordinary shares remained available for future grant under the 2021 Plan. In accordance with Nasdaq Listing Rule 5635(c)(4), the board of directors or a committee of the board may also issue inducement grants outside of the 2021 Plan, material to an individual’s entering into employment with the Company.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

Share option activity is summarized as follows:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)(1)
Outstanding as of January 1, 2021	3,873,395	$15.67
Granted	3,674,016	5.56
Exercised	(51,957)	4.80
Forfeited or cancelled	(537,294)	18.11

Outstanding as of December 31, 2021	6,958,160	$10.22	7.03	$677

Options exercisable as of December 31, 2021	3,052,144	$15.60	4.34	$677

(1)

The aggregate intrinsic value of options is calculated as the difference between the exercise price of the share options and the fair value of the Company’s ordinary shares for those share options that had exercise prices lower than the fair value of the ordinary shares as of the end of the period.

Options generally vest over periods of one to four years, and options that are forfeited or cancelled are available to be granted again. The contractual life of options is generally five or ten years from the grant date.

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to employees during the period were as follows:

	For the Year Ended December 31,
	2021	2020
Risk-free interest rate	0.42% – 1.34%	0.19% – 0.84%
Expected term (in years)	3.0 – 6.1	3.0 – 6.1
Expected volatility	71% – 86%	69% – 74%
Expected dividend yield	0%	0%

There were no options granted to non-employees during the years ended December 31, 2021 and 2020.

RSU activity for the year ended December 31, 2021 is summarized as follows:

	RSUs	Average Grant Date Fair Value (in dollars per share)
Outstanding as of January 1, 2021	1,180,215	$41.57
Granted	1,140,434	9.86
Vested	(177,279)	36.81
Forfeited	(268,020)	19.10

RSUs Outstanding at December 31, 2021	1,875,350	$25.95

RSUs can be time-based or performance-based. Vesting of the performance-based RSUs is contingent on the occurrence of certain regulatory or commercial milestones. In March 2021, the Compensation Committee

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

approved an amendment and restatement of the Company’s outstanding 2019 performance-based RSUs to add an additional milestone to the existing milestones. In 2021, the Company also granted performance-based RSUs with the same terms to certain employees who did not receive the 2019 performance-based RSUs. The Company did not recognize expense in 2021 or 2020 related to the performance-based RSUs as the related milestones were not considered probable of achievement.

RSUs that are forfeited are available to be granted again. Of the RSUs granted during the year ended December 31, 2021, 969,534 were time-based RSUs and 170,900 were performance-based RSUs. Of the RSUs outstanding at December 31, 2021, 1,072,357 are time-based RSUs and 802,993 are performance-based RSUs. Time-based RSUs generally vest over periods of one to four years.

As of December 31, 2021, the unrecognized compensation cost related to outstanding options was $10.6 million. The unrecognized compensation cost related to outstanding options is expected to be recognized over a weighted-average period of approximately 2.4 years. For the years ended December 31, 2021 and 2020, the weighted-average grant date fair value per granted option was $3.48 and $5.07, respectively. The aggregate fair value of options that vested during the years ended December 31, 2021 and 2020 was $5.7 million and $9.6 million, respectively. The unrecognized compensation costs related to outstanding time-based RSUs was $9.0 million as of December 31, 2021, and is expected to be recognized over a weighted-average period of approximately 1.4 years. The total fair value of RSUs vested during the years ended December 31, 2021 and 2020 was $1.7 million and $1.6 million, respectively.

Employee Share Purchase Plan

The Wave Life Sciences Ltd. Employee Share Purchase Plan (“ESPP”) allows all full-time and certain part-time employees to purchase the Company’s ordinary shares at a discount to fair market value. Eligible employees may enroll in a six-month offering period beginning every January 15th and July 15th. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company’s ordinary shares on the first business day or the last business day of an offering period. Eligible employees who elected to participate in the ESPP were able to participate in the ESPP for the first time beginning on January 15, 2020. During the year ended December 31, 2021, 92,287 ordinary shares were issued under the ESPP. As of December 31, 2021, there were 882,474 ordinary shares available for issuance under the ESPP.

Share-based compensation expense for the years ended December 31, 2021 and 2020 is classified as operating expenses in the consolidated statements of operations and comprehensive loss as follows:

	For the Year Ended December 31,
	2021	2020
	(in thousands)
Research and development expenses	$7,267	$6,779
General and administrative expenses	9,140	7,517

Total share-based compensation expense	$16,407	$14,296

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

8. LEASES

Lease Arrangements

The Company enters into lease arrangements for its facilities. A summary of the arrangements is as follows:

Operating Leases

On September 26, 2016, and as amended on December 31, 2016, the Company entered into a 10 year and 9-month lease, which includes two successive five-year renewal options, for its facility in Lexington, Massachusetts, which the Company uses primarily for its current good manufacturing practices (“cGMP”) manufacturing, as well as for additional laboratory and office space. Throughout the term of the lease, the Company is responsible for paying certain costs and expenses, in addition to the rent, as specified in the lease, including a proportionate share of applicable taxes, operating expenses and utilities. As required under the terms of the lease agreement, the Company has placed restricted cash of approximately $2.7 million in a separate bank account as of December 31, 2021 and 2020.

In April 2015, the Company entered into a lease agreement for an office and laboratory facility in Cambridge, Massachusetts (the “Cambridge Lease”), which commenced in October 2015 with a term of 7.5 years with a five-year renewal option to extend the lease. Throughout the term of the lease, the Company is responsible for paying certain costs and expenses, in addition to the rent, as specified in the lease, including a proportionate share of applicable taxes, operating expenses and utilities. As required under the terms of the lease agreement, the Company has placed restricted cash of $1.0 million in a separate bank account as of December 31, 2021 and 2020.

In December 2020, the Company exercised its option under the Cambridge Lease to lease the additional office and laboratory space at the existing facility. The combined space constitutes the entire building. The lease for the additional space commenced on October 1, 2021, with a term of five years and is considered a separate lease from the Cambridge Lease. On the commencement date, the Company utilized the operating lease classification and recorded a right-of-use asset and corresponding operating lease liability of $4.5 million and began recognizing straight-line rent expense under ASC 842. Throughout the term of the lease, the Company is responsible for paying certain costs and expenses, in addition to the rent, as specified in the lease, including a proportionate share of applicable taxes, operating expenses and utilities.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

The following table contains a summary of the lease costs recognized under ASC 842 and other information pertaining to the Company’s operating leases for the years ended December 31, 2021 and 2020:

	For the Year Ended December 31,
	2021	2020
	(in thousands)
Lease cost
Operating lease cost	$4,742	$4,472
Variable lease cost	2,150	1,982

Total lease cost	$6,892	$6,454

Other information
Operating cash flows used for operating leases	$6,275	$5,846
Increase in operating right-of-use assets	$4,498	$—
Operating lease liabilities arising from obtaining right-of-use assets	$4,498	$—
Weighted average remaining lease term	5.5 years	6.4 years
Weighted average discount rate	8.4%	8.5%

Future minimum lease payments under the Company’s non-cancelable operating leases as of December 31, 2021, are as follows:

As of December 31, 2021
(in thousands)
2022	7,226
2023	6,292
2024	6,089
2025	6,272
2026	6,165
Thereafter	5,466

Total lease payments	$37,510
Less: imputed interest	(7,594)

Total operating lease liabilities	$29,916

9. COMMITMENTS AND CONTINGENCIES

Unasserted Claims

In the ordinary course of business, the Company may be subject to legal proceedings, claims and litigation as the Company operates in an industry susceptible to patent and other legal claims. The Company accounts for estimated losses with respect to legal proceedings and claims when such losses are probable and estimable. Legal costs associated with these matters are expensed when incurred. The Company is not currently a party to any material legal proceedings.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

10. NET LOSS PER ORDINARY SHARE

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding:

	Year Ended December 31,
	2021	2020
	(in thousands except share and per share data)
Numerator:
Net loss attributable to ordinary shareholders	$(122,245)	$(149,910)

Denominator:
Weighted-average ordinary shares outstanding	51,825,566	39,227,618

Net loss per share, basic and diluted	$(2.36)	$(3.82)

The Company’s potentially dilutive shares, which include outstanding share options to purchase ordinary shares and restricted share units, are considered to be ordinary share equivalents and are only included in the calculation of diluted net loss per share when their effect is dilutive.

The following potential ordinary shares, presented based on amounts outstanding at each period end, were excluded from the calculation of diluted net loss per share attributable to ordinary shareholders for the periods indicated because including them would have had an anti-dilutive effect:

	As of December 31,
	2021	2020
Options to purchase ordinary shares	6,958,160	3,873,395
RSUs	1,875,350	1,180,215
Series A preferred shares	3,901,348	3,901,348

11. INCOME TAXES

The components of loss before income taxes were as follows:

	Year Ended December 31,
	2021	2020
	(in thousands)
Singapore	$(10,842)	$(9,931)
Rest of world	(111,607)	(140,820)

Loss before income taxes	$(122,449)	$(150,751)

During the years ended December 31, 2021 and 2020, the Company recorded an income tax benefit of $0.2 million and $0.8 million, respectively, which was primarily due to the release of a portion of the Company’s uncertain tax positions as a result of a lapse in the statute of limitations.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

The components of the benefit for income taxes were as follows:

	Year Ended December 31,
	2021	2020
	(in thousands)
Current benefit, net for income taxes:
Singapore	$—	$—
Rest of world	204	841

Total current benefit, net for income taxes	$204	$841

Deferred benefit, net for income taxes:
Singapore	$—	$—
Rest of world	—	—

Total deferred benefit, net for income taxes	$—	$—

Total benefit, net for income taxes	$204	$841

A reconciliation of the Singapore statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2021	2020
Singapore statutory income tax rate	17.0%	17.0%
Federal and state tax credits	5.1	5.4
Permanent differences	(2.6)	(2.4)
Changes in reserves for uncertain tax positions	(2.1)	(1.3)
Foreign rate differential	6.3	6.1
Tax rate change	12.5	2.6
Other	(1.1)	(1.2)
Change in deferred tax asset valuation allowance	(34.9)	(25.6)

Effective income tax rate	0.2%	0.6%

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

The components of the Company’s deferred tax assets and liabilities as of December 31, 2021 and 2020 are as follows:

	December 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$170,997	$133,841
Federal and state tax credits	40,163	36,151
Share-based compensation	7,194	5,880
Accumulated amortization	872	962
Operating lease liabilities	8,173	8,006
Deferred revenue	13,546	13,956
Other	2,351	1,146

Total deferred tax assets	243,296	199,942
Valuation allowance	(238,170)	(195,381)

Net deferred tax assets	5,126	4,561
Deferred tax liabilities:
Operating lease right-of-use assets	(5,021)	(4,435)
Accumulated depreciation	(98)	(117)
Other	(7)	(9)

Total deferred tax liabilities	(5,126)	(4,561)

Net deferred tax assets (liabilities)	$—	$—

A roll-forward of the valuation allowance for the years ended December 31, 2021 and 2020 is as follows:

	Year Ended December 31,
	2021	2020
	(in thousands)
Balance at beginning of year	$195,381	$156,680
Increase in valuation allowance	42,886	38,653
Effect of foreign currency translation	(97)	48

Balance at end of year	$238,170	$195,381

As of December 31, 2021, the Company had federal net operating loss carryforwards in the United States of $275.0 million, $274.2 million of which may be available to offset future income tax liabilities indefinitely, while $0.8 million of carryforwards that were in existence as of December 31, 2017 may offset future income tax liabilities up through 2037. As of December 31, 2021, the Company had state net operating loss carryforwards of $266.4 million that will begin to expire in 2038. As of December 31, 2021 and 2020, the Company had U.S. federal research and development tax credit carryforwards of approximately $12.8 million and $10.3 million, respectively, available to offset future U.S. federal income taxes and will begin to expire in 2031. As of December 31, 2021 and 2020, the Company had state research and development tax credit carryforwards of approximately $9.1 million and $7.4 million, respectively, available to offset future state income taxes and will begin to expire in 2032, and state investment tax credit carryforwards of $0.2 million and $0.7 million, respectively, that will begin to expire in 2022. As of December 31, 2021, the Company had a U.S. orphan drug credit carryforward of $20.1 million that will begin to expire in 2037.

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

As of December 31, 2021 and 2020, the Company had net operating loss carryforwards in Japan of $2.7 million and $3.0 million, respectively, which may be available to offset future income tax liabilities and begin to expire in 2023.

As of December 31, 2021 and 2020, the Company had net operating loss carryforwards in Singapore of $189.2 million and $179.3 million, respectively, which may be available to offset future income tax liabilities and can be carried forward indefinitely.

As of December 31, 2021 and 2020, the Company had net operating loss carryforwards in the United Kingdom of $254.3 million and $233.3 million, respectively, which may be available to offset future income tax liabilities and can be carried forward indefinitely.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets. As of December 31, 2021, management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets in all jurisdictions. Accordingly, a full valuation allowance has been established against those deferred tax assets as of December 31, 2021.

The valuation allowance increased by approximately $42.8 million in 2021 and $38.7 million in 2020 primarily as a result of operating losses generated with no corresponding financial statement benefit. The Company may release this valuation allowance when management determines that it is more-likely-than-not that the deferred tax assets will be realized. Any release of valuation allowance will be recorded as a tax benefit either increasing net income or decreasing net loss.

The Company’s reserves related to taxes and its accounting for uncertain tax positions are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more-likely-than-not to be realized following resolution of any potential contingencies present related to the tax benefit.

A summary of activity in the Company’s unrecognized tax benefits is as follows:

	2021	2020
	(in thousands)
Unrecognized tax benefit at the beginning of the year	$18,416	$16,682
Tax positions related to prior years	(56)	(310)
Tax positions related to statute lapse	(575)	(313)
Tax positions related to the current year	2,079	2,357

Unrecognized tax benefit at the end of the year	$19,864	$18,416

As of December 31, 2021 and 2020, the total amount of gross unrecognized tax benefits, which excludes interest and penalties, was $19.9 million and $18.4 million, respectively. At December 31, 2021, none of the net unrecognized tax benefits would affect the Company’s annual effective tax rate if recognized.

The Company files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by various tax authorities in the United States, Japan, Singapore and the United Kingdom. Tax years from 2018 to the present are still open to

Wave Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2021

examination in the United States, from 2016 to the present in Japan, from 2016 to the present in Singapore and from 2020 to the present in the United Kingdom. To the extent that the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the tax authorities to the extent utilized in a future period.

As of December 31, 2021 and 2020, $21.1 million and $61.0 million, respectively, of cash was held by the subsidiaries outside of Singapore. The Company does not provide for Singapore income tax or foreign withholding taxes on foreign unrepatriated earnings, as the Company intends to permanently reinvest undistributed earnings in its foreign subsidiaries. If the Company decides to change this assertion in the future to repatriate any additional foreign earnings, the Company may be required to accrue and pay taxes. Because of the complexity of Singapore and foreign tax rules applicable to the distribution of earnings from foreign subsidiaries to Singapore, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

Utilization of the net operating loss carryforwards and research and development tax credit carryforwards in the United States may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the shares of a corporation by more than 50% over a three-year period. In 2018 and 2020, the Company completed studies to assess whether an ownership change had occurred or whether there have been multiple ownership changes since its formation. The results of the 2018 study indicated that the Company experienced an ownership change as defined by Section 382 of the Code. Based on the results of the 2018 study, management had determined that the limitations will not have a material impact on the Company’s ability to utilize its net operating losses and research and development credit carryforwards to offset future tax liabilities. The results of the 2020 study indicated that the Company did not experience an ownership change since the 2018 study. Should an ownership change have occurred after December 31, 2020 or occur in the future, the Company’s ability to utilize its net operating losses and research and development credit carryforwards may be limited.

12. EMPLOYEE BENEFIT PLANS

The Company has a 401(k) retirement and savings plan (the “401(k) Plan”) covering employees of Wave USA. The 401(k) Plan allows employees to make contributions up to the maximum allowable amount set by the Internal Revenue Service. Under the 401(k) Plan, the Company may make discretionary contributions as approved by the board of directors. The Company made contributions of $1.0 million and $0.9 million in the years ended December 31, 2021 and 2020, respectively.

13. RELATED PARTIES

The Company had the following related party transactions for the periods presented in the accompanying consolidated financial statements:

•

In 2012, the Company entered into a consulting agreement for scientific advisory services with Dr. Gregory L. Verdine, one of the Company’s founders and a member of the Company’s board of directors. The consulting agreement does not have a specific term and may be terminated by either party upon 14 days’ prior written notice. Pursuant to the consulting agreement, the Company pays Dr. Verdine approximately $13 thousand per month, plus reimbursement for certain expenses.

Wave Life Sciences Ltd. and its Subsidiaries

Supplementary Financial Information

Year ended December 31, 2021

Supplementary Financial Information of Wave Life Sciences Ltd. (Parent Company)

WAVE LIFE SCIENCES LTD.

BALANCE SHEETS

(In thousands, except share amounts)

	December 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$129,481	$123,473
Intercompany accounts receivable	62	561
Prepaid expenses	1,593	1,779
Other current assets	2	3

Total current assets	131,138	125,816
Long-term assets:
Investment in subsidiary—Wave USA	—	—
Investment in subsidiary—Wave UK	—	—
Investment in subsidiary—Wave Japan	2,932	2,921

Total long-term assets	2,932	2,921

Total assets	$134,070	$128,737

Liabilities, Series A preferred shares and shareholders’ equity
Current liabilities:
Accounts payable	$437	$549
Intercompany accounts payable	1,146	1,195
Accrued expenses and other current liabilities	862	838

Total current liabilities	2,445	2,582

Total liabilities	$2,445	$2,582

Series A preferred shares, no par value; 3,901,348 shares issued and outstanding at December 31, 2021 and 2020	$7,874	$7,874

Shareholders’ equity:
Ordinary shares, no par value; 59,841,116 and 48,778,678 shares issued and outstanding at December 31, 2021 and 2020, respectively	749,851	694,085
Additional paid-in capital	13,324	12,789
Accumulated deficit	(639,424)	(588,593)

Total shareholders’ equity	123,751	118,281

Total liabilities, Series A preferred shares and shareholders’ equity	$134,070	$128,737

The accompanying notes are an integral part of the supplementary financial information.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

1. DOMICILE AND ACTIVITIES

Wave Life Sciences Ltd. (the “Parent”), formerly Wave Life Sciences Pte. Ltd., registration number 201218209G, is a company incorporated in the Republic of Singapore on July 23, 2012. The Parent’s registered office is located at 7 Straits View #12-00, Marina One East Tower, Singapore 018936. The Parent was incorporated with the purpose of combining two commonly held companies, Wave Life Sciences USA, Inc. (“Wave USA”), a Delaware corporation (formerly Ontorii, Inc.), and Wave Life Sciences (Japan) (“Wave Japan”), a company organized under the laws of Japan (formerly Chiralgen., Ltd.), which occurred on September 13, 2012. On May 31, 2016, Wave Life Sciences Ireland Limited (“Wave Ireland”) was formed as a wholly-owned subsidiary of Wave Life Sciences Ltd. On April 3, 2017, Wave Life Sciences UK Limited (“Wave UK”) was formed as a wholly-owned subsidiary of Wave Life Sciences Ltd.

On November 5, 2015, the Parent converted from a Singapore private company limited by shares to a Singapore public company limited by shares. In connection with this conversion, the Parent changed its name from “Wave Life Sciences Pte. Ltd.” to “Wave Life Sciences Ltd.”

Wave Life Sciences Ltd. (together with its subsidiaries, “Wave” or the “Company”) is a clinical-stage genetic medicines company committed to delivering life-changing treatments for people battling devastating diseases. PRISM, Wave’s proprietary discovery and drug development platform, enables the precise design, optimization and production of novel stereopure oligonucleotides. Wave has built a genetic toolkit comprised of multiple therapeutic modalities, including RNase-H mediated silencing, RNAi, splicing, and RNA base editing, all of which leverage learnings and optimizations from the PRISM platform and allows Wave to design built-for-purpose molecules to optimally address disease biology.

The Company’s primary activities since inception have been developing and evolving PRISM to design, develop and commercialize oligonucleotide therapeutics, advancing the Company’s differentiated neurology portfolio, as well as exploring other therapeutic areas of interest, building the Company’s research, development and manufacturing capabilities, advancing programs into the clinic, furthering clinical development of such clinical-stage programs, building the Company’s intellectual property, and assuring adequate capital to support these activities.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

In order to comply with the requirements of the Singapore Companies Act, the Parent must present supplementary balance sheets comprised solely from the standalone accounts of Wave Life Sciences Ltd., the Parent company. This supplementary financial information is presented on page F-30.

The Parent applied to the Accounting and Corporate Regulatory Authority of Singapore (“ACRA”) for an exemption from preparing its 2021 Singapore Statutory Financial Statements in accordance with Singapore Financial Reporting Standards. The Parent applied for this exemption because it is listed on the Nasdaq and therefore is required to prepare its audited annual consolidated financial statements in accordance with the Generally Accepted Accounting Principles of the United States of America (“U.S. GAAP”) in order to maintain its listing on Nasdaq. These U.S. GAAP annual consolidated financial statements (“U.S. GAAP consolidated financials”) were included in the Form 10-K, which was filed with the Securities and Exchange Commission

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

(“SEC”) on March 3, 2022. The Parent received the exemption from ACRA and therefore the Singapore Statutory Financial Statements were prepared in accordance with U.S. GAAP, except as noted in the paragraph entitled “Investment in Subsidiaries.” The U.S. GAAP consolidated financials are included in these Singapore Statutory Financial Statements on pages F-1 to F-29.

Functional and presentation currency

This supplementary financial information is presented in U.S. dollars, which is the Parent’s functional currency.

Investment in Subsidiaries

For the purposes of the supplementary financial information provided as a part of the Singapore Statutory Financial Statements, the Parent did not consolidate its investments in subsidiaries and reported these investments as separate lines in the Parent’s standalone balance sheet. The Parent’s investment in each subsidiary is accounted for by either increasing its initial investment in each subsidiary by that subsidiary’s net income for each financial year or by decreasing its initial investment in each subsidiary by that subsidiary’s net loss for each financial year to the extent of the initial investment of the subsidiary. U.S. GAAP requires that a Parent’s investments in subsidiaries be consolidated.

Cash Equivalents

The Parent considers all highly liquid securities with original final maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents are comprised of funds in money market accounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the supplementary financial information. Significant estimates and assumptions reflected in the supplementary financial information include the assumptions used to determine the fair value of share-based awards, the Parent’s revenue recognition policy, particularly, (a) assessing the number of performance obligations; (b) determining the transaction price; (c) allocating the transaction price to the performance obligations in the contract; and (d) determining the pattern over which performance obligations are satisfied, including estimates to complete performance obligations, and the valuation allowance required for the Parent’s deferred tax assets and determining uncertain tax positions and the related liabilities. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Actual results could differ from the Parent’s estimates.

Going Concern

At each reporting period, the Parent evaluates whether there are conditions or events that raise substantial doubt about the Parent’s ability to continue as a going concern within one year after the date that the financial statements are issued. The Parent is required to make certain additional disclosures if it concludes substantial doubt exists and it is not alleviated by the Parent’s plans or when its plans alleviate substantial doubt about the Parent’s ability to continue as a going concern. The Parent’s evaluation entails analyzing prospective operating budgets and forecasts for expectations of the Parent’s cash needs and comparing those needs to the current cash and cash equivalents balance.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

Fair Value of Financial Instruments

The Parent is required to disclose information on all assets and liabilities reported at fair value that enables an assessment of the inputs used in determining the reported fair values. The fair value hierarchy is a hierarchy of inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instrument based on market data obtained from sources independent of the Parent. Unobservable inputs are inputs that reflect the Parent’s assumptions about the inputs that market participants would use in pricing the financial instrument and are developed based on the information available in the circumstances. The fair value hierarchy applies only to the valuation inputs used in determining the reported fair value of the investments and is not a measure of the investment credit quality. The hierarchy defines three levels of valuation inputs:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets.

Level 2—Quoted prices for similar assets, or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes investments valued at quoted prices adjusted for legal or contractual restrictions specific to the security.

Level 3—Pricing inputs are unobservable for the asset, that is, inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset. Level 3 includes private investments that are supported by little or no market activity.

Cash and cash equivalents are Level 1 assets which are comprised of funds held in checking and money market accounts. Cash and cash equivalents were recorded at fair value as of December 31, 2021 and 2020, totaling $129.5 million and $123.5 million, respectively. The carrying amounts of accounts payable and accrued expenses approximate their fair values due to their short-term maturities. Accounts receivable relate to the Parent’s collaboration agreement.

Given their related party nature, intercompany accounts receivables and intercompany accounts payables were transacted based upon terms and amounts set forth between the Parent and its subsidiaries.

Concentration of Credit Risk

Cash and cash equivalents are financial instruments that potentially subject the Parent to concentration of credit risk. The Parent uses high quality, accredited financial institutions to maintain its cash and cash equivalents and, accordingly, such funds are subject to minimal credit risk. The Parent has not experienced any losses in such accounts and management believes that the Parent is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. The Parent has no financial instruments with off-balance sheet risk of loss.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”).

This standard applies to all contracts with customers, except for contracts that are within the scope of other standards, such as leases, insurance, and financial instruments. Under ASC 606, an entity recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of ASC 606, the entity performs the following five-step analysis: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company only applies the five-step analysis to contracts when it is probable that the entity will collect the consideration to which it is entitled in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, the Company assesses the goods or services promised within each contract, determines those that are performance obligations, and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

The Company has entered into collaboration agreements for research, development, and commercial services, under which the Company licenses certain rights to its product candidates to third parties. The terms of these arrangements typically include payment to the Company of one or more of the following: non-refundable, upfront license fees; reimbursement of certain costs; customer option exercise fees; development, regulatory and commercial milestone payments; and royalties on net sales of licensed products. Any variable consideration is constrained and, therefore, the cumulative revenue associated with this consideration is not recognized until it is deemed not to be at significant risk of reversal.

In determining the appropriate amount of revenue to be recognized as the Parent fulfills its obligations under each of its agreements for which the collaboration partner is also a customer, the Parent performs the following steps: (i) identification of the promised goods or services in the contract; (ii) determination of whether the promised goods or services are performance obligations, including whether they are distinct in the context of the contract; (iii) measurement of the transaction price, including the constraint on variable consideration; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue when (or as) the Parent satisfies each performance obligation. As part of the accounting for these arrangements, the Parent must use significant judgment to determine: (a) the number of performance obligations based on the determination under step (ii) above; (b) the transaction price under step (iii) above; and (c) the timing of satisfaction of performance obligations as a measure of progress in step (v) above. The Parent uses significant judgment to determine whether milestones or other variable consideration, except for royalties, should be included in the transaction price as described further below. The transaction price is allocated to the optional goods and services the Parent expects to provide. The Parent uses estimates to determine the timing of satisfaction of performance obligations.

Amounts received prior to being recognized as revenue are recorded as deferred revenue. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified as current portion of deferred revenue in the accompanying consolidated balance sheets. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, net of current portion.

Licenses of intellectual property: In assessing whether a promise or performance obligation is distinct from the other promises, the Parent considers factors such as the research, development, manufacturing and commercialization capabilities of the customer and the availability of the associated expertise in the general marketplace. In addition, the Parent considers whether the customer can benefit from a promise for its intended purpose without the receipt of the remaining promise, whether the value of the promise is dependent on the unsatisfied promise, whether there are other vendors that could provide the remaining promise, and whether it is

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

separately identifiable from the remaining promise. For licenses that are combined with other promises, the Parent utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. The Parent evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Research and development services: If an arrangement is determined to contain a promise or obligation for the Parent to perform research and development services, the Parent must determine whether these services are distinct from other promises in the arrangement. In assessing whether the services are distinct from the other promises, the Parent considers the capabilities of the customer to perform these same services. In addition, the Parent considers whether the customer can benefit from a promise for its intended purpose without the receipt of the remaining promise, whether the value of the promise is dependent on the unsatisfied promise, whether there are other vendors that could provide the remaining promise, and whether it is separately identifiable from the remaining promise. For research and development services that are combined with other promises, the Parent utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue. The Parent evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Customer options: If an arrangement is determined to contain customer options that allow the customer to acquire additional goods or services, the goods and services underlying the customer options are not considered to be performance obligations at the outset of the arrangement, as they are contingent upon option exercise. The Parent evaluates the customer options for material rights, that is, the option to acquire additional goods or services for free or at a discount. If the customer options are determined to represent a material right, the material right is recognized as a separate performance obligation at the outset of the arrangement. The Parent allocates the transaction price to material rights based on the standalone selling price. As a practical alternative to estimating the standalone selling price when the goods or services are both (i) similar to the original goods and services in the contract and (ii) provided in accordance with the terms of the original contract, the Parent allocates the total amount of consideration expected to be received from the customer to the total goods or services expected to be provided to the customer. Amounts allocated to any material right are not recognized as revenue until the option is exercised and the performance obligation is satisfied.

Milestone payments: At the inception of each arrangement that includes milestone payments, the Parent evaluates whether a significant reversal of cumulative revenue provided in conjunction with achieving the milestones is probable, and estimates the amount to be included in the transaction price using the most likely amount method. If it is probable that a significant reversal of cumulative revenue would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of the Parent or the licensee, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. For other milestones, the Parent evaluates factors such as the scientific, clinical, regulatory, commercial, and other risks that must be overcome to achieve the particular milestone in making this assessment. There is considerable judgment involved in determining whether it is probable that a significant reversal of cumulative revenue would not occur. At the end of each subsequent reporting period, the Parent reevaluates the probability of achievement of all milestones subject to constraint and, if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.

Royalties: For arrangements that include sales-based royalties, including milestone payments based on a level of sales, and the license is deemed to be the predominant item to which the royalties relate, the Parent recognizes

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). To date, the Parent has not recognized any royalty revenue resulting from any of its licensing arrangements.

Contract costs: The Parent recognizes as an asset the incremental costs of obtaining a contract with a customer if the costs are expected to be recovered. As a practical expedient, the Parent recognizes the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that it otherwise would have recognized is one year or less. To date, the Parent has not incurred any incremental costs of obtaining a contract with a customer.

Share-Based Compensation

The Parent measures and recognizes share-based compensation expense, for both employee and director option awards, based on the grant date fair value of the awards. The Parent calculates the fair value of restricted share unit awards based on the grant date fair value of the underlying ordinary shares. The Parent recognizes share-based compensation expense on a straight-line basis over the requisite service period of the awards, which is generally the vesting period. The Company accounts for forfeitures as they occur.

The Parent determines the fair value of share-based awards granted to non-employees as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. All equity instruments issued to non-employees as consideration for goods or services received by the Parent are accounted for based on the fair value of the equity instruments issued. These awards are recorded in expense and additional paid-in capital in shareholders’ equity over the applicable service periods based on the fair value of the options at the end of each period. The Parent accounts for the expense from share-based awards to non-employees by re-measuring the awards at fair value over the vesting period.

The additional paid-in capital presented on the Parent’s supplementary balance sheets only reflects share-based compensation expense for non-employee option awards and share-based compensation expense for option awards granted to non-employee directors, which are accounted for as employee option awards. The remainder of the consolidated share-based compensation expense was recorded by the Parent’s subsidiaries as the expense relates to option awards and restricted share units granted to employees of the subsidiaries.

The fair value of each share option grant was determined using the methods and assumptions discussed below. These inputs are generally subjective and require significant judgment and estimation by management.

•

Fair Value of Ordinary Shares The fair value of the ordinary shares underlying the Company’s share-based awards is based on the closing price of the Parent’s ordinary shares as reported by the Nasdaq Global Market on the date of grant.

•

Expected Term The expected term of share options represents the weighted-average period that the share options are expected to remain outstanding. The Company estimated the expected term using the simplified method, which is an average of the contractual term of the option and the vesting period.

•

Expected Volatility Since there was limited historical data for the Parent’s ordinary shares and limited company-specific historical volatility through the third quarter of 2021, the Company determined the share price volatility for options granted based on an analysis of the volatility used by a peer group of publicly traded companies. In evaluating similarity, the Parent considers factors such as industry, stage of life cycle and size. Beginning in the fourth quarter of 2021, the Parent had sufficient historical volatility data for its ordinary shares and as such no longer relies on an analysis of the volatility from a peer group to calculate expected volatility.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

•

Risk-free Interest Rate The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of the grant for zero-coupon U.S. Treasury notes with remaining terms similar to the expected term of the options.

•	Dividend Rate The expected dividend was assumed to be zero as the Parent has never paid dividends and has no current plans to do so.

Income Taxes

The Parent accounts for income taxes using an asset and liability approach, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the consolidated financial statements but have not been reflected in taxable income. A valuation allowance is established to reduce deferred tax assets to their estimated realizable value. Therefore, the Parent provides a valuation allowance to the extent that it is more likely than not that all or a portion of the deferred tax assets will not be realized in the future.

The Parent accounts for uncertainty in income taxes recognized in the financial statements by applying a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination by the tax authorities. If the tax position is deemed more-likely-than-not to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. The provision for income taxes includes the effects of any resulting tax reserves, or unrecognized tax benefits, that are considered appropriate as well as the related net interest and penalties. The Parent recognizes interest and penalties related to uncertain tax positions in the income tax provision on the consolidated statements of operations and comprehensive loss.

The Parent has certain research and management services agreements in place with Wave USA, its U.S. subsidiary, which include transfer pricing assumptions. The determination of the appropriate level of transfer pricing requires judgment based on transfer pricing analyses of comparable companies. The Parent monitors the nature of its service agreements for changes in its operations as well as economic conditions. The Parent also periodically reviews the transfer pricing analyses for changes in the composition in the pool of comparable companies as well the related ongoing results of the comparable companies.

Unasserted Claims

In the ordinary course of business, the Parent may be subject to legal proceedings, claims and litigation as the Parent operates in an industry susceptible to patent and other legal claims. The Parent accounts for estimated losses with respect to legal proceedings and claims when such losses are probable and estimable. Legal costs associated with these matters are expensed when incurred. The Parent is not currently a party to any material legal proceedings.

3. INTERCOMPANY BALANCES

The intercompany balances presented on the Parent’s balance sheets are the result of intercompany transactions between the Parent and its subsidiaries.

As of December 31, 2021, intercompany accounts receivables totaled $0.1 million and related to amounts due from Wave UK related to the reimbursement of certain expenses that were paid for by the Parent on behalf of Wave UK.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

As of December 31, 2020, intercompany accounts receivables totaled $0.6 million and related to amounts due from Wave USA and Wave UK related to the reimbursement of certain expenses that were paid for by the Parent on behalf of Wave USA and Wave UK, as well as amounts due from Wave USA related to proceeds from the exercise of share options by Wave USA’s employees.

As of December 31, 2021, the intercompany accounts payable totaled $1.1 million and related to amounts due to Wave USA under the intercompany management services agreement, as well as additional amounts due to Wave USA related to the reimbursement of certain expenses that were paid for by Wave USA on behalf of the Parent.

As of December 31, 2020, the intercompany accounts payable totaled $1.2 million and related to amounts due to Wave USA under the intercompany research and management services agreements, as well as additional amounts due to Wave USA related to the reimbursement of certain expenses that were paid for by Wave USA on behalf of the Parent.

4. INCOME TAXES

The components of the Parent’s deferred tax assets and liabilities as of December 31, 2021 and 2020 are as follows:

	December 31, 2021	December 31, 2020
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$33,043	$31,392

Total deferred tax assets	33,043	31,392

Valuation allowance	(33,043)	(31,392)

Net deferred tax assets	—	—
Deferred tax liability:
Other	—	—

Total deferred tax liability	—	—

Net deferred tax asset (liability)	$—	$—

As of December 31, 2021 and 2020, the Parent had net operating loss carryforwards in Singapore of $189.2 million and $179.3 million, respectively, which may be available to offset future income tax liabilities and can be carried forward indefinitely provided the Parent satisfies the shareholdings test for carry-forward losses.

The Parent has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets. As of December 31, 2021, management has considered the Parent’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Parent will not realize the benefits of the deferred tax assets in Singapore. Accordingly, a full valuation allowance has been established against those deferred tax assets as of December 31, 2021.

The valuation allowance increased by approximately $1.7 million in 2021 and $1.4 million in 2020 primarily as a result of operating losses generated with no corresponding financial statement benefit. The Parent may release this valuation allowance when management determines that it is more-likely-than-not that the deferred tax assets will be realized. Any release of valuation allowance will be recorded as a tax benefit increasing net income.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

The Parent files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Parent is subject to examination by various taxing authorities in Singapore. Tax years from 2016 to the present are still open to examination in Singapore.

As of December 31, 2021 and 2020, $21.1 million and $61.0 million, respectively, of cash and cash equivalents was held by the Parent’s subsidiaries outside of Singapore. Additionally, as of December 31, 2021 and December 31, 2020 the Parent’s subsidiaries held restricted cash of $3.7 million outside of Singapore. The Parent does not provide for Singapore income tax or foreign withholding taxes on foreign unrepatriated earnings, as the Parent intends to permanently reinvest undistributed earnings in its foreign subsidiaries. If the Parent decides to change this assertion in the future to repatriate any additional foreign earnings, the Parent may be required to accrue and pay taxes. Because of the complexity of Singapore and foreign tax rules applicable to the distribution of earnings from foreign subsidiaries to Singapore, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

5. COLLABORATION AGREEMENTS

Pfizer Collaboration and Equity Agreements

In May 2016, the Parent entered into a Research, License and Option Agreement (as amended in November 2017, the “Pfizer Collaboration Agreement”) with Pfizer Inc. (“Pfizer”). The research term for the Pfizer Collaboration Agreement commenced in May 2016 and ended by its original terms in May 2020. Pursuant to the terms of the Pfizer Collaboration Agreement, the Parent and Pfizer agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs, each directed at a genetically-defined hepatic target selected by Pfizer (the “Pfizer Collaboration”). The Parent received $10.0 million as an upfront license fee under the Pfizer Collaboration Agreement. Subject to option exercises by Pfizer, the Parent was entitled to earn potential research, development and commercial milestone payments.

Simultaneously with the entry into the Pfizer Collaboration Agreement, the Parent entered into a Share Purchase Agreement (the “Pfizer Equity Agreement,” and together with the Pfizer Collaboration Agreement, the “Pfizer Agreements”) with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer (the “Pfizer Affiliate”). Pursuant to the terms of the Pfizer Equity Agreement, the Pfizer Affiliate purchased 1,875,000 of the Parent’s ordinary shares (the “Shares”) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. The Parent did not incur any material costs in connection with the issuance of the Shares.

Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during a four-year research term, which ended by its original terms in May 2020. During the research term, the Company was responsible to use its commercially reasonable efforts to advance up to five programs through to the selection of clinical candidates. Pfizer nominated two hepatic targets upon entry into the Pfizer Collaboration in May 2016. The Pfizer Collaboration Agreement provided Pfizer with options to nominate up to three additional programs by making nomination milestone payments. Pfizer nominated the third, fourth and fifth hepatic targets in August 2016, March 2018 and April 2018, respectively.

During the research term that ran from May 2016 to May 2020, the Parent recognized revenue of $18.5 million under the Pfizer Collaboration Agreement. During the year ended December 31, 2020, the Parent recognized revenue of $1.5 million under the Pfizer Collaboration Agreement. During the year ended December 31, 2021, no revenue was recognized under the Pfizer Collaboration Agreement, as it ended by its original terms in May 2020.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

Takeda Collaboration and Equity Agreements

In February 2018, Wave USA and Wave UK entered into a global strategic collaboration, as amended in October 2021 (the “Takeda Collaboration”) with Takeda Pharmaceutical Company Limited (“Takeda”), pursuant to which Wave USA, Wave UK and Takeda agreed to collaborate on the research, development and commercialization of oligonucleotide therapeutics for disorders of the Central Nervous System (“CNS”).

Simultaneously with Wave USA and Wave UK’s entry into the collaboration and license agreement with Takeda (the “Takeda Collaboration Agreement”), the Parent entered into a share purchase agreement with Takeda (the “Takeda Equity Agreement,” and together with the Takeda Collaboration Agreement, the “Takeda Agreements”) pursuant to which the Parent agreed to sell to Takeda 1,096,892 of its ordinary shares at a purchase price of $54.70 per share. In April 2018, the Parent closed the Takeda Equity Agreement and received aggregate cash proceeds of $60.0 million. The Parent did not incur any material costs in connection with the issuance of shares.

6. SHARE CAPITAL

The following represents the Parent’s financing transactions during the years ended December 31, 2021 and 2020:

•

In September 2020, the Parent closed a follow-on underwritten public offering of 8,333,334 ordinary shares at a purchase price of $12.00 per share for gross proceeds of $100.0 million (the “September 2020 Offering”). The net proceeds to the Parent from the September 2020 Offering were $93.7 million, after deducting underwriting discounts and commissions and offering expenses.

•

The Parent entered into an open market sales agreement with Jefferies LLC in May 2019, as amended in March 2020, for its at-the-market equity program. During the year ended December 31, 2020, the Parent sold 5,583,022 ordinary shares under its at-the-market equity program for aggregate net proceeds of $59.9 million, after deducting commissions and offering expenses. During the year ended December 31, 2021, the Parent sold 10,740,915 ordinary shares under its at-the-market equity program for aggregate net proceeds of $54.9 million after deducting commissions and offering expenses.

Features of the Series A Preferred Shares and Ordinary Shares

The Series A preferred shares and ordinary shares have no par value and there is no concept of authorized share capital under Singapore law. The Series A preferred shares are not redeemable and have no entitlement to dividends.

Voting

The holders of Series A preferred shares are not entitled to vote on any of the matters proposed to shareholders, other than as specified in the Parent’s Constitution. The holders of ordinary shares are entitled to one vote for each ordinary share held at all meetings of shareholders and written actions in lieu of meetings.

Dividends

All dividends, if any, shall be declared and paid pro rata according to the number of ordinary shares held by each member entitled to receive dividends. The Parent’s board of directors may deduct from any dividend all sums of money presently payable by the member to the Parent on account of calls.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

Liquidation

In the event of a liquidation, dissolution or winding up of, or a return of capital by the Parent, the ordinary shares will rank equally with the Series A preferred shares after the payment of the liquidation preference of an aggregate of approximately $10 thousand for Series A preferred shares.

7. SHARE-BASED COMPENSATION

The Wave Life Sciences Ltd. 2021 Equity Incentive Plan (the “2021 Plan”) was approved by the Parent’s shareholders and went into effect on August 10, 2021. The 2021 Plan serves as the successor to the Wave Life Sciences Ltd. 2014 Equity Incentive Plan, as amended (the “2014 Plan”), such that outstanding awards granted under the 2014 Plan continue to be governed by the terms of the 2014 Plan, but no awards may be made under the 2014 Plan after August 10, 2021. The aggregate number of ordinary shares authorized for issuance of awards under the 2021 Plan is 5,450,000 ordinary shares, plus the number of ordinary shares underlying any awards under the 2014 Plan that are forfeited, cancelled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after August 10, 2021.

The 2021 Plan authorizes (and the 2014 Plan previously authorized) the board of directors or a committee of the board of directors to, among other things, grant non-qualified share options, restricted awards, which include restricted shares and restricted share units (“RSUs”), and performance awards to eligible employees and directors of the Company. The Parent accounts for grants to its board of directors as grants to employees.

As of December 31, 2021, 3,132,882 ordinary shares remained available for future grant under the 2021 Plan. In accordance with Nasdaq Listing Rule 5635(c)(4), the board of directors or a committee of the board may also issue inducement grants outside of the 2021 Plan, material to an individual’s entering into employment with the Company.

Share option activity is summarized as follows:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)(1)
Outstanding as of January 1, 2021	3,873,395	$15.67
Granted	3,674,016	5.56
Exercised	(51,957)	4.80
Forfeited or cancelled	(537,294)	18.11

Outstanding as of December 31, 2021	6,958,160	$10.22	7.03	$677

Options exercisable as of December 31, 2021	3,052,144	$15.60	4.34	$677

(1)

The aggregate intrinsic value of options is calculated as the difference between the exercise price of the share options and the fair value of the Parent’s ordinary shares for those share options that had exercise prices lower than the fair value of the ordinary shares as of the end of the period.

(2)	Includes 273,000 options granted by the Parent to non-employee directors during 2021; these options are treated as options granted to employees.

Options generally vest over periods of one to four years, and options that are forfeited or cancelled are available to be granted again. The contractual life of options is generally five or ten years from the grant date.

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to employees during the period were as follows:

	For the Year Ended December 31,
	2021	2020
Risk-free interest rate	0.42% – 1.34%	0.19% – 0.84%
Expected term (in years)	3.0 – 6.1	3.0 – 6.1
Expected volatility	71% – 86%	69% – 74%
Expected dividend yield	0%	0%

There were no options granted to non-employees during the years ended December 31, 2021 and 2020.

RSU activity for the year ended December 31, 2021 is summarized as follows:

	RSUs	Average Grant Date Fair Value (in dollars per share)
Outstanding as of January 1, 2021	1,180,215	$41.57
Granted	1,140,434	9.86
Vested	(177,279)	36.81
Forfeited	(268,020)	19.10

RSUs Outstanding at December 31, 2021	1,875,350	$25.95

RSUs can be time-based or performance-based. Vesting of the performance-based RSUs is contingent on the occurrence of certain regulatory or commercial milestones. In March 2021, the Compensation Committee approved an amendment and restatement of the Company’s outstanding 2019 performance-based RSUs to add an additional milestone to the existing milestones. In 2021, the Company also granted performance-based RSUs with the same terms to certain employees who did not receive the 2019 performance-based RSUs. The Company did not recognize expense in 2021 or 2020 related to the performance-based RSUs as the related milestones were not considered probable of achievement.

Subsequent to March 31, 2022, the Company determined that a performance-based RSU milestone was achieved and consequently 50% of the outstanding performance-based RSUs vested, which resulted in the issuance of 384,646 ordinary shares to the Company’s employees. During the three months ending June 30, 2022, the Company plans to record share-based compensation expense of approximately $3.8 million, which represents all of the expense related to the achievement of this performance-based RSU milestone.

RSUs that are forfeited are available to be granted again. Of the RSUs granted during the year ended December 31, 2021, 969,534 were time-based RSUs and 170,900 were performance-based RSUs. Of the RSUs outstanding at December 31, 2021, 1,072,357 are time-based RSUs and 802,993 are performance-based RSUs. Time-based RSUs generally vest over periods of one to four years.

As of December 31, 2021, the unrecognized compensation cost related to outstanding options was $10.6 million. The unrecognized compensation cost related to outstanding options is expected to be recognized over a weighted-average period of approximately 2.4 years. For the years ended December 31, 2021 and 2020, the weighted-average grant date fair value per granted option was $3.48 and $5.07, respectively. The aggregate fair value of

Wave Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2021

options that vested during the years ended December 31, 2021 and 2020 was $5.7 million and $9.6 million, respectively. The unrecognized compensation costs related to outstanding time-based RSUs was $9.0 million as of December 31, 2021, and is expected to be recognized over a weighted-average period of approximately 1.4 years. The total fair value of RSUs vested during the years ended December 31, 2021 and 2020 was $1.7 million and $1.6 million, respectively.

The Wave Life Sciences Ltd. Employee Share Purchase Plan (“ESPP”) allows all full-time and certain part-time employees to purchase the Parent’s ordinary shares at a discount to fair market value. Eligible employees may enroll in a six-month offering period beginning every January 15th and July 15th. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Parent’s ordinary shares on the first business day or the last business day of an offering period. Eligible employees who elected to participate in the ESPP were able to participate in the ESPP for the first time beginning on January 15, 2020. During the year ended December 31, 2021, 92,287 ordinary shares were issued under the ESPP. As of December 31, 2021, there were 882,474 ordinary shares available for issuance under the ESPP.

Share-based compensation expense for the years ended December 31, 2021 and 2020 is classified as operating expenses in the consolidated statements of operations and comprehensive loss as follows:

	For the Year Ended December 31,
	2021	2020
	(in thousands)
Research and development expenses	$7,267	$6,779
General and administrative expenses	9,140	7,517

Total share-based compensation expense	$16,407	$14,296

Of the total share-based compensation expense recorded, the Parent recorded share-based compensation expense of $0.5 million and $0.9 million for the years ended December 31, 2021 and 2020, respectively, all of which is included in general and administrative expenses on the consolidated statements of operations and comprehensive loss. The Parent records the share-based compensation expense related to options granted to non-employee directors. The options granted to non-employee directors are treated as options granted to employees. The Parent’s subsidiaries record share-based compensation expense related to options and RSUs granted to employees of the subsidiaries.

8. SUBSEQUENT EVENT

On May 12, 2022, the Company signed a termination and release agreement with respect to a former research collaboration agreement, pursuant to which the Company is no longer contractually obligated to pay approximately $0.7 million of the accrued expenses recorded on the balance sheet of the Parent as of December 31, 2021.

Appendix B

Proposed Effective Date: August 9, 2022

WAVE LIFE SCIENCES LTD.

2021 EQUITY INCENTIVE PLAN, AS AMENDED

1.	Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the Wave Life Sciences Ltd. 2021 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide eligible Employees, Consultants, and Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of Wave Life Sciences Ltd., a corporation formed in Singapore (the “Company”), and any Affiliate; and (ii) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Share Options; (b) Non-qualified Share Options; (c) Share Appreciation Rights; (d) Restricted Awards and (e) Performance Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under (i) applicable laws of the Republic of Singapore, including but not limited to, the Singaporean Equity Remuneration Incentive Scheme and the Income Tax Act of Singapore; (ii) applicable laws of the United States, including but not limited to, United States federal and state securities laws and the Code; (iii) applicable laws of Japan, including but not limited to, the Financial Instruments and Exchange Act of Japan; (iv) any stock exchange or quotation system on which the Ordinary Shares are listed or quoted; and (v) the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Share Option, a Non-qualified Share Option, a Share Appreciation Right, a Restricted Award or a Performance Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving fraud, embezzlement or any other act of moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material breach of any employment, consulting, advisory, nondisclosure, non-solicitation, non-competition or similar agreement with the Company or its Affiliates; or (v) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) gross misconduct or neglect; (b) false or fraudulent misrepresentation inducing the Director’s appointment; or (c) willful conversion of corporate funds.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3.

“Company” means Wave Life Sciences Ltd., a corporation formed in Singapore, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.

“Corporate Transaction” has the meaning set forth in Section 14.8.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Share Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Share Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.8.

“Effective Date” shall mean August 10, 2021.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Share Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code.

2

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of an Ordinary Share as determined below. If an Ordinary Share is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of an Ordinary Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for an Ordinary Share, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Share Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-qualified Share Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Share Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Share Option or a Non-qualified Share Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which an Ordinary Share may be purchased upon the exercise of an Option.

“Ordinary Shares” means ordinary shares in the capital of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Award” means a Restricted Award which vests based on the attainment of written Performance Goals as set forth in Section 7.2(g).

“Performance Goals” mean performance goals based on any criteria as determined by the Committee. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance Award will be issued or no vesting will occur, levels of performance at which Performance Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee.

3

The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

“Permitted Transferee” means the following if prior approval is obtained from the Committee in its sole and absolute discretion: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets; and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion and in compliance with Applicable Laws.

“Plan” means Wave Life Sciences Ltd. 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Share Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or Ordinary Shares equal to the number of Ordinary Shares subject to the Share Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of an Ordinary Share on the date the Award is exercised, over (b) the exercise price specified in the Share Appreciation Right Award Agreement.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

3.	Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)    to construe and interpret the Plan and apply its provisions;

(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)    to determine when Awards are to be granted under the Plan and the applicable Grant Date;

4

(e)    from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(f)    to determine the number of Ordinary Shares to be made subject to each Award;

(g)    to determine whether each Option is to be an Incentive Share Option or a Non-qualified Share Option;

(h)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that any such amendment shall be subject to the Participant’s consent if required pursuant to Section 13.5;

(j)    to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(k)    to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(l)    to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan; and

(m)    to adopt sub-plans that, when taken together with the Plan, shall constitute the Plan for those certain tax residents identified in the applicable sub-plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification affects a repricing, shareholder approval shall be required before the repricing is effective.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to Applicable Laws and such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the

5

Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 11, a total of (i) 11,450,000 Ordinary Shares shall be available for the grant of Awards under the Plan; plus (ii) the number of Ordinary Shares underlying any awards under the Company’s 2014 Equity Incentive Plan, as amended, that are forfeited, canceled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after the Effective Date shall be added to the Ordinary Shares available for issuance under (i) hereof; provided that no more than 11,450,000 Ordinary Shares may be issued upon the exercise of Incentive Share Options. During the terms of the Awards, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Awards. Notwithstanding the foregoing, to the extent permitted by Applicable Laws, Awards that provide for the delivery of Ordinary Shares subsequent to the applicable grant date may be granted in excess of the share limits set forth in this paragraph if such Awards provide for the forfeiture of such Awards to the extent that insufficient Ordinary Shares remain at the time that the Ordinary Shares would otherwise be issued in respect of such Award.

4.2    Ordinary Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3    Any Ordinary Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, Ordinary Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Ordinary Shares are (a) Ordinary Shares tendered in payment of the exercise price of an Option; (b) Ordinary Shares delivered or withheld by the Company to satisfy any tax withholding obligation; (c) Ordinary Shares covered by a share-settled Share Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (d) Ordinary Shares repurchased by the Company on the open market with the proceeds of the exercise price of an Option or Share Appreciation Right.

5.	Eligibility.

5.1    Eligibility for Specific Awards. Incentive Share Options may be granted only to Employees who are tax residents of the United States and shall not include Employees who are solely Officers and Directors. Awards other than Incentive Share Options may be granted to Employees, Consultants and Directors.

5.2    Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Share Option unless the Option Exercise Price is at least 110% of the Fair Market Value of an Ordinary Share at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.    Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Share Options or Non-qualified Share Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Share Option fails to qualify as such at

6

any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Share Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Share Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Share Option shall be exercisable after the expiration of 10 years from the Grant Date, and Non-qualified Share Options granted to persons who are not Employees (including Directors who are not Employees) shall not be exercisable after the expiration of five (5) years from the Grant Date.

6.2    Exercise Price of An Incentive Share Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Share Option shall be not less than 100% of the Fair Market Value of an Ordinary Share subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Share Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3    Exercise Price of a Non-qualified Share Option. The Option Exercise Price of each Non-qualified Share Option shall be not less than 100% of the Fair Market Value of an Ordinary Share subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Share Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4    Consideration. The Option Exercise Price of an Ordinary Share acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by reduction in the number of Ordinary Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (ii) in accordance with a cashless exercise program established with a securities brokerage firm, or (iii) in any other form of legal consideration that may be acceptable to the Committee.

6.5    Transferability of An Incentive Share Option. An Incentive Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6    Transferability of a Non-qualified Share Option. A Non-qualified Share Option may, in the sole discretion of the Committee, be transferable for no consideration to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Share Option does not provide for transferability, then the Non-qualified Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the

7

Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.

6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act or any other Applicable Laws, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1; or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12    Incentive Share Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of an Ordinary Share with respect to which Incentive Share Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds U.S. $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted in accordance with Section 422(d) of the Code) shall be treated as Non-qualified Share Options.

7.	Provisions of Awards Other Than Options.

7.1    Share Appreciation Rights.

(a)    General. Each Share Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Share Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1,

8

and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Share Appreciation Rights may be granted alone or in tandem with an Option granted under the Plan.

(b)    Grant Requirements. Any Share Appreciation Right that relates to a Non-qualified Share Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Share Appreciation Right that relates to an Incentive Share Option must be granted at the same time the Incentive Share Option is granted.

(c)    Term of Share Appreciation Rights. The term of a Share Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Share Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)    Vesting of Share Appreciation Rights. Each Share Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Share Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Share Appreciation Rights may vary. No Share Appreciation Right may be exercised for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Share Appreciation Right upon the occurrence of a specified event.

(e)    Exercise. Upon exercise of a Share Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of Ordinary Shares subject to the Share Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of an Ordinary Share on the date the Award is exercised, over (ii) the exercise price specified in the Share Appreciation Right or related Option.

(f)    Exercise Price. The exercise price of a Share Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one Ordinary Share on the Grant Date of such Share Appreciation Right. Notwithstanding the foregoing, a Share Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Share Appreciation Right is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code. A Share Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Share Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Ordinary Share subject to the Share Appreciation Right and related Option exceeds the exercise price per share thereof and no Share Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

7.2    Restricted Awards.

(a)    General. A Restricted Award is an Award of actual Ordinary Shares (“Restricted Share”) or hypothetical Ordinary Share units (“Restricted Share Units”) having a value equal to the Fair Market Value of an identical number of Ordinary Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)	Restricted Share and Restricted Share Units.

(i)	Each Participant granted Restricted Share shall execute and deliver to the Company an Award Agreement with respect to the Restricted Share setting forth the restrictions and other

9

terms and conditions applicable to such Restricted Share. If the Committee determines that the Restricted Share shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank share power with respect to the Restricted Share covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Share and, if applicable, an escrow agreement and Share power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Share, including the right to vote such Restricted Share and the right to receive dividends; provided however that dividends (other than share dividends to be issued pursuant to Section 11) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions on the Ordinary Shares subject to the Restricted Share to which it relates lapses.

(ii)

The terms and conditions of a grant of Restricted Share Units shall be reflected in an Award Agreement. No Ordinary Shares shall be issued at the time a Restricted Share Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder. At the discretion of the Committee, each Restricted Share Unit (representing one Ordinary Share) may be credited with cash paid by the Company in respect of one Ordinary Share (“Dividend Equivalents”). Dividend Equivalents shall be paid only upon the vesting of a Restricted Share Unit and in accordance with Section 409A of the Code if paid to a tax resident of the United States.

(c)	Restrictions.

(i)

Restricted Share awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the share certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the share certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)

Restricted Share Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Share Units are forfeited, all rights of the Participant to such Restricted Share Units, including Dividend Equivalents, shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Share, Restricted Share Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Share or Restricted Share Units are granted, such action is appropriate.

(d)    Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

10

(e)    Delivery of Restricted Shares; Settlement of Restricted Share Units. Upon the expiration of the Restricted Period with respect to any Restricted Shares, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the Restricted Shares which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or share dividends credited to the Participant’s account with respect to such Restricted Shares and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Share Units unless payment is further deferred in compliance with Applicable Laws including, but not limited to Section 409A of the Code, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Ordinary Share for each outstanding vested Restricted Share Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Share Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Ordinary Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Ordinary Shares in lieu of delivering only Ordinary Shares for vested Restricted Share Units. If a cash payment is made in lieu of delivering Ordinary Shares, the amount of such payment shall be equal to the Fair Market Value of an Ordinary Share as of the date on which the Restricted Period lapsed in the case of Restricted Share Units.

(f)    Share Restrictions. Each certificate representing Restricted Share awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(g)     Performance Awards. Restricted Awards may be granted at the sole discretion of the Committee, with vesting conditions based on the attainment of written Performance Goals. The Committee shall determine the performance period and whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be issued for such performance period until such certification is made by the Committee. The number Ordinary Shares issued in respect of a Performance Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of Ordinary Shares issued in respect of a Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period and any dividends (other than share dividends to be issued pursuant to Section 11) or Dividend Equivalents that accrue shall only be paid in respect of the number of Ordinary Shares earned in respect of a Performance Award.

8.    Securities Law Compliance. Each Award Agreement shall provide that no Ordinary Shares shall be purchased or sold thereunder unless and until (a) any then Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Ordinary Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register the Ordinary Shares, the Plan or any Award under the Securities Act with the U.S Securities and Exchange Commission or with any state securities commission or stock exchange or under any other Applicable Laws. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Awards unless and until such authority is obtained.

9.    Use of Proceeds from Shares. Proceeds from the sale of Ordinary Shares pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

11

10.    Miscellaneous.

10.1    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2    Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Ordinary Shares are issued, except as provided in Section 11 hereof. Any dividends or Dividend Equivalents shall in all events be subject to the same vesting and forfeiture restrictions as apply to the Award to which they relate.

10.3    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the Articles of Association of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Applicable Laws, including but not limited to Section 409A of the Code if the applicable Award is subject thereto.

10.5    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any foreign, federal, state or local tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Ordinary Shares under the Award, provided, however, that no Ordinary Shares are withheld with a value exceeding the maximum amount of tax required to be withheld by Applicable Laws; or (c) delivering to the Company previously owned and unencumbered Ordinary Shares of the Company.

11.    Adjustments Upon Changes in Shares. In the event of changes in the outstanding Ordinary Shares or in the capital structure of the Company by reason of any share or extraordinary cash dividend, share split, reverse share split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Share Appreciation Rights, the maximum number of Ordinary Shares subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of an Ordinary Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Share Options,

12

ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Share Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Share Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Share Options within the meaning of Section 409A of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.	Effect of Corporate Transaction.

12.1    The obligations of the Company under the Plan and the Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole (a “Corporate Transaction”).

12.2    In the event of a Corporate Transaction, the Board may take one or more of the following actions with respect to Options and Share Appreciation Rights: (i) make appropriate provision for the continuation of the Option or Share Appreciation Right by substituting on an equitable basis for the Ordinary Shares then subject to such Option or Share Appreciation Right either the consideration payable with respect to the outstanding Ordinary Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity; (ii) require that Participants surrender their outstanding Options or Share Appreciation Rights in exchange for a payment by the Company, in cash or Ordinary Shares as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the Ordinary Shares subject to such vested Option or Share Appreciation Right exceeds the Exercise Price; or (iii) after giving Participants an opportunity to exercise to the extent vested their outstanding Options or Share Appreciation Rights, terminate any or all unexercised Options and Share Appreciation Rights at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Corporate Transaction or such other date as the Board may specify.

12.3    In the event of a Corporate Transaction with respect to outstanding Restricted Awards, the Board, shall make appropriate provision for the continuation of such Restricted Awards on the same terms and conditions by substituting on an equitable basis for the Ordinary Shares then subject to such Restricted Awards either the consideration payable with respect to the outstanding Ordinary Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Board may provide that, upon consummation of the Corporate Transaction, each outstanding Restricted Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of Ordinary Shares comprising such Restricted Award to then extent then vested.

13.	Amendment of the Plan and Awards.

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Ordinary Shares and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2    Shareholder Approval. The Board will, submit any amendment to the Plan for shareholder approval if required under Applicable Laws. Other than as set forth in Section 12 of the Plan, the Board may not without shareholder approval reduce the exercise price of a share option or share appreciation right or cancel any outstanding Share Option or Share Appreciation Right Award in exchange for a replacement Award having a lower exercise price, any other Award or for cash. In addition, the Board shall not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Ordinary Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

13

13.3    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Share Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not adversely affect the Participant’s material rights by any amendment of the Plan unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

13.5    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would adversely affect the Participant’s material rights under any Award unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

14.	General Provisions.

14.1    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.3    Recapitalizations and Reorganizations. Each Award Agreement shall contain provisions required to reflect the provisions of Sections 11 and 12.

14.4    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Ordinary Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.5    No Fractional Shares. No fractional Ordinary Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Ordinary Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.6    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.7    Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the 6 month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the 6 month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any

14

action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.8    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Ordinary Shares acquired upon exercise of an Incentive Share Option within two years from the Grant Date of such Incentive Share Option or within one year after the issuance of the Ordinary Shares acquired upon exercise of such Incentive Share Option (a “Disqualifying Disposition”) shall be required if requested by the Company to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Ordinary Shares.

14.9    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.9 such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.10    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.11    Expenses. The costs of administering the Plan shall be paid by the Company.

14.12    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.13    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.14    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.    Effective Date and Termination or Suspension of Plan. The Plan shall become effective as of the Effective Date and shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of the Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired. No grants of Incentive Stock Options may be made under the Plan on or after June 15, 2031. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16.    Choice of Law. The applicable laws of the State of Delaware, United States of America shall govern all questions concerning the construction, validity and interpretation of this Plan unless this Plan so specifies the interpretation of other Applicable Laws then, in such case, those Applicable Laws shall govern.

15

17.    Clawback. Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Award (whether or not vested or settled) or cause a Participant to forfeit any Award (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

16

WAVE LIFE SCIENCES WAVE LIFE SCIENCES LTD. C/O 733 CONCORD AVENUE CAMBRIDGE, MA 02138 ATTN: LINDA ROCKETT SCAN TO VIEW MATERIALS & VOTE VOTE BY MAIL or scan the QR Barcode above Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D88575-P78467 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WAVE LIFE SCIENCES LTD. The Board of Directors recommends a vote FOR all of the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, and 6. 1. The Election of the Nominees for Director: For Against Abstain 1a. Paul B. Bolno, M.D., MBA For Against Abstain 1b. Mark H. N. Corrigan, M.D. 3. To approve the Company’s payment of cash and equity-based compensation to non-employee directors for service on the Board of Directors and its committees, in the manner and on the basis set forth under “Proposal 3: Non- Employee Directors’ Compensation” in the proxy statement 1c. Christian Henry 1d. Peter Kolchinsky, Ph.D. 4. To approve a proposed amendment to the Company’s 2021 Equity Incentive Plan in the manner and on the basis as set forth under “Proposal 4: Approval of an Amendment to the 2021 Equity Incentive Plan” in the proxy statement 1e. Adrian Rawcliffe 1f. Ken Takanashi 5. To authorize the Board of Directors to allot and issue Ordinary Shares of Wave Life Sciences Ltd. 1g. Aik Na Tan 6. To approve, by a non-binding advisory vote, the compensation of our named executive officers as disclosed in the proxy statement 1h. Gregory L. Verdine, Ph.D. 7. To transact such other business as may properly come before the 2022 Annual General Meeting of Shareholders and all adjournments or postponements thereof 1i. Heidi L. Wagner, J.D. 2. To approve the re-appointment of KPMG LLP to serve as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2022, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of our 2023 Annual General Meeting of Shareholders Yes No Please indicate if you plan to attend the 2022 Annual General Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Wave Life Sciences Ltd. 2022 Annual General Meeting of Shareholders Tuesday, August 9, 2022, 11:30 a.m., Eastern Time Wave Life Sciences Ltd. 733 Concord Avenue, Cambridge, MA 02138 Upon arrival, please present this admission ticket and photo identification at the registration desk. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS: The notice, proxy statement and our 2021 annual report to shareholders are available for viewing, printing and downloading at www.proxyvote.com Vote by Mail Whether or not you expect to attend the 2022 Annual General Meeting of Shareholders, please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. YOUR PROXY CARD MUST BE RECEIVED AT THE ADDRESS ABOVE NOT LESS THAN 48 HOURS BEFORE THE TIME APPOINTED FOR HOLDING THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR WITHIN SUCH OTHER TIME AS MAY BE REQUIRED BY THE SINGAPORE COMPANIES ACT). D88576-P78467 Proxy—WAVE LIFE SCIENCES LTD. (Incorporated in the Republic of Singapore; Company Registration Number 201218209G) 2022 Annual General Meeting of Shareholders August 9, 2022 This proxy is solicited by the Board of Directors Paul B. Bolno, M.D., MBA, and in his absence, Linda Rockett, Esq., each with the power of substitution and each with the full power to act alone, are hereby authorized as Proxies to represent and vote the ordinary shares of Wave Life Sciences Ltd. owned by the undersigned, with all the powers which the undersigned would possess if personally present, at the 2022 Annual General Meeting of Shareholders of Wave Life Sciences Ltd. to be held on August 9, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Proxies as directed herein by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, and FOR Proposal 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2022 Annual General Meeting of Shareholders or at any adjournment or postponement thereof. Continued and to be signed on reverse side